                                                                    EXHIBIT 10.4


September 1, 1998

Mr. F. J. Pollak                Mr. David Topp
President and CEO               Chairman
Topp Telecom, Inc.              Topp, Inc.
8200 N.W. 27 St., Suite 117     8280 N.W. 27 St., Suite 506
Miami, FL  33122                Miami, FL  33122

     RE:  Topp Telecom, Inc.

Dear Mr. Pollak and Mr. Topp:

     This Letter of Agreement replaces that certain Letter of Agreement dated August 16, 1998 by and among CellStar, Ltd. ("CellStar"), Topp Telecom, Inc. ("Telecom"), David Topp ("D. Topp") and Frederick J. Pollak ("Pollak") which shall be of no further force or effect. All references to the Letter of Agreement shall be references to this Letter of Agreement dated effective as of September 1, 1998.

     The purpose of this Letter of Agreement is to set forth our agreements with respect to certain transactions between CellStar and Telecom. This Letter of Agreement is intended to be binding on both parties, unless otherwise expressly stated below. As used herein, "CellStar" shall mean CellStar, Ltd., CellStar Telecom, Inc. or other CellStar affiliates, as the context may require.

     1. Receivables Conversion. Upon and subject to the terms and conditions set forth in this Letter of Agreement, CellStar will make available to Telecom a credit facility (the "Facility") in the aggregate amount of Twenty Six Million Nine Hundred Ninety Dollars ($26,990,000) for the purpose of financing all of the accounts receivable due and owing as of the date hereof from Telecom to CellStar and for the purpose of financing future purchases of products by Telecom from CellStar, all to be evidenced by a note executed by Telecom in favor of CellStar (the "Note"), having the form and containing the terms and conditions of the Note set forth as Exhibit A hereto.

     2. The Credit Facility Note. The maximum principal amount of the Note will be Twenty Six Million Nine Hundred Ninety Dollars ($26,990,000), the outstanding principal of which shall bear interest at the rate of six-tenths of one percent (0.6%) per month on the average daily balance from time to time outstanding. Interest will be due and payable monthly (to be applied first to accrued interest and then to principal), commencing September 15, 1998. The full amount of unpaid principal and outstanding accrued interest will be due and payable on January 2, 2000. So long as the Note is outstanding, the net proceeds received by Telecom as a result of the consummation of one or more of the following events shall be applied first to payment of the Note: (i) an initial public sale of Telecom's stock to the public (an "IPO") pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Securities Act"), and (ii) the sale of debt to Qualified Institutional Investors

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998
Page 2


under Rule 144A of the Securities Act (a `Debt Sale"). The Note may be prepaid at any time without penalty. Any prepayment, including any payment made or credited pursuant to Section 3, will be applied first to interest (which shall include all accrued interest, including interest payable but not yet due) and then to principal. In no event shall this paragraph, or any other provision of this Letter of Agreement, be construed to require CellStar to advance any cash funds or make any cash loans to Telecom.

     In addition to other events of default, the Note shall provide that a good faith determination solely on the part of CellStar, Ltd. that any one of the following events (each a "Performance Event") has occurred shall constitute an Event of Default thereunder: (i) The new activations of cellular customers of Telecom, Inc., net of any decrease in then existing cellular telephone customers, shall fail to increase by a minimum of 10,000 per month, for each of the months of September, October, November and December, 1998, which net increase may be calculated, at the election of Telecom, using the single month for which the calculation is being made or an average of such activations for that month and the then preceding month, with the first such calculation commencing for the two month period ended October 31; (ii) The monthly airtime usage by cellular telephone customers of Telecom shall fail to increase by a minimum of 500,000 minutes per month, for each of the months of September, October, November and December, 1998, which net increase may be calculated, at the election of Telecom, using the single month for which the calculation is being made or an average of such minutes for that month and the then preceding month, with the first such calculation commencing for the two month period ended October 31; (iii) As of December 31, 1998, Telecom, Inc. shall have failed to effect one or more debt and equity financings (excluding financings provided by CellStar), yielding aggregate gross proceeds of US$100,000,000 for the account of Telecom; provided, however, that in the event CellStar fails to act in good faith in providing its consent to such financings (subject to acting in the best interests of the shareholders of CellStar Corporation), the occurrence of the event described in this sub-clause (iii) shall not constitute an Event of Default hereunder; (iv) The Net Operating Losses of Telecom, calculated in accordance with generally accepted accounting principles, applied on a consistent basis, but without taking into account any interest paid or accrued under the Note, shall exceed US$4,000,000 for any calendar month commencing with the month of September 1998; provided, however, that if CellStar fails to ship telephones to Telecom, (x) without cause, when it is in a position to do so and Telecom is either in a position

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998
Page 3


to pay for such telephones or draw down on the Note to finance the purchase of such telephones and does not otherwise have the right to refrain from shipping telephones to Telecom under any document, instrument or agreement executed by and between Telecom and CellStar (including, without limitation, under the Distribution and Fulfillment Agreement dated as of September 15, 1997 between Telecom and CellStar, as amended by that Amendment to Distribution and Fulfillment Agreement of even date herewith, by and between Telecom and CellStar) or (y) because of an event resulting from acts of God, civil or military authority, acts of public enemy, war, fires, explosions, earthquakes, or floods, and Telecom is either in a position to pay for such telephones or draw down on the Note to finance the purchase of such telephones, then the date by which an Event of Default in sub-sections (i), (ii) or (iv) above is measured shall be extended by the number of days (the "Grace Days") during which CellStar fails to ship telephones pursuant to (x) or (y) above; provided, that, Cellstar shall give Telecom 30 Grace Days if CellStar has failed to ship telephones pursuant to (x) or (y) above for a period of 5 or more consecutive days in any 30 day period. The additional events of default described in sub-sections (i),
(ii), (iii) and (iv) of this paragraph shall be effective only until such time as Telecom shall have effected one or more debt and equity financings (excluding financings provided by CellStar) yielding aggregate gross proceeds of US$100,000,000 for the account of Telecom.

     The Note also shall include a provision granting CellStar and its Representatives (as that term is defined in Section 6 hereof) reasonable access to the books and records of Telecom.

     A. Security. The Note shall be secured by the following: (i) a first priority security interest in all inventory and equipment purchased from CellStar and remaining in Telecom's possession; (ii) a first priority security interest in all accounts receivable of Telecom (junior only to the security interest of Cellco with respect to receivables arising from Cellco mobile numbers and the factoring referenced below); (iii) a first priority security interest in all shares of Telecom Class A and Class B common stock owned by David Topp ("D. Topp") (and members of his family) and Frederick J. Pollak ("Pollak"); and (iv) a collateral assignment of and security interest in Telecom's contract rights under Section 3.1.5 of that certain License Agreement by and between Telecom and Motorola, Inc., ("Motorola") dated as of July 7, 1998 (the "Motorola License Agreement"). The parties will cause the execution and delivery of the Security Agreement having the form and containing the terms and conditions set forth as Exhibit B-1 hereto, the UCC-1 Financing Statements having the form and containing the terms and conditions set forth as Exhibit B-2 hereto, the Pledge Agreements having the form and containing the terms and conditions set forth as Exhibit C-1 and Exhibit C-2 hereto and irrevocable proxies. Telecom agrees to use its best efforts to obtain the consent of Motorola for such assignment no later than October 1, 1998. Existing security interests in favor of Topp, Inc. and Capital Factors will be terminated on or before the closing date, except that existing security interests in favor of Capital Factors securing not more than $200,000 of existing accounts receivable may remain in effect. Upon an Event of Default under the Note, the irrevocable proxies, having the form and containing the terms and conditions set forth as Exhibit D hereto, shall permit CellStar the unlimited right to vote all pledged shares on any matter, including without limitation, the election and removal of any director upon a good faith determination made solely by CellStar that an Event of Default has occurred under the Note. The sole remedy for any alleged breech by CellStar in its exercise of the powers and authority granted pursuant to the irrevocable proxies shall be a claim for money damages. The foregoing notwithstanding Telecom may factor accounts receivable from time to time in an aggregate amount not to exceed $3,000,000, provided that in the event that Telecom obtains the termination of the existing

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998
Page 4


security interests with respect to receivables (including proceeds of inventory) held by Eastern National Bank, then Telecom shall be entitled to factor accounts receivable up to an aggregate amount not to exceed $5,000,000.

          B. Guaranty Termination. At closing, CellStar will execute and deliver a Termination of Guaranty Agreement, having the form and containing the terms and conditions described in Exhibit E hereto, terminating the covenants and obligations of Topp, Inc., a Florida corporation, contained in that certain Guaranty Agreement effective as of October 10, 1997.

          C. Guarantees. The Note shall be guaranteed by the personal guarantees of D. Topp and Pollak, having the form and containing the terms and conditions of the guarantee set forth as Exhibit F; provided, that, in no event shall either guarantor be liable for more than such guarantor's "Pro Rata Percentage" of the obligations under the Note. As used herein, Pro Rata Percentage means a fraction, the numerator of which is equal to the number of voting and non-voting shares of common stock of Telecom owned by such guarantor as of the date hereof, and the denominator of which is equal to the sum of the total number of outstanding shares of voting and non-voting common stock of Telecom as of the date hereof plus the maximum number of voting and non-voting shares of common stock to be issued to CellStar under the Option and Warrants referenced in this Letter of Agreement. In determining a guarantor's Pro Rata Percentage, the number of voting and non-voting shares of common stock of Telecom deemed to be owned by a guarantor shall include shares owned of record or beneficially by members of that guarantor's family. Within five (5) days after execution of this Letter of Agreement, each of D. Topp and Pollak will provide to CellStar his respective personal balance sheet dated as of June 30, 1998. The guarantee by D. Topp will replace and not be in addition to the current guarantee by Topp, Inc. to CellStar, which will be cancelled upon execution and delivery of the guarantees by D. Topp and Pollak. The aggregate Pro Rata Percentage of the Guarantors shall equal 60%.

          The Guarantees shall provide that, in no event, shall the Guarantors be required to make any payments pursuant to the Guarantees prior to January 2, 2000.

          D. Handset Activation Fee. National Auto Center, Inc. shall be relieved from its obligation to pay the Handset Activation Fee specified in
Section 3.1 of that certain License Agreement between Telecom and National Auto Center, Inc., a Delaware corporation, dated as of July 30, 1998, as amended by the Addendum dated as of July 30, 1998 ("Topp License Agreement") pursuant to an Amended and Restated License Agreement having the form and containing the terms and conditions set forth as Exhibit L hereto (the "Amended and Restated License Agreement") for a period of 15 months from the System Start-Up Date. For purposes hereof, the System Start-Up Date shall mean the date on which National Auto Center, Inc. sells its first cellular telephone in the Territory (as such term is defined in the Topp License Agreement).

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998
Page 5


      E. Distribution Agreement. At closing, Telecom shall execute and deliver to CellStar an Amendment to Distribution and Fulfillment Agreement dated as of September 15, 1997 (the "Distribution Agreement") having the form and containing the terms and conditions of the Amendment to Distribution Agreement set forth as Exhibit G hereto, pursuant to which Telecom (i) confirms retraction of its notice of termination of said agreement delivered to CellStar on July 14, 1998,
(ii) confirms the reinstatement of the Distribution Agreement, and (iii) amends the Distribution Agreement to provide for a five year term and includes a provision permitting either party to renegotiate in good faith the pricing terms in the Distribution Agreement to then market rates upon payment in full of the Note.

      F. Without limiting Lender's rights to receive payment in full under the Note pursuant to the terms thereof (except as expressly provided in this Section 2.F), CellStar agrees that, in the event that the Borrower shall effect a Debt Sale, and upon a good faith determination by Lender that: (i) the terms and conditions of the Debt Sale are compatible with the best interests of the shareholders of CellStar, and (ii) giving consideration to the amount of the net proceeds received by Borrower pursuant to the Debt Sale, the cash requirements of Borrower and the demands of the creditors under the Debt Sale (the "Debt Sale Creditors"), it is in the best interests of the shareholders of CellStar for CellStar to waive, in part, its right to receive a portion of the proceeds of the Debt Sale in payment of the Note (as described in Section 2 hereof); then, concurrently with the consummation of the Debt Sale, Lender shall, to the extent Lender in good faith determines to be in the best interest of the shareholders of Cellstar, and upon reasonable terms and conditions, including, without limitation, receiving the benefit of substitute affirmative and negative covenants, security interests and collateral, and cross default provisions with respect to the Debt Sale note and documents: (a) waive its right to receive such portion of the proceeds of the Debt Sale as Lender in good faith determines to be in the best interest of the shareholders of CellStar; (b) except with respect to the maturity date of the Note, subordinate its interests in and to the Note and the other Loan Documents referenced therein to the interests of the Debt Sale Creditors in and to the agreements executed by Borrower in connection with the Debt Sale; (c) subordinate its interests in the collateral securing the Note and the Loan Documents, or release its security interest in such collateral; and
(d) waive Borrower's compliance with the affirmative and negative covenants made by Borrower under the Note and the Loan Documents. In addition, in the event that, prior to December 31, 1998, Telecom shall have effected one or more debt and equity financings (excluding financings provided by CellStar) yielding aggregate gross proceeds of US$100,000,000 for the account of Telecom, Lender shall release its security interest in the collateral securing the Note and the Loan Documents and release the Guaranty. Lender's obligations under this paragraph 2.F shall, at all times, be subject to the following condition precedent: a default or Event of Default under the Note or any other Loan Document (as defined in the Note) shall not have occurred and then be continuing.

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998
Page 6


     3. Option. Telecom shall grant to CellStar the option to purchase 1,043 newly issued shares of Telecom convertible preferred stock or voting common stock, as CellStar may elect, and 17,988 newly issued shares of Telecom convertible preferred stock or non-voting common stock, as CellStar may elect (the "Option Shares"), for an aggregate exercise price of two million dollars ($2,000,000) (the "Option"), or $105.0916925 per share. The Option shall be exercisable by CellStar in whole or in part at any time, and from time to time, within five (5) years after the date hereof. In its sole discretion, CellStar may exercise its right herein to purchase the Option Shares in cash or by notice to Telecom that (i) CellStar is crediting the purchase price therefor first to accrued interest and then to principal of the Note or (ii) CellStar is crediting the purchase price therefor to outstanding accounts receivable owed by Telecom to CellStar. The Option, the Option Shares and the exercise price will be subject to proportional adjustment as provided in the Option Agreement. The Option shall be evidenced by a written Option Agreement having the form and containing the terms and conditions of the Option Agreement as set forth as Exhibit H hereto.

     Upon payment by CellStar of the exercise price per share, each share of convertible preferred stock shall be convertible at any time at the option of the holder into one (1) share of voting or non-voting common stock of Telecom as set forth in the Option Agreement. The convertible preferred stock shall be non-voting, except as provided in the Amendments to the Articles of Incorporation of Telecom set forth as Exhibit I hereto, which amendments shall be duly authorized and filed with the Florida Department of State on or before the closing date, and as otherwise required by law, and shall not accrue dividends. The convertible preferred stock shall be non-redeemable. Upon a liquidation of Telecom (sale, merger, consolidation, etc.) the holder of the convertible preferred stock shall be entitled to receive in preference to the common stock the book value of the convertible preferred stock; provided, however, that at all times the holder shall have the right, upon payment of the exercise price per share, to convert the convertible preferred stock and receive, in lieu of any liquidation preference amount, the holder's pro rata share of Telecom's common equity.

     4. Consideration to CellStar. Upon issuance of the Note and execution and delivery of each of the other instruments and documents contemplated under this Letter of Agreement, and in consideration therefor, Telecom shall:

         A. Issue to CellStar warrants (the "Warrants") to purchase the following shares (collectively, the "Warrant Shares"): (i) 1190 shares of Telecom voting common stock equal to a 10 percent (10%) interest in the voting common stock of Telecom and (ii) 25,242 shares of Telecom nonvoting common stock equal to a 10 percent (10%) interest in the nonvoting common stock of Telecom, in each case based on current shares outstanding on a fully diluted basis for an exercise price of ten cents ($.10) per share. Upon exercise in full of the Option set forth in Section 3 and the Warrants set forth in this Section 4A, CellStar will own

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998
Page 7


directly or have the right indirectly through the conversion of Preferred Shares to own forty percent (40%) of all outstanding Common Stock of Telecom, voting and nonvoting as of the date of this Letter of Agreement. The Warrants will be exercisable by CellStar in whole or in part at any time within five (5) years after the date of execution of this Letter of Agreement; provided however, that the Warrants shall not be exercisable prior to the exercise of the Option. The exercise price will be subject to proportional adjustment as provided in the Warrant. The Warrant shall be evidenced by a written Warrant Agreement, having the form and containing the terms and conditions of the Warrant Agreement set forth as Exhibit J hereto.

          B. Cause the parties to the existing Shareholders' Agreement between Telecom and its shareholders to execute and deliver an amendment to that certain Shareholders' Agreement dated as of November 4, 1997, having the form and containing the terms and conditions of the Amendment to Shareholders' Agreement set forth as Exhibit K hereto, so as to ensure that all of CellStar's rights under such Shareholders' Agreement include and encompass the Option, Option Shares, Warrants and Warrant Shares, including without limitation, rights of first refusal, registration rights and all other rights of CellStar set forth in such Shareholders' Agreement and other documents to be delivered pursuant to the Letter of Agreement.

          C. Confirm to CellStar that the Topp License Agreement, remains in full force and effect and no event of default has occurred thereunder.

          D. Grant to CellStar or its designated affiliate pursuant to the Amended and Restated License Agreement, having the form and containing the terms and conditions of the Second Addendum to Topp License Agreement as set forth as Exhibit L hereto, the perpetual, exclusive, transferable, assignable, fully paid-up right and license for the same rights as are described in Section 2 of the Topp License Agreement in four countries in Europe, Asia, South Africa and the Middle East to be selected by CellStar in its sole discretion subject only to Telecom's right to continue to distribute its products through vendors with distribution agreements. The license contemplated by this section 4D shall only be transferable to an entity or entities that sell phones for delivery solely in one of the four countries so selected by CellStar. In the event that CellStar transfers the rights granted pursuant to this section 4D, such transferee shall execute and deliver a sublicense agreement with reasonable terms and conditions. The parties will negotiate a form of sublicense agreement in good faith

          E. Deliver to CellStar a limited release by Telecom and Pollak and D.Topp on behalf of himself and the other members of his family, having the form and containing the terms and conditions of the Release set forth as Exhibit M-1 hereto. CellStar shall deliver to telecom a limited release by CellStar having the form and containing the terms and conditions of the Release set forth as Exhibit M-2 hereto.

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998
Page 8


         F. Deliver to CellStar such other instruments and documents as CellStar may reasonably request to give effect to the transactions contemplated by this Letter of Agreement.

     5. Stock Purchase Agreement. The parties will execute and deliver, and will cause their respective affiliates, as appropriate, to execute and deliver the amendment to that certain Stock Purchase Agreement deemed effective November 1, 1997 (the "Stock Purchase Agreement"), having the form and containing the terms and conditions of the Amendment to Stock Purchase Agreement set forth as Exhibit N-1 or N-2 hereto, as the case may be, so that (i) in the event that the transactions contemplated under this Letter of Agreement are not consummated and this Letter of Agreement is terminated, the parties shall execute Exhibit N-1 so as to clarify that CellStar shall be obligated with respect to the December Shares as set forth in the Stock Purchase Agreement; provided, that, (A) CellStar shall have 30 days following the effective date of the termination of this Letter of Agreement to purchase the December Shares and if such shares are not purchased, the provisions of Section 1.5 of the Stock Purchase Agreement shall be applicable and (B) CellStar shall not be deemed in default of any of its obligations with respect to the December Shares, or (ii) in the event that the transactions contemplated under this Letter of Agreement are consummated, the parties shall execute Exhibit N-2 so as to clarify that (A) the Option granted to CellStar in Section 3 above shall replace, and not be in addition to, CellStar's rights, pursuant to the Stock Purchase Agreement, to purchase the December Shares, (B) the rights and obligations of the parties with respect to the automatic conversion of the $2.0 million of Telecom's accounts payable owed to CellStar are no longer in effect and (C) CellStar has not defaulted in its obligations under the Stock Purchase Agreement. CellStar may purchase the December Shares by crediting the purchase price therefor against any amounts due CellStar. The aforesaid Exhibit N-1 shall be executed and delivered by the parties thereto and their affiliates regardless of whether the other transactions contemplated by this Letter of Agreement close in accordance with
Section 8 hereof.

     6. Confidentiality Agreement. Telecom and CellStar and its Representatives shall continue to be bound by and comply with the requirements of the Confidentiality Agreement between CellStar, Ltd. and Telecom dated as of February 27, 1997. The parties hereby agree that such Confidentiality Agreement is now, and shall remain throughout the effective term of this Letter of Agreement, in full force and effect and each such party agrees to be so bound. As used in this Letter of Agreement, "Representatives" means, collectively, a party's directors, officers, financial advisors, attorneys, accountants, engineers, consultants, agents, affiliates, employees and representatives.

     7. Conditions to Consummation of Any Transaction. The consummation of the transactions contemplated in this Letter of Agreement is contingent upon (i) the due execution and delivery of instruments and documents described in this Letter of Agreement, (ii) CellStar's and Telecom's receipt of comfort acceptable to it that the transaction documents are enforceable

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998
Page 9


pursuant to their respective terms, and (iii) the proper filing of instruments and documents required to be filed hereunder.

     8. Closing. The closing of the transactions contemplated herein shall be deemed to occur upon the execution and delivery of the Exhibits attached hereto (the "Closing"). In the event that the transactions contemplated under this Letter of Agreement are not consummated on or before September 1, 1998, this Letter of Agreement shall terminate, neither party having any liability to the other hereunder, except that the provisions of Section 5 of this Letter of Agreement shall remain in full force and effect. The execution and delivery of the Note shall take place outside of the State of Florida.

     9. Expenses. Each party shall pay all expenses incurred by it in connection with this Letter of Agreement, the due diligence investigation of
CellStar and any transactions contemplated hereby.   Neither CellStar nor
Telecom will be responsible for the payment of any finder's fee or commission of any sort in connection with the transactions described herein.

     10. Governing Law and Jurisdiction. This Letter of Agreement shall be governed by and construed in accordance with the substantive laws of the State of Texas, without giving effect to principles of conflict of laws.

     11. BINDING EFFECT. THIS LETTER OF AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF EACH OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN (INCLUDING WITHOUT LIMITATION ANY OBLIGATIONS OF CELLSTAR TO ACCEPT ANY NOTE OR OTHERWISE CONVERT OR EXTEND THE TIME FOR PAYMENT OF ANY AMOUNTS AT ANY TIME DUE FROM TELECOM TO CELLSTAR) IS EXPRESSLY SUBJECT TO THE CONDITIONS SET FORTH IN SECTION 7 ABOVE.

     12. Assignment. No assignment of any rights or obligations under this Letter of Agreement or the documents referenced herein shall be effective unless such assignment is in accordance with the provisions of the document to which it relates or unless consented to in writing in advance by the non-assigning party, except that CellStar may unilaterally assign its rights and obligations under this Letter of Agreement to any commonly controlled affiliate of CellStar upon written notice to Telecom.

     13.  Exhibits.  The exhibits hereto are made a part hereof.

     14.  Survival.  This Letter of Agreement shall survive the Closing.

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998
Page 10


     If the foregoing is acceptable to you and sets forth our mutual agreement concerning these matters, please so indicate by signing below and returning a fully signed original to us not later than one day after the date of this Letter of Agreement.

                  [Signatures follow immediately on next page]

Mr. F.J. Pollak
Mr. David Topp
September 1, 1998



                                          CELLSTAR, LTD.
                                          By National Auto Center, Inc.
                                          Its General Partner


                                          By: /s/ Timothy L. Maretti
                                             ----------------------------------

                                          Its: U.S. Region President
                                              ---------------------------------

                                          Accepted and Agreed to on
                                                                    -----------

                                          TOPP TELECOM INC.


                                          By: /s/ Frederick J. Pollak
                                            -----------------------------------
                                                   Frederick J. Pollak,
                                                   President and CEO


Accepted and Agreed to on                 Accepted and Agreed to on


By: /s/ Frederick J. Pollak,              By: /s/ David Topp
   -----------------------------------      -----------------------------------
   Frederick J. Pollak, Individually        David Topp, Individually



cc:  Richard M. Gozia
     Danny Bogar

                                                                       EXHIBIT A

                                PROMISSORY NOTE

$26,990,000.00                                     Dated as of September 1, 1998

     FOR VALUE RECEIVED, Topp Telecom, Inc., a corporation organized and existing under the laws of Florida (the "Borrower"), promises to pay to the order of CellStar, Ltd., a limited partnership organized and existing under the laws of Texas (the "Lender"), on January 2, 2000, at the principal office of the Lender at 1730 Briercroft Court, Carrolton, Texas 75006 (or at such other office or location as the Lender shall specify to the Borrower in writing from time to time), the principal sum of TWENTY SIX MILLION NINE HUNDRED NINETY THOUSAND DOLLARS ($26,990,000.00) (the "Loan"), or such lesser aggregate principal amount of the Initial Loan and all subsequent Loans (as hereinafter defined) as from time to time may be outstanding hereunder, in lawful money of the United States of America, and to pay interest on the aggregate unpaid daily average outstanding principal balance hereof in like money at such office from the date hereof until the principal hereof shall have become due and payable by acceleration or otherwise, at a fixed rate per month equal to six tenths of one percent (.6%) per month.

     The Lender agrees, on the terms hereof, to make an initial loan to Borrower in the approximate principal amount of US$21,010,000.00 (the "Initial Loan") to convert accounts receivable due and owing as of the date hereof from Borrower to Lender, and to make additional loans to Borrower (collectively, the "Loans") exclusively for the purpose of financing Lender's accounts receivables that may be generated from and after the date hereof as a result of purchases by Borrower from Lender of inventory, as evidenced by invoices issued by Lender to Borrower (the "Accounts"), for a period commencing on the date hereof and terminating on the earlier of December 31, 1998 (the "Termination Date") or such earlier date as the principal and interest hereof shall become due and payable by acceleration or otherwise. Each Loan shall be made at such time, and in such amount, as Lender may require in order to convert Accounts into Loans hereunder. The Lender agrees to make the Initial Loan and subsequent Loans to Borrower hereunder up to, but not exceeding, in the aggregate, the stated principal amount of this Note (the "Commitment"). The Lender shall provide Borrower with written notice of each Account converted to a Loan hereunder.

     The Borrower hereby authorizes the Lender to record on the schedule attached to this Note the date and the amount of the Initial Loan and each Loan made by the Lender hereunder, and each repayment thereof; provided, however, that the failure to make a notation with respect to the Initial Loan or any Loan shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to such Initial Loan or Loan or any other obligation of the Borrower relating to such Initial Loan or Loan, and the Borrower's obligation to make payments of principal and interest on this Note shall not be affected by the failure to make a notation thereof on the schedule.

     Although the stated amount of this Note shall be equal to the Commitment, this Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Initial Loan and each Loan at the time evidenced hereby. Interest on the Initial Loan and each Loan shall be payable on, and only for the period during which, the principal amount of the Initial Loan and each Loan is outstanding.

     Interest on this Note shall be due and payable monthly, commencing on October 15, 1998, and thereafter on the 15th day of each month, and at maturity (whether by acceleration or otherwise). The entire amount of principal and accrued interest outstanding under this Note shall be due and payable on January 2, 2000. Interest under this Note shall be calculated on the average daily balance from time to time outstanding, on the basis of a 360-day year for the actual number of days elapsed (i.e. 1/360th of a full year's interest shall accrue for each day any principal amount of the Loan is outstanding).

     In the event that the Borrower shall effect (i) an initial public sale of any class of the Borrower's stock to the public (an "IPO") pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a sale of debt to any Qualified Institutional Investors pursuant to Rule 144A of the Securities Act (a "Debt or Equity Sale"), the net proceeds of any such Debt or Equity Sale shall be applied first to the payment of any outstanding principal and interest or other amounts due under this Note by delivery of immediately available funds to Lender on the day such proceeds are delivered to Borrower, or if delivery of immediately available funds to Lender on the day of receipt of such proceeds by Borrower is impracticable due to banking hour restrictions, then by 12:00 Noon on the next Business Day thereafter.

     The principal amount of this Note and all outstanding accrued interest shall be payable in full, together with any accrued and unpaid interest thereon, on January 2, 2000 (the "Maturity Date").

     The Borrower shall have the right, at any time or from time to time, to prepay the Loan in whole or in part, without premium or penalty, provided that upon each prepayment the Borrower shall pay accrued interest on the principal amount so prepaid to the date of prepayment. Borrower may not re-borrow any amounts borrowed and repaid hereunder.

     This Note is not subject to any right of set-off, whether at common law or otherwise, provided, only, that the Lender has not wrongfully refused to convert an Account to a Loan hereunder.

     Prior to a default, all payments received by Lender under this Note, including, without limitation, any prepayments, shall be applied first to accrued and unpaid interest under this Note (including interest payable but not yet due) and then to the principal of indebtedness hereunder.

     This Note is the note referred to in the Letter Agreement (as herein defined). Reference is made to the Letter Agreement with respect to the rights and obligations of the Borrower, the Lender and each holder hereof, including, without limitation, the rights and obligations of the Borrower, the Lender and each holder thereof pursuant to Section 2.F of the Letter Agreement.

     All payments by the Borrower under this Note shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all payments, after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof (collectively the "Taxes"), shall not be less than the amounts otherwise specified to be paid under this Note. Notwithstanding anything to the contrary contained in this paragraph, the Borrower shall not be liable for the payment of any tax on or measured by net income imposed on the Lender pursuant to the income tax laws of the United States or by the jurisdiction under the laws of which the Lender is organized or is or should be qualified to do business or any political subdivision thereof. The Borrower shall further pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Note or any of the other documents evidencing and/or securing the Loan (herein referred to as "Other Taxes"). The Borrower shall pay all Taxes and Other Taxes when due (and indemnify the Lender against any liability therefor) and shall promptly (and in any event not later than 30 days thereafter) furnish to the Lender any certificates, receipts and other documents which may be required (in the reasonable judgment of the Lender) to establish any tax credit to which the Lender may be entitled. The Borrower shall indemnify the Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this paragraph) paid by the Lender or any liability (including interest and penalties) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Without prejudice to the survival of any other agreement of the Borrower hereunder, the obligations of the Borrower under this paragraph shall survive the termination of this Note and the repayment of the Loan.

     For the purposes hereof, the following terms shall have the following meanings:

     "Business Day" shall mean a day on which commercial banks are open for business in Dallas, Texas.

     "Governmental Authority" shall mean, as to any Person, any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over such Person or any of its business, operations or properties.

     "Letter Agreement" shall mean that certain Letter Agreement dated September 1, 1998 by and among Lender, Borrower, David Topp and F.J. Pollak.

     "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or Governmental Authority.

     "Net Operating Losses" means, with respect to any period, net losses after customer acquisition costs and depreciation and amortization expense, but excluding interest expense with respect to this Note, gains and losses from assets sales and reserves related thereto (other than sales of inventory in the ordinary course of business) and extraordinary gains and losses, determined in accordance with generally accepted accounting principles, consistently applied.

     If the principal of this Note or any portion hereof and, to the extent permitted by law, interest hereon shall not be paid when due, whether by acceleration or otherwise, or if there shall occur any other Event of Default hereunder, the entire outstanding principal balance under this Note shall bear interest for any period during which such principal or interest shall be overdue or during the pendency of any such other Event of Default at a rate per annum equal to the maximum rate permitted by applicable law, provided that if no maximum rate is prescribed by applicable law, at the rate of twenty-five percent (25%) per annum (the "Default Rate"), and payable on demand.

     This Note is secured by (i) that certain Security Agreement by and between Borrower and Lender of even date herewith, together with the UCC-1 Financing Statements filed in connection therewith and (ii) those certain Pledge Agreements by and between each of (1) David Topp and members of his family, and
(2) F.J. Pollack, as Pledgors, and the Lender, each of even date herewith, and is guaranteed by those certain Guaranty Agreements of even date herewith by and between each of David Topp and Frederick J. Pollak, as Guarantors, and Lender (collectively the "Security Documents"). (The Borrower, the Guarantors and Pledgors David Topp and F. J. Pollak are hereinafter sometimes referred to individually as a "Credit Party" and collectively as the "Credit Parties").

     Upon the happening of any of the following events, each of which shall constitute a default hereunder (herein referred to as an "Event of Default"), all liabilities of the Borrower to the Lender under this Note and the Security Documents, or under any other instrument or agreement evidencing, securing and/or guaranteeing the obligations and indebtedness of the Borrower to the Lender evidenced by this Note, the Security Documents and all other instruments, agreements and documents executed in connection with any of the foregoing (collectively, the "Loan Documents") shall thereupon or thereafter, at the option of the Lender, without notice or demand, become due and payable:

     (a) failure of the Borrower to perform any non-monetary agreement under this Note or any other Loan Documents, if such failure continues for a period of twenty (20) days after notice of default to the Borrower, or the failure of the Borrower to pay in full, when due, any monetary liability whatsoever under this Note or any other Loan Document, including, without limitation, any principal installment of this Note or interest installment hereon, when and as due;
     (b) (i) the Borrower shall make an assignment for the benefit of creditors, petition or apply to any court or other tribunal for the appointment of a custodian, receiver or any trustee or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (ii) or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Borrower, in which an order for relief is entered and remains undismissed for a period of thirty (30) days or more; (iii) the Borrower, by any act or omission shall indicate consent to, approval of or fail to timely object to any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; (iv) the Borrower shall generally not pay its debts as such debts become due or admit in writing its inability to pay its debts as they mature; or (v) the Borrower shall have concealed, removed or permitted to be concealed or removed any part of its properties or assets, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or (vi) be "insolvent," as such term is defined in the federal bankruptcy code of the United States or under the laws of the jurisdiction in which the Borrower is organized;
     (c) the issuing of any attachment or garnishment against any property of the Borrower pledged to secure the obligations of the Borrower to the Lender evidenced by this Note which remains in effect for a period of twenty (20) days or more, or the filing of any lien against any property of the Borrower pledged to secure the obligations of the Borrower to the Lender evidenced by this Note which remains in effect for a period of twenty (20) days or more,
     (d) the taking of possession of any substantial part of the property of the Borrower at the instance of any Governmental Authority, which is not cured within twenty (20) days;
     (e) any merger, consolidation or reorganization of the Borrower effected without the prior consent of Lender, or the dissolution of Borrower;
     (f) any warranty, representation, certificate or statement of the Borrower (whether contained in this Note or not) pertaining to or in connection with this Note or the loan evidenced by this Note is not true, which is not cured within ten (10) days following notice thereof from the Lender to the Borrower;
     (g) except as permitted under the Loan Documents, the further granting of a security interest in any of the property or assets of the Borrower pledged to secure the obligations of the Borrower to the Lender evidenced by this Note, without the prior written consent of the Lender,
     (h) failure of the Borrower, after request by the Lender, to furnish financial information reasonably requested by the Lender or to permit inspection of the Borrower's books and records, which failure shall continue uncured for ten (10) days after notice of such default from the Lender to the Borrower;
     (i) the failure of any Credit Party to perform any non-monetary agreement under this Note or any other Loan Document, if such failure continues for a period of twenty (20) days after notice of default to the Credit Party, or the failure of any Credit Party to pay in full, when due, any liability whatsoever or any principal installment of this Note or interest installment hereon, when and as due under the Loan Documents; or

     (j) a good faith determination solely on the part of Lender that any one of the following events has occurred (each a "Performance Event"):
          (1) the new activations of cellular customers of Borrower, net of any decrease in then existing cellular telephone customers, shall fail to increase by a minimum of 10,000 activations per month, for each of the months of September, October, November and December, 1998, which net increase may be calculated, at the election of Borrower, using the single month for which the calculation is being made or an average of such activations for that month and the then preceding month, with the first such calculation commencing for the two month period ended October 31, 1998,
          (2) the monthly airtime usage by cellular telephone customers of Borrower shall fail to increase by a minimum of 500,000 minutes per month, for each of the months of September, October, November and December, 1998, which net increase may be calculated, at the election of Borrower, using the single month for which the calculation is being made or an average of such minutes for that month and the then preceding month, with the first such calculation commencing for the two month period ended October 31, 1998,
          (3) as of December 31, 1998, Borrower shall have failed to effect one or more debt and equity financings (excluding financings provided by Lender), yielding aggregate gross proceeds of US$100,000,000 for the account of Borrower; PROVIDED, HOWEVER, that in the event Lender fails to act in good faith in providing its consent to such financings (subject to the provisions of the Letter Agreement requiring Lender to consider the best interests of the shareholders of CellStar Corporation) the occurrence of the event described in this sub-clause (j)(3) shall not constitute an Event of Default hereunder, or
          (4) the Net Operating Losses of Borrower, shall exceed US$4,000,000 per month for any calendar month commencing with the month of September 1998,

          PROVIDED, HOWEVER, that if the Lender fails to ship telephones to
          Borrower:
                    (x) without cause, when it is in a position to do so and Borrower is either in a position to pay for such telephones or draw down on the Note to finance the purchase of such telephones, and if Lender does not otherwise have the right to refrain from shipping telephones to Borrower under any document, instrument or agreement executed by and between Borrower and Lender (including, without limitation, under the Distribution and Fulfillment Agreement dated September 15, 1997 between Borrower and Lender, as amended by that Amendment to Distribution and Fulfillment Agreement of even date herewith, by and between Borrower and Lender), or
                    (y) because of an event resulting from acts of god, civil or military authority, acts of public enemy, war, fires, explosions, earthquakes, or floods, and Borrower is in a position to pay for such telephones or draw down on the Note to finance the purchase of such telephones, then the dates by which an Event of Default in any of the foregoing sub-sections (j)(1), (j)(2) or (j)(3) above are measured shall be extended by the number of days

          (the "Grace Days") during which Lender fails to ship telephones pursuant to the conditions of sub-sections (x) or (y) above;

          PROVIDED, FURTHER, that if Lender has failed to ship telephones pursuant to the conditions of sub-sections (x) or (y) above for a period of five (5) or more consecutive calendar days in any thirty
          (30) calendar day period, the dates by which a Event of Default in any of the foregoing sub-sections (j)(1), (j)(2) and (j)(3) above are measured shall be extended by thirty (30) Grace Days;

          PROVIDED, FURTHER, that the Events of Default set forth in sub-paragraph (j) above shall be effective only until such time as Borrower shall have effected one or more debt and equity financings (excluding financings provided by Lender) yielding aggregate gross proceeds of US$100,000,000 for the account of Borrower.

     The Borrower agrees to pay all reasonable costs incurred by any holder hereof, including reasonable attorneys' fees (including those for appellate proceedings), incurred in connection with any Event of Default, or in connection with the collection or attempted collection or enforcement hereof, or in connection with the protection of any collateral given as security for the payment hereof, whether or not legal proceedings may have been instituted.

     All parties to this Note, including the Borrower and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange or substitution of any security for this Note or by way of any extension or extensions of time for payment of principal or interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them.

     Rights and remedies of the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

     No failure on the part of Lender to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute a waiver of any future Event of Default or of any other Event of Default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or a reinstatement of the debt evidenced hereby or a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right that Lender may have, whether by the laws of the State of Florida, by agreement, or otherwise; and Borrower and each endorser or guarantor hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing. This Note may not be modified, altered or amended orally, and shall be modified, altered or amended only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     None of Lender or its affiliates, officers, directors, employees, agents or representatives shall be responsible to Borrower for any act or failure to act hereunder or pursuant hereto, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, nor for any punitive, exemplary, indirect or consequential damages.

     Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender; provided, however, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation. In the event that the Borrower makes any payment of interest, fees or other charges, however denominated, pursuant to this Note, which payment results in the interest paid to the Lender to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the Lender as of the date of such payment, or if such excess exceeds the amount of principal owed to the Lender as of the date of such payment, the difference shall be paid by the Lender to the Borrower.

     This Note is to be construed so as to be consistent and not in conflict with the Letter Agreement, but should a conflict nonetheless arise between this Note and the Letter Agreement, the conflict will be resolved by giving the conflicting provisions of this Note full force and effect.

     The rights and obligations of the Lender hereunder may be assigned to Chase Bank of Texas, N.A., or to any other lender which is a party to the Credit Agreement dated October 15, 1997 by and among CellStar, Ltd., Chase Bank of Texas, N.A. and the other "Lenders" thereunder (the "Credit Agreement"), or to any successor lenders under the Credit Agreement, without any approval or consent of, or notice to, the Borrower.

     EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. BORROWER HEREBY, AND THE LENDER BY ITS ACCEPTANCE OF THIS NOTE, CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS

OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE, PROVIDED, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                  [Remainder of Page Intentionally Left Blank
                        Signatures Follow on Next Page]

THE BORROWER HEREBY, AND THE LENDER BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.
THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER MAKING THE LOAN EVIDENCED BY THIS NOTE.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date first above written.

                                        Topp Telecom, Inc.,
                                        a Florida corporation


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

     The undersigned, CellStar, Ltd., a Texas limited partnership, hereby assigns and endorses, without recourse, representation or warranty, this Promissory Note, this ___ day of ________________ ________, to Chase Bank of Texas, N.A., as Agent for itself and other Banks under that Certain Credit Agreement dated October 15, 1997, by and among CellStar, Ltd., Chase Bank of Texas, N.A. and the other Lenders thereunder, as amended. 1998.

                                             CellStar, Ltd.
                                             By National Auto Center, Inc.
                                             Its General Partner


                                             -----------------------------------
                                             By:
                                             Its:

                                                                     EXHIBIT B-1

                              SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "AGREEMENT"), dated as of the 1st day of September, 1998, by and between Topp Telecom, Inc., a Florida corporation (hereinafter the "Debtor"), and CellStar Ltd., a Texas limited partnership (hereinafter the "Lender").

     WHEREAS, Lender has made a loan to Debtor (the "Loan") to restructure and refinance Debtor's obligations to Lender under certain accounts receivables of Lender which, in the aggregate, amount to US$26,990,000.00; and

     WHEREAS, the Loan is evidenced by that certain Promissory Note dated as of the date hereof, executed by Debtor in favor of Lender in the original principal amount of US$26,990,000.00 (the "Note"); and

     WHEREAS, in order to induce Lender to make the Loan, Debtor has agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the obligations of Debtor to Lender under the Note;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Note. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by Article 9 of the Uniform Commercial Code of Florida (Chapters 671-680, inclusive, Florida Statutes) to the extent the same are used or defined therein.

     2.   Grant of Security Interest.

          (a) To secure the prompt and complete payment, performance and observance of all of Debtor's obligations to Lender under the Note (the "Obligations"), Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender a security interest in and lien on all of its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of Debtor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Debtor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

     (i)  all of Debtor's accounts and trade receivables (the "Accounts");
     (ii) all of Debtor's inventory and equipment purchased from Lender ("Inventory");

     (iii) all of Debtor's contract rights under Section 3.1.5 of that certain License Agreement by and between Debtor and Motorola, Inc., dated as of July 7, 1998; and
     (iv) to the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

            (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lender as aforesaid, Debtor hereby grants to Lender, upon the occurrence of an Event of Default under the Note, a right of set-off against the property of Debtor held by Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Lender, for any purpose, including safekeeping, collection or pledge, for the account of Debtor, or as to which Debtor may have any right or power.

          3. Lender's Rights Regarding Accounts. Lender may, prior to the occurrence of an Event of Default under the Note, in Lender's reasonable discretion and upon reasonable notice to Debtor, or, at any time after the occurrence of an Event of Default under the Note, in its sole discretion and without notice to Debtor, in Lender's own name or in the name of Debtor communicate with the debtors under the Accounts (the "Account Debtors") to verify with such Persons, to Lender's satisfaction, the existence, amount and terms of any such Accounts. If a Default or Event of Default shall have occurred and be continuing, Debtor, at its own expense, shall cause the independent certified public accountants then engaged by Debtor to prepare and deliver to Lender at any time and from time to time promptly upon Lender's request, the following reports with respect to Debtor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Lender may request. Debtor, at its own expense, shall deliver to Lender the results of each physical verification, if any, which Debtor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory. Lender shall have the right, from time to time, upon reasonable notice and during reasonable business hours, to verify the existence and state of the Collateral and inspect Debtor's books and records relating to the Collateral in any manner it may reasonably consider reasonably appropriate, and Debtor agrees to furnish all assistance and information and to perform all such acts as Lender may reasonably request in connection therewith and for such purpose to grant to Lender or its agents access to all places where the Collateral may be located and to all books and records relating to the Collateral.

          4. Representations and Warranties. Debtor represents and warrants that:

          (a) Debtor is the sole owner of each item of the Collateral, and has good and marketable title thereto free and clear of any and all mortgages, pledges, liens, security interests or other charges or encumbrances, or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest), whether voluntary or involuntary, and whether granted by agreement, statute or otherwise (collectively, "Liens") other than any Liens set forth on Schedule I hereto or Liens arising in the ordinary course of business securing obligations which are not overdue for a period of sixty (60) days or more or which are in good faith being contested or litigated ("Permitted Encumbrances").

          (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Debtor in favor of Lender pursuant to this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances.

          (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements, a perfected Lien in favor of Lender on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Lender as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from Debtor (other than purchasers of inventory in the ordinary course of business). All action by Debtor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

          (d) Debtor's chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule II hereto.

          (e) With respect to the Accounts, (i) they represent bona fide sales of inventory or rendering of services to Account Debtors in the ordinary course of Debtor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and Debtor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by Debtor in the ordinary course of its business for prompt payment and disclosed to Lender and setoffs, claims or disputes not exceeding $100,000.00;
(iii) to Debtor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on Debtor's books and records and any invoices, statements and collateral reports delivered to Lender with respect thereto; (iv) Debtor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and
(v) Debtor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on such records and all invoices, statements and other documents or reports regarding Collateral which may be delivered to Lender with respect thereto are actually and absolutely owing to Debtor as indicated thereon and are not in any way contingent, except for non-material contingencies; and (y) to Debtor's knowledge, all Account Debtors have the capacity to contract.

          (f) With respect to any Inventory, (i) such Inventory is located at one of Debtor's locations set forth on Schedule II hereto (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Lender's prior consent, and if Lender gives such consent, Debtor will concurrently therewith obtain, bailee, landlord and mortgagee agreements reasonably satisfactory to Lender, (iii) Debtor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Lender and except for Permitted Encumbrances and non-material Liens, (iv) such Inventory is of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (vi) to the knowledge of Debtor, after due inquiry and investigation, the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of Default shall not require the consent of any Person and shall not constitute a material breach or default under any contract or agreement to which Debtor is a party or to which such property is subject.

          (g) The security interest held by Capital Factors, Inc. in the accounts receivables of Debtor is valid and perfected solely against accounts receivable of Debtor not in excess of $200,000.

      5. Covenants. Debtor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Termination Date:

          (a) Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of Lender and at the sole expense of Debtor, Debtor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any license or contract held by Debtor or in which Debtor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document (as defined in the Note), (iii) transferring Collateral to Lender's possession if a Lien on such Collateral can be perfected only by possession, and (iv) obtaining, or using its best efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees as may be reasonably requested by Lender. Debtor also hereby authorizes Lender to file any such financing or continuation statements without the signature of Debtor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Lender immediately upon Debtor's receipt thereof.

          (b) Maintenance of Records. Debtor shall keep and maintain, at one of the locations listed in Schedule II, hereto at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Debtor shall mark its general ledger books pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby.

          (c) Indemnification. In any suit, proceeding or action brought by Lender relating to any Collateral for any sum owing thereunder or to enforce any provision of any Collateral, Debtor will save, indemnify and keep Lender harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Debtor, except in the case of Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. All such obligations of Debtor shall be and remain enforceable against and only against Debtor and shall not be enforceable against Lender.

          (d) Compliance with Terms of Accounts, etc. In all material respects, Debtor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

          (e) Limitation on Liens on Collateral. Debtor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Lender in and to any of Debtor's rights under the Collateral against the claims and demands of all Persons whomsoever.

          (f) Limitations on Disposition. Debtor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, other than in the ordinary course of business.

          (g) Further Identification of Collateral. Debtor will, if so requested by Lender, furnish to Lender, as often as Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in such detail as Lender may specify.

          (h) Notices. Debtor will advise Lender promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

     6. Lender's Appointment as Attorney-In-Fact. On the Closing Date Debtor shall execute and deliver to Lender a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date.

The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Lender shall have no duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF LENDER OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY DEBTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

     7.   Remedies; Rights Upon Default.

          (a) In addition to all other rights and remedies granted to it under this Security Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Lender may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Debtor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Debtor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Debtor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Debtor or any other Person notice and opportunity for a hearing on Lender's claim or action, and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Debtor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Lender shall have the right to conduct such sales on Debtor's premises or elsewhere and shall have the right to use Debtor's premises without charge for such time or times as Lender deems necessary or advisable. Debtor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall select, whether at Debtor's premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of Collateral, Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to Debtor to maintain or preserve the rights of Debtor as against third parties with respect to Collateral while Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing as to such appointment. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Note, and only after so paying over such net proceeds, and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to Debtor. To the maximum extent permitted by applicable law, Debtor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. Debtor agrees that ten (10) days' prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Lender to collect such deficiency.

          (b) Except as otherwise specifically provided herein, Debtor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     8. Limitation on Lender's Duty in Respect of Collateral. Notwithstanding anything herein to the contrary, Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Debtor for liquidation or reorganization, should Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as an avoidable preference, fraudulent conveyance, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     10. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified as follows:

          (a)      If to Lender, at:

                   CellStar, Ltd.
                   1730 Briercroft Court
                   Carrollton, Texas 75006
                   Attention: General Counsel

                   With a copy to:

                   Steel Hector & Davis LLP
                   200 S. Biscayne Blvd.
                   Miami, Florida 33131-2398
                   Attention:  Barry G. Craig


          (b)      If to Debtor, at:

                   Topp Telecom, Inc.
                   8390 N.W. 25th Street
                   Miami, Florida 33122
                   Attention:  F. J. Pollak

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) Business Days after the same shall have been deposited with the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided above), (iii) one (1) Business Day after deposit with a reputable overnight carrier with all charges prepaid, or
(iv) when delivered, if hand-delivered by messenger.

     11. Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement, together with the Note, sets forth the complete understanding and agreement of Lender and Debtor with respect to the matters referred to herein and therein.

     12. No Waiver; Cumulative Remedies. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion.
No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Debtor.

     13. Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     14. Termination of This Security Agreement. This Security Agreement shall terminate upon the payment and performance in full of all of Debtor's obligations under the Note (the "Termination Date").

     15. Successors and Assigns. This Security Agreement and all obligations of Debtor hereunder shall be binding upon the successors and assigns of Debtor (including any debtor-in-possession on behalf of Debtor) and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Lender hereunder. The rights and obligations of the Lender hereunder may be assigned to Chase Bank of Texas, N.A., or to any other lender which is a party to the Credit Agreement dated October 15, 1997 by and among CellStar, Ltd., Chase Bank of Texas, N.A. and the other "Lenders" thereunder (the "Credit Agreement"), or to any successor lenders under the Credit Agreement, without any approval or consent of, or notice to, the Debtor. Debtor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

     16. Counterparts. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

     17. Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA. DEBTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN DEBTOR AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, PROVIDED, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. DEBTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO DEBTOR AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     18.  WAIVER OF JURY TRIAL.   THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY
JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND DEBTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     18. Headings; Section Titles. The headings and section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     19. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

     20. Conflicts with Letter Agreement. This Security Agreement is to be construed so as to be consistent and not in conflict with that certain Letter Agreement dated as of September 1, 1998 by and among Lender, Debtor and each of the Guarantors and Pledgors named therein (the

"Letter Agreement"), but should a conflict nonetheless arise between this Security Agreement and the Letter Agreement, the conflict will be resolved by giving the conflicting provisions of this Security Agreement full force and effect.

                 [Remainder of page intentionally left blank.
                    Signatures continued on following page]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                       TOPP TELECOM, INC.
                                       as Debtor

                                       By:
                                          -----------------------------------
                                       Name:
                                       Title:

                                       CELLSTAR, LTD.
                                       as Lender

                                       By:
                                          -----------------------------------
                                       Its: General Partner


                                       --------------------------------------
                                       By:
                                       Name:
                                       Title:

                                  SCHEDULE I
                                      to
                              SECURITY AGREEMENT

PERMITTED LIENS


Security interest in ________________ held by Capital factors, Inc., evidenced by that UCC-1 Financing Statement filed by Capital Factors, Inc., on _____________, file number ______________________.

Security interest in _____________________ held by Eastern National Bank, evidenced by that UCC-1 Financing Statement filed by Eastern National Bank, on _____________, file number ______________________.

Security interest in ____________________ held by [Callco], evidenced by that UCC-1 Financing Statement filed by [Callco], on __________________, file number
_____________.

                                  SCHEDULE II
                                      to
                              SECURITY AGREEMENT


                 SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                       AND RECORDS CONCERNING COLLATERAL


I.    Chief Executive Office and principal place of business of Debtor:
II.   Corporate Offices of Debtor:
III.  Warehouses:
IV.   Other Premises at which Collateral is Stored or Located:
V.    Locations of Records Concerning Collateral:

                          [TO BE COMPLETED BY DEBTOR]

                                   EXHIBIT A

POWER OF ATTORNEY


     This Power of Attorney is executed and delivered by Topp Telecom, Inc., a Florida corporation ("Debtor") to CellStar, Ltd. a Texas limited partnership (hereinafter referred to as "Attorney"), as Lender, under a Promissory Note and a Security Agreement, both dated as of September 1, 1998, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Debtor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Debtor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Debtor without Attorney's written consent.

     Debtor hereby irrevocably constitutes and appoints Attorney (and the officers and agents designated in writing by Attorney), with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Debtor hereby grants to Attorney the power and right, on behalf of Debtor, without notice to or assent by Debtor, and at any time, to do the following: (a) change the mailing address of Debtor, open a post office box on behalf of Debtor, open mail for Debtor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Debtor; (b) effect any repairs to any asset of Debtor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Debtor or its property; (d) defend any suit, action or proceeding brought against Debtor if Debtor does not defend such suit, action or proceeding or if Attorney believes that Debtor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Debtor whenever payable and to enforce any other right in respect of Debtor's property; (f) cause the certified public accountants then engaged by Debtor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Debtor in and under the Contracts and to perfect, preserve, or realize upon Debtor's property or assets and Attorney's Liens thereon, all as fully and effectively as Debtor might do. Debtor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney is executed by Debtor, and Debtor has caused its seal to be affixed pursuant to the authority of its board of directors effective as of the 1st day of September, 1998.

TOPP TELECOM, INC.


By:
   ------------------------------
Name:
Title:

ATTEST:
By:                               (SEAL)
   ------------------------------
Title:
      ---------------------------


STATE of FLORIDA                       )
                                       )
COUNTY of MIAMI-DADE                   )

     The foregoing instrument was acknowledged before me this ______ of ______________________________,1998 by _________________________________,
____________________________ of Topp Telecom, Inc., a Florida corporation, on behalf of the corporation. He/she is personally known to me or has produced a Driver's License as identification.


                                       --------------------------------------
                                       Notary Public, State of Florida
                                       Print Name:
                                                  ---------------------------
                                       Commission No.:
                                                      -----------------------
                                       My Commission Expires:
                                                             ----------------

                                                                     EXHIBIT B-2

                               STATE OF FLORIDA
UNIFORM COMMERCIAL CODE       FINANCING STATEMENT         FORM UCC-1 (REV. 1993)
This Financing Statement is presented to a filing office for filing pursuant to the Uniform Commercial Code:
--------------------------------------------------------------------------------
1.   Debtor (Last Name First if an individual)     1a.  Date of Birth or FEI#
     Topp Telecom, Inc.
--------------------------------------------------------------------------------
1b.  Mailing Address         1c.  City, State         1d.  Zip Code
     8200 N.W. 27th Street        Miami, Florida           33122
     Suite 117
--------------------------------------------------------------------------------
2.   Additional Debtor or Trade Name               2a.  Date of Birth or FEI#
     (Last Name First if an individual)

--------------------------------------------------------------------------------
2b.  Mailing Address         2c.  City, State         2d.  Zip Code

--------------------------------------------------------------------------------
3.   Secured Party (Last Name First if an individual)
     CellStar, Ltd.
--------------------------------------------------------------------------------
3a.  Mailing Address         3b.  City State          3c.  Zip Code
     1730 Briercroft Court        Carrollton, Texas        75006
--------------------------------------------------------------------------------
4.   Assignee of Secured Party (Last Name First if an individual)

--------------------------------------------------------------------------------
4a.  Mailing Address         4b.  City, State         4c.  Zip Code

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types of terms of property (include description of real property on which located and owner of record when required. If more space is required, attached additional sheet(s)).

     All of Debtor's accounts and trade receivables and all of Debtor's inventory and equipment purchased from Secured Party and all of Debtor's contract rights under Section 3.1.5 of that certain License Agreement by and between Debtor and Motorola, Inc., dated as of July 7, 1998, and all proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.
--------------------------------------------------------------------------------
6.   Check only if Applicable:
                [X] Products of collateral are also covered.
                [X] Proceeds of collateral are also covered.
                [_] Debtor is transmitting utility.
--------------------------------------------------------------------------------
7.   Check appropriate box:   [_] All documentary stamp taxes due and payable
     (One box must be marked)     or to become due and payable pursuant to
                                  s. 201.22 F.S., have been paid.
                              [X] Florida Documentary Stamp Tax is not required.
--------------------------------------------------------------------------------
8.   In accordance with s. 679.402(2), F.S.,   9.  Number of additional sheets
     this statement is filed without the           presented: __________________
     Debtor's signature to perfect a        ------------------------------------
     security interest in collateral:
                                            This Space for Use of Filing Officer
[_]  already subject to a security interest
     in another jurisdiction when it was
     brought into this state or debtor's
     location changed to this state.
[_]  which is proceeds of the original
     collateral described above in which a
     security interest was perfected.
[_]  as to which the filing as lapsed.
     Date Filed __________________________
     and previous UCC-1 file number_______.
[_]  acquired after a change of name,
     identity, or corporate structure of
     the debtor.
--------------------------------------------
10.  Signature(s) of Debtor(s)

     Topp Telecom, Inc.

     -----------------------------------
       By:
--------------------------------------------
11.  Signature(s) of Secured Party or if
     Assigned, by Assignee(s)

     CellStar, Ltd.

     -----------------------------------
       By:
--------------------------------------------
12.  Return Copy to:

Name

Address

Address

City, State, Zip
--------------------------------------------------------------------------------

                                                                     EXHIBIT C-1

                            STOCK PLEDGE AGREEMENT

     This PLEDGE AGREEMENT, dated as of September 1, 1998, (together with all amendments, if any, from time to time hereto, this ("Agreement") between David Topp, a resident of the State of Florida, acting individually and, pursuant to the Power of Attorney attached hereto as EXHIBIT A, as Attorney-in-Fact, on behalf of Dora Topp, Risia Topp Wine and Mark Topp, each a resident of the State of Florida (each a "Pledgors" and collectively the "Pledgor") and CellStar Ltd., a Texas limited partnership (the "Lender").

                             W I T N E S S E T H:

     WHEREAS, pursuant to that certain Note dated as of the date hereof by and between Topp Telecom, Inc., as Borrower (the "Borrower"), and Lender (including all annexes, exhibits and schedules thereto, and as from time to time amended, extended, restated, supplemented or otherwise modified) (the "Note"), the Lender has agreed to make a loan (the "Loan") to the Pledgors; and

     WHEREAS, pursuant to that certain Guaranty (the "Guaranty") of even date herewith, David Topp has guaranteed a percentage of the Obligations of Borrower under the Note; and

     WHEREAS, Pledgors are the record and beneficial owners of an aggregate amount Five Thousand (5,000) shares of voting common stock of Borrower and Eighty-Five Thousand Hundred Sixteen (85,516) shares of nonvoting common stock (collectively, the "Shares"), evidenced by Certificate Nos. One (1), and One
(1), Three (3), Four (4), Five (5) & Eleven (11), respectively; and

     WHEREAS, as shareholder of Borrower, the Pledgors shall derive a financial benefit from the Loan, and in particular, but without limitation, Pledgors acknowledge that the Loan is necessary to retain value in the Shares; and

     WHEREAS, in order to induce the Lender to make the Loan as provided for in the Note, and to secure the prompt payment, performance and observance of all of Borrower's obligations to Lender under the Note and David Topp's obligations to Lender under the Guaranty (the "Obligations"), the Pledgors have agreed to pledge the Shares to the Lender in accordance herewith;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Lender to make the Loan under the Note, it is agreed as follows:

                                   AGREEMENT

     1. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Note. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by Article 9 of the Uniform Commercial Code of Florida (Chapters 671-680, inclusive, Florida Statutes) (the "Code") to the extent the same are used or defined therein.

     2. The Pledgors hereby pledge to the Lender, and grant to the Lender a first priority security interest in, the Shares and the certificates representing the Shares, as security for the Obligations. Upon execution of this Agreement, the Pledgors shall deliver to the Lender the stock certificates representing the Shares, together with duly executed stock powers in blank, all in form and substance satisfactory to the Lender. None of Lender or its affiliates, officers, directors, employees, agents or representatives shall be responsible to Pledgors for any act or failure to act under any power or otherwise, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, nor for any punitive, exemplary, indirect or consequential damages. Each of the Pledgors hereby represents and warrants to Lender that (i) all of the Shares have been duly and validly authorized and issued, are fully paid and non-assessable, and have not been issued in violation of the rights of any person or entity, and (ii) Pledgors are the owners of record of the Shares and that all of the Shares are free and clear of all liens, encumbrances, pledges, security interests or other restrictions of every kind.

     3. Unless and until the occurrence and continuation of an Event of Default under the Note, the Pledgors are entitled with respect to all Shares that they own, subject to the provisions of that certain Shareholders Agreement dated as of November 4, 1997 by and among Topp Telecom, Inc., CellStar Telecom, Inc., Frederick J. Pollak, David Topp and Dora Topp:

         (a) if applicable, to (i) vote the Shares at meetings of shareholders,
(ii) execute consents in respect of the Shares and (iii) consent to, ratify or waive notice of meetings of shareholders. If necessary, and upon the receipt of the written request from the Pledgors, the Lender agrees to execute and deliver appropriate proxies to the Pledgors; and

         (b) to receive and collect or to have paid over all dividends or other distributions declared or paid on the Shares, except (i) dividends or redistributions constituting stock dividends, (ii) dividends or distributions in property other than cash or stock, and (iii) liquidation dividends (either partial or complete) (collectively, "Excepted Dividends"). All Excepted Dividends shall constitute additional security for payment of the Obligations, shall be held by the Pledgors in trust for the Lender without commingling with any other funds of the Pledgors, and shall be paid over and pledged and deposited with the Lender within five (5) business days of receipt thereof. The Pledgors shall have all of the same powers and rights with respect to all Excepted Dividends as it has in respect of the Shares.

     4. During the term of this Agreement, if any share dividends, reclassification, readjustment, or other change is declared or made in the capital structure of the issuer of the Shares, or any subscription warrant or other option is issued with respect to the Shares, all new, substituted, or additional shares or other securities issued by reason of this change or option shall be delivered to and held by the Lender under the terms of this Agreement in the same manner as the Shares.

     5. Upon the occurrence of an Event of Default under the Note, Lender shall have the right to vote the Shares at any shareholder meeting of Borrower, or take part in any action taken by consent of the shareholders of Borrower. Upon the occurrence of a default or an Event of Default under the Guaranty, Lender also may exercise the rights of a secured creditor under the Code. Notices of disposition of Shares and other actions are waived to the extent permitted by law. Any notice of sale, disposition, or other intended action by the Lender mailed by ordinary mail to the address of the Pledgors as shown on the records of the Lender at least ten (10) days before the action shall constitute reasonable notice. In case of any sale or other disposition of any of the Shares aforesaid, after deducting all costs, or expenses of every kind for care, safekeeping, collection, sale delivery and for reasonable attorney's fees for legal services in connection therewith, the Lender may apply the residue of the proceeds of the sale or sales or other disposition of the Shares, in full or partial payment of the Obligations, as it may deem proper, and returning the overplus, if any, to the Pledgors. The Pledgors agree to be and to remain liable upon and to pay to the Lender or the holder hereof any of the Obligations hereby secured or any part thereof not satisfied by the proceeds of such sale or sales or other disposition of the Shares. Pledgors shall, jointly and severally, pay all costs and attorneys' fees incurred by the Lender in the collection of the Note and enforcement of this Agreement or any other Loan Document, including costs and attorneys' fees for appellate proceedings, if any.

     6. The Lender may restrict prospective bidders or purchasers to persons who represent and agree that they are purchasing for their own account for investment and not with a view to the resale or distribution of any of the Shares and who otherwise will purchase in compliance with applicable securities and other laws.

     7. Lender shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Pledgors.

     8. Lender may, at any time when in its discretion it may deem necessary, compromise, settle or extend the time of payment of any of the Obligations hereby secured, and the Pledgors hereby make, constitute and appoint Lender as their true and lawful attorney for that purpose with full power and authority to compromise, settle or extend payment of said Obligations hereby secured and to acquire, satisfy and discharge the same of record or otherwise as Pledgors might or could do if personally present.

     9. The Lender has no liability or obligation to take steps to preserve the value of the Shares, or to collect or to enforce any obligation secured by the Shares, whether by giving notice, presenting, demanding payment, protesting, instituting suit or otherwise.

     10. Upon payment in full of the Note, plus accrued and unpaid interest, the Lender shall return the Shares and all other collateral held pursuant to this Agreement to the Pledgors within five business days after payment of the
Note in full, and this Agreement shall terminate.

     11. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified as follows:

         (a)   If to Lender, at:

               CellStar, Ltd.
               1730 Briercroft Court
               Carrollton, Texas 75006
               Attention:  General Counsel

               With a copy to:
               Steel Hector & Davis LLP
               200 S. Biscayne Blvd.
               Miami, Florida 33131-2398
               Attention:  Barry G. Craig, Esq.


         (b)   If to Pledgors, at:

               David Topp
               Topp Telecom, Inc.
               8290 N.W. 25th Street
               Miami, Florida 33122

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) Business Days after the same shall have been deposited with the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided above), (iii) one
(1) Business Day after deposit with a reputable overnight carrier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger.

     12. This Agreement constitutes the entire agreement with respect to the pledge of the Shares and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the pledge. It may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     13. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof. This Agreement shall be governed by the applicable laws of the State of Florida, without regard to its conflict of laws principles.

     14. The terms and provisions of this Agreement shall be binding upon the Pledgors and their respective heirs, executors, successors and assigns and shall inure to the benefit of the Lender and its successors and assigns, including without limitation all subsequent holders of the Note. This Agreement may not be assigned by the Pledgor. The rights and obligations of the Lender hereunder may be assigned to Chase Bank of Texas, N.A., or to any other lender which is a party to the Credit Agreement dated October 15, 1997 by and among CellStar, Ltd., Chase Bank of Texas, N.A. and the other "Lenders" thereunder (the "Credit Agreement"), or to any successor lenders under the Credit Agreement, without any approval or consent of, or notice to, the Pledgor.

     15. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     16. Conflicts with Letter Agreement. This Pledge is to be construed so as to be consistent and not in conflict with that certain Letter Agreement dated as of September 1, 1998 by and among Lender, Debtor and each of the Guarantors and Pledgors named therein (the "Letter Agreement"), but should a conflict nonetheless arise between this Pledge and the Letter Agreement, the conflict will be resolved by giving the conflicting provisions of this Security Agreement full force and effect.

     17. Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA. EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGORS AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGORS AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     18. WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND PLEDGORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              PLEDGORS:


                              ------------------------
                              David Topp, Individually


                              ------------------------
                              David Topp, as Attorney-In-Fact for
                              and on behalf of:
                                               ------------


                              ------------------------
                              David Topp, as Attorney-In-Fact for
                              and on behalf of
                                              ------------


                              ------------------------
                              David Topp, as Attorney-In-Fact for
                              and on behalf of
                                              ------------


                              LENDER:

                              CellStar Ltd.
                              By National Auto Center, Inc.
                              Its General Partner


                              -------------------------
                              By:
                              Its:

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                                  STOCK POWER

     FOR VALUE RECEIVED the undersigned, DAVID TOPP, INDIVIDUALLY, AND AS ATTORNEY-IN-FACT, FOR AND ON BEHALF OF ________________, ________________ AND
________________, does hereby sell, assign and transfer unto CellStar Ltd., a Texas limited partnership, ____________ Share(s) of the Common Stock of Topp Telecom, Inc. (the "Corporation"), __________ par value, represented by Certificates #_________________________________________________________ dated
----------------------------------------------------------, herewith standing in its name on the books of said Corporation and does hereby irrevocably constitute and appoint ____________________, attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.


DATED:
      ----------------                 ------------------------------
                                       David Topp


STATE OF FLORIDA         )
                         ) SS:
COUNTY OF MIAMI-DADE     )

     The foregoing instrument was acknowledged before me as of this ____ day of __________________, 1998, by _______________________________. He is personally known to me or has produced _______________ as identification.



                                       -------------------------------
                                       Notary Public, State of Florida
                                       Name:
                                             -------------------------
                                       Commission /Serial No.:
                                                               -------

My commission expires:

THE SIGNATURE OF DAVID TOPP ON THIS ASSIGNMENT AND THE SIGNATURE(S) ON THE POWER OF ATTORNEY BY VIRTUE OF WHICH DAVID TOPP HAS BEEN GRANTED THE AUTHORITY TO EXECUTE THIS ASSIGNMENT, MUST CORRESPOND WITH THE NAME(S) ON THE FACE OF THE CERTIFICATES, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE.


                             --------------------

                             --------------------

                                                                     EXHIBIT C-2

                             STOCK PLEDGE AGREEMENT

     This PLEDGE AGREEMENT, dated as of September 1, 1998, (together with all amendments, if any, from time to time hereto, this ("Agreement") between Frederick J. Pollak, a resident of the State of Florida ("Pledgor") and CellStar Ltd., a Texas limited partnership (the "Lender").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to that certain Note dated as of the date hereof by and between Topp Telecom, Inc., as Borrower (the "Borrower"), and Lender (including all annexes, exhibits and schedules thereto, and as from time to time amended, extended, restated, supplemented or otherwise modified) (the "Note"), the Lender has agreed to make a loan (the "Loan") to the Pledgor; and

     WHEREAS, pursuant to that certain Guaranty (the "Guaranty") of even date herewith, Frederick J. Pollak has guaranteed a percentage of the Obligations of Borrower under the Note; and

     WHEREAS, Pledgor is the record and beneficial owner of One Thousand (1,000) shares of voting common stock of Borrower and Nineteen Thousand (19,000) shares of nonvoting common stock (collectively, the "Shares"), evidenced by Certificate Nos. Two (2) and Two (2), respectively; and

     WHEREAS, as a shareholder of Borrower, the Pledgor shall derive a financial benefit from the Loan, and in particular, but without limitation, Pledgor acknowledges that the Loan is necessary to retain value in the Shares; and

     WHEREAS, in order to induce the Lender to make the Loan as provided for in the Note, and to secure the prompt payment, performance and observance of all of Borrower's obligations to Lender under the Note and Pledgor's obligations to Lender under the Guaranty (the "Obligations"), the Pledgor has agreed to pledge the Shares to the Lender in accordance herewith;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Lender to make the Loan under the Note, it is agreed as follows:

                                   AGREEMENT
                                   ---------

     1. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Note. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by Article 9 of the Uniform Commercial Code of Florida (Chapters 671-680, inclusive, Florida Statutes) (the "Code") to the extent the same are used or defined therein.

     2. The Pledgor hereby pledges to the Lender, and grants to the Lender a first priority security interest in, the Shares and the certificates representing the Shares, as security for the Obligations. Upon execution of this Agreement, the Pledgor shall deliver to the Lender the stock certificate representing the Shares, together with duly executed stock powers in blank, all in form and substance satisfactory to the Lender. None of Lender or its affiliates, officers, directors, employees, agents or representatives shall be responsible to Pledgor for any act or failure to act under any power or otherwise, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, nor for any punitive, exemplary, indirect or consequential damages. Pledgor hereby represents and warrants to Lender that (i) all of the Shares have been duly and validly authorized and issued, are fully paid and non-assessable, and have not been issued in violation of the preemptive rights of any person or entity, and (ii) Pledgor is the owner of record of the Shares and that all of the Shares are free and clear of all liens, encumbrances, pledges, security interests or other restrictions of every kind.

     3. Unless and until the occurrence and continuation of an Event of Default under the Note, the Pledgor is entitled with respect to all Shares that he owns subject to the provisions of the Shareholders Agreement dated as of November 4, 1997 by and among Topp Telecom, Inc., CellStar Telecom, Inc., Frederick J. Pollak, David Topp and Dora Topp.

         (a) if applicable, to (i) vote the Shares at meetings of shareholders ,
(ii) execute consents in respect of the Shares and (iii) consent to, ratify or waive notice of meetings of shareholders. If necessary, and upon the receipt of the written request from the Pledgor, the Lender agrees to execute and deliver appropriate proxies to the Pledgor; and

         (b) to receive and collect or to have paid over all dividends or other distributions declared or paid on the Shares, except (i) dividends or redistributions constituting stock dividends, (ii) dividends or distributions in property other than cash or stock, and (iii) liquidation dividends (either partial or complete) (collectively, "Excepted Dividends"). All Excepted Dividends shall constitute additional security for payment of the Obligations, shall be held by the Pledgor in trust for the Lender without commingling with any other funds of the Pledgor, and shall be paid over and pledged and deposited with the Lender within five (5) business days of receipt thereof. The Pledgor shall have all of the same powers and rights with respect to all Excepted Dividends as it has in respect of the Shares.

     4. During the term of this Agreement, if any share dividends, reclassification, readjustment, or other change is declared or made in the capital structure of the issuer of the Shares, or any subscription warrant or other option is issued with respect to the Shares, all new, substituted, or additional shares or other securities issued by reason of this change or option shall be delivered to and held by the Lender under the terms of this Agreement in the same manner as the Shares.

     5. Upon the occurrence of an Event of Default under the Note, Lender shall have the right to vote the Shares at any shareholder meeting of Borrower, or take part in any action taken by consent of the shareholders of Borrower. Upon the occurrence of a default or an Event of Default under the Guaranty, Lender also may exercise the rights of a secured creditor under the Code. Notices of disposition of Shares and other actions are waived to the extent permitted by law. Any notice of sale, disposition, or other intended action by the Lender mailed by ordinary mail to the address of the Pledgor as shown on the records of the Lender at least ten
(10) days before the action shall constitute reasonable notice. In case of any sale or other disposition of any of the Shares aforesaid, after deducting all costs, or expenses of every kind for care, safekeeping, collection, sale delivery and for reasonable attorney's fees for legal services in connection therewith, the Lender shall apply the residue of the proceeds of the sale or sales or other disposition of the Shares, in full or partial payment of the Obligations, as it may deem proper, and returning the overplus, if any, to the Pledgor. The Pledgor agrees to be and to remain liable upon and to pay to the Lender or the holder hereof any of the Obligations hereby secured or any part thereof not satisfied by the proceeds of such sale or sales or other disposition of the Shares. Pledgor shall pay all reasonable costs and attorneys' fees incurred by the Lender in the collection of the Note and enforcement of this Agreement or any other Loan Document, including costs and attorneys' fees for appellate proceedings, if any.

     6. The Lender may restrict prospective bidders or purchasers to persons who represent and agree that they are purchasing for their own account for investment and not with a view to the resale or distribution of any of the Shares and who otherwise will purchase in compliance with applicable securities and other laws.

     7. Lender shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Pledgor.

     8. Lender may, at any time when in its discretion it may deem necessary, compromise, settle or extend the time of payment of any of the Obligations hereby secured, and the Pledgor hereby makes, constitutes and appoints Lender as his true and lawful attorney for that purpose with full power and authority to compromise, settle or extend payment of said Obligations hereby secured and to acquire, satisfy and discharge the same of record or otherwise as Pledgor might or could do if personally present.

     9. The Lender has no liability or obligation to take steps to preserve the value of the Shares, or to collect or to enforce any obligation secured by the Shares, whether by giving notice, presenting, demanding payment, protesting, instituting suit or otherwise.

     10. Upon payment in full of the Note, plus accrued and unpaid interest, the Lender shall return the Shares and all other collateral held pursuant to this Agreement to the Pledgor within five business days after payment of the Note in full, and this Agreement shall terminate.

     11. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified as follows:

         (a)  If to Lender, at:

              CellStar, Ltd.
              1730 Briercroft Court
              Carrollton, Texas 75006
              Attention:  General Counsel

              With a copy to:

              Steel, Hector & Davis  LLP
              200 S. Biscayne Blvd.
              Miami, Florida 33131-2398
              Attention:  Barry C. Craig, Esq.

         (b)  If to Pledgor, at:

              F. J. Pollack
              Topp Telecom, Inc.
              8290 N.W. 25th Street
              Miami, Florida 33122:

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) Business Days after the same shall have been deposited with the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided above), (iii) one (1) Business Day after deposit with a reputable overnight carrier with all charges prepaid, or
(iv) when delivered, if hand-delivered by messenger.

     12. This Agreement constitutes the entire agreement with respect to the pledge of the Shares and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the pledge. It may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     13. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof. This Agreement shall be governed by the applicable laws of the State of Florida, without regard to its conflict of laws principles.

     14. The terms and provisions of this Agreement shall be binding upon the Pledgor and his heirs, executors, successors and assigns and shall inure to the benefit of the Lender and its successors and assigns, including without limitation all subsequent holders of the Note. This Agreement may not be assigned by the Pledgor. The rights and obligations of the Lender hereunder may be assigned to Chase Bank of Texas, N.A., or to any other lender which is a party to the Credit Agreement dated October 15, 1997 by and among CellStar, Ltd., Chase Bank of Texas, N.A. and the other "Lenders" thereunder (the "Credit Agreement"), or to any successor lenders under the Credit Agreement, without any approval or consent of, or notice to, the Pledgor.

     15. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     16. Conflicts with Letter Agreement. This Pledge is to be construed so as to be consistent and not in conflict with that certain Letter Agreement dated as of September 1, 1998 by and among Lender, Debtor and each of the Guarantors and Pledgors named therein (the "Letter Agreement"), but should a conflict nonetheless arise between this Pledge and the Letter Agreement, the conflict will be resolved y giving the conflicting provisions of this Security Agreement full force and effect.

     17. Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA. PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGOR AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, NOTHING IN THIS AGREEMENT SHALL BE

DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     18. WAIVER OF JURY TRIAL.   THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY
JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND PLEDGOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

[Remainder of Page Intentionally Left Blank]
[Signatures Continued on Next Page]

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       PLEDGOR:


                                       ------------------------------
                                       Frederick  J. Pollak

                                       LENDER:
                                       CellStar Ltd.
                                       By National Auto Center, Inc.
                                       Its General Partner


                                       ------------------------------
                                       By:
                                       Its:

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                                  STOCK POWER

   FOR VALUE RECEIVED the undersigned, FREDERICK J. POLLAK, does hereby sell, assign and transfer unto CellStar Ltd., a ______________________, ____________
Share(s) of the Common Stock of Topp Telecom, Inc. (the "Corporation"), __________ par value, represented by Certificate #___________________, dated
______________________________, herewith standing in its name on the books of said Corporation and do hereby irrevocably constitute and appoint _____________, attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.


DATED:
      ----------------------           ---------------------------------
                                            Frederick J. Pollak

STATE OF FLORIDA         )
                                ) SS:
COUNTY OF MIAMI-DADE     )

   The foregoing instrument was acknowledged before me as of this ____ day of ___________, 1998, by __________________________________. He is personally known to me or has produced ___________________________ as identification.


                                       -----------------------------------
                                       Notary Public, State of Florida
                                       Name:
                                            ------------------------------
                                       Commission /Serial No.:
                                                               -----------
                                       My commission expires:

THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) ON THE FACE OF THE CERTIFICATE/BOND IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE.


                       --------------------------------
                       --------------------------------

                        TAXPAYER IDENTIFICATION NUMBER

                                                                EXHIBIT D (TOPP)

                          IRREVOCABLE PROXY AGREEMENT


   This Irrevocable Proxy Agreement (the "Agreement") dated as of September 1, 1998, is entered into by and between CellStar Telecom, Inc. ("CellStar") and the undersigned (the "Shareholder").

                                  WITNESSETH:

   WHEREAS, CellStar and CellStar, Ltd., an affiliate of CellStar, have entered into certain contractual agreements with Topp Telecom, Inc. ("Topp") which provide for, among other things, a credit facility to be made available to Topp by CellStar, Ltd. in the amount of $26,990,000 (the "Credit Facility"); and

   WHEREAS, Shareholder is a significant shareholder of Topp and will benefit from such contractual arrangements, including without limitation, the Credit Facility; and

   WHEREAS, in order to induce CellStar, Ltd. to enter into the Credit Facility, Shareholder desires to grant to CellStar an irrevocable proxy coupled with an interest as to all shares of Topp voting common stock, par value $.01 per share ("Topp Common Stock") that Shareholder owns on the date hereof or acquires hereafter, directly or indirectly, or otherwise has the power to vote (the "Shareholder Shares");

   WHEREAS, CellStar wishes to acquire from Shareholder the irrevocable proxy, upon the terms and subject to the conditions hereinafter set forth, and Shareholder has agreed to grant the irrevocable proxy upon the terms and subject to the conditions hereinafter set forth;

   NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

   1. Grant of Irrevocable Proxy. To the extent any such proxy limits or impairs the rights granted therein, Shareholder hereby revokes any and all previous proxies granted with respect to the Shareholder Shares. Shareholder hereby grants to CellStar a proxy, irrevocably appointing, on behalf of CellStar, each of Richard M. Gozia, Timothy Maretti, Alan H. Goldfield or Elaine Rodriguez as Shareholder's true and lawful attorney-in-fact and proxy, with full and unlimited power of substitution, for and in Shareholder's name, to vote, express consent or dissent, or otherwise to exercise and utilize all such voting power with regard to the Shareholder Shares upon a good faith determination made solely by CellStar that an Event of Default (as such term is defined in that certain promissory note of Topp in favor of CellStar, Ltd. in the aggregate principal amount of $26,990,000, dated as of September 1, 1998 (the "Note")) has occurred under the Note, including, without limitation, all voting power to elect and remove any director, to vote and otherwise act, or give written consent in lieu thereof, at all annual, special, and other meetings of the shareholders of Topp, and at any other time the Shareholder Shares are required to, or may, be voted or acted upon. CellStar shall notify the Shareholder in writing that an Event of Default under the Note has occurred; provided, that, such notice may be given concurrently with CellStar's exercise of any rights granted to it pursuant to this Agreement. The proxy granted by the Shareholder pursuant hereto is irrevocable and is coupled with an interest, and is granted in consideration of CellStar, Ltd.'s entering into the Credit Facility; provided that such proxy shall be revoked upon termination of this Agreement in accordance with its terms.

   2. No Grant of Other Proxies. Except pursuant to this Agreement and that certain Voting Agreement dated September 1, 1998 by and between David Topp and Frederick J. Pollak, Shareholder shall not, without the prior written consent of CellStar, directly or indirectly grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of the Shareholder Shares. As of the date hereof the following shareholder agreements are in existence with respect to shares of Topp: (i) Subscription and Shareholders Agreement dated as of June 17, 1998 by and between Richard P. Anderson and Topp; (ii) Shareholders' Agreement dated as of November 4, 1997, as amended by Amendment to Shareholders' Agreement dated as of the date hereof by and among Topp, CellStar, David Topp, F.J. Pollak and for purposes of Section 7 therein Dora Topp; (iii) Topp Companies Stockholders' Agreement dated as of December 23, 1994, as amended, by and among David Topp, Dora Topp, Risia Topp Wine and Mark Topp. The Shareholder represents and warrants that he has provided copies of all existing shareholder, voting trust or other agreement or arrangement with respect to the voting of the Shareholder Shares to CellStar prior to the date hereof.

   3. Legend. Each certificate evidencing the Shareholder Shares shall contain a legend that such shares are subject to this Agreement.

   4.  Miscellaneous.

   (a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

   (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other; provided, however, that CellStar may assign this Agreement to any affiliate of CellStar (including CellStar, Ltd.) by giving written notice of such assignment to Shareholder.

   (c) Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

   (d) Specific Performance. The parties hereto acknowledge that CellStar will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to CellStar upon any such violations, CellStar shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to CellStar at law or in equity.

   (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, facsimile, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

   If to CellStar:

         CellStar Telecom, Inc.
         1730 Briercroft Court
         Carrollton, Texas 75006
         Attention: General Counsel

   With a copy to:

         Steel Hector & Davis LLP
         200 South Biscayne Boulevard
         Miami, Florida  33131-2398
         Attention: Barry G. Craig, Esq.
         Facsimile: (305) 577-7036

   If to the Shareholder:

         c/o Topp Telecom, Inc.
         8390 NW 25th Street
         Miami, Florida 33122

or to such other address any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

   (f) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida as applied to contracts entered into solely between residents of, and to be performed entirely in, such state.

   (g) Entire Agreement. This Agreement contains the entire understanding of the parties in respect to the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matters.

   (h) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

   (i) Termination. This Agreement shall terminate upon the payment by Topp to CellStar, Ltd. of all amounts due and owing to CellStar, Ltd. under the Promissory Note.

   (j) Counterparts. This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

   (k) Transfer. The undersigned agrees that it will not sell or otherwise transfer the Shareholder Shares unless the purchaser or transferee has agreed to be bound by the terms and provisions of this Agreement and has duly executed and delivered to CellStar an agreement in the form hereof.

   (l) REMEDIES. THE SHAREHOLDER AGREES THAT HIS REMEDY AT LAW IS ADEQUATE FOR ANY WRONGFUL ACT BY THE HOLDER OF THIS PROXY AND THEREFORE WILL NOT SEEK, AND HEREBY WAIVES, ALL EQUITABLE REMEDIES, INCLUDING WITHOUT LIMITATION REMEDIES IN THE NATURE OF INJUNCTIVE RELIEF, SPECIFIC PERFORMANCE, RESCISSION OR REFORMATION.

   (m) Recapitalization. This Agreement is intended to apply to all shares of Topp Common Stock now or hereafter held by the Shareholder. In the event of any capital reorganization of Topp or if any shares of Topp Common Stock held by the Shareholder shall be reclassified, classified, split, exchanged or changed in any manner, this Agreement shall be deemed to apply to all securities received and owned by the Shareholder in respect of the Shareholder Shares.

   (n) Waiver. The failure of CellStar to comply or insist upon compliance with any provision of this Agreement at any time shall not be deemed (i) to affect the validity or enforceability of this Agreement, (ii) to be a waiver of any other provisions of this Agreement at such time, or (iii) to be a waiver of that provision or any other provisions of this Agreement at any other time.

   (o) Construction. This Agreement is solely intended to be an irrevocable proxy and is not intended to be, or to be constructed as, a voting trust, voting agreement or pooling agreement.

   (p) Conflicts Among Agreements. This Agreement and that certain Letter Agreement dated September 1, 1998 by and among CellStar, the Company, David Topp and Frederick J. Pollak (the "Letter Agreement") are to be construed so as to be consistent and not in conflict, but should a conflict nonetheless arise between this Agreement and the Letter Agreement, the conflict will be resolved by giving the conflicting provision of this Agreement full force and effect.

   (q) Advice of Counsel. The Shareholder hereby confirms and acknowledges that he has received the advice of counsel in connection with the effect of the execution and delivery of this Agreement and that he has carefully read and fully understand the contents of this Agreement, including without limitation the provisions of subsection 4(o) hereto.

                  [Signatures follow immediately on next page]

   IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

                              CellStar Telecom, Inc.


                              By:
                                 ----------------------------------
                              Name:
                              Title:



                        Shares of             Shares of
Shareholder        Voting Common Stock  Nonvoting Common Stock  Total
-----------        -------------------  ----------------------  ------


-----------------
David Topp                 4,000                  35,516        39,516


-----------------
Dora Topp                                         30,000        30,000


-----------------
Risia Topp Wine                                   10,000        10,000


-----------------
Mark Topp                                         10,000        10,000

                                                              EXHIBIT D (POLLAK)

                          IRREVOCABLE PROXY AGREEMENT


     This Irrevocable Proxy Agreement (the "Agreement") dated as of September 1, 1998, is entered into by and between CellStar Telecom, Inc. ("CellStar") and the undersigned (the "Shareholder").

                                  WITNESSETH:

     WHEREAS, CellStar and CellStar, Ltd., an affiliate of CellStar, have entered into certain contractual agreements with Topp Telecom, Inc. ("Topp") which provide for, among other things, a credit facility to be made available to Topp by CellStar, Ltd. in the amount of $26,990,000 (the "Credit Facility"); and

     WHEREAS, Shareholder is a significant shareholder of Topp and will benefit from such contractual arrangements, including without limitation, the Credit Facility; and

     WHEREAS, in order to induce CellStar, Ltd. to enter into the Credit Facility, Shareholder desires to grant to CellStar an irrevocable proxy coupled with an interest as to all shares of Topp voting common stock, par value $.01 per share ("Topp Common Stock") that Shareholder owns on the date hereof or acquires hereafter, directly or indirectly, or otherwise has the power to vote (the "Shareholder Shares");

     WHEREAS, CellStar wishes to acquire from Shareholder the irrevocable proxy, upon the terms and subject to the conditions hereinafter set forth, and Shareholder has agreed to grant the irrevocable proxy upon the terms and subject to the conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Grant of Irrevocable Proxy. Shareholder hereby revokes any and all previous proxies granted with respect to the Shareholder Shares. Shareholder hereby grants to CellStar a proxy, irrevocably appointing, on behalf of CellStar, each of Richard M. Gozia, Timothy Maretti, Alan H. Goldfield or Elaine Rodriguez as Shareholder's true and lawful attorney-in-fact and proxy, with full and unlimited power of substitution, for and in Shareholder's name, to vote, express consent or dissent, or otherwise to exercise and utilize all such voting power with regard to the Shareholder Shares upon a good faith determination made solely by CellStar that an Event of Default (as such term is defined in that certain promissory note of Topp in favor of CellStar, Ltd. in the aggregate principal amount of $26,990,000, dated as of September 1, 1998 (the "Note")) has occurred under the Note, including, without limitation, all voting power to elect and remove any director, to vote and otherwise act, or give written consent in lieu thereof, at all annual, special, and other meetings of the shareholders of Topp, and at any other time the Shareholder Shares are required to, or may, be voted or acted upon. CellStar shall notify the Shareholder in writing that an Event of Default under the Note has occurred; provided, that, such notice may be given concurrently with CellStar's exercise of any rights granted to it pursuant to this Agreement. The proxy granted by the Shareholder pursuant hereto is irrevocable and is coupled with an interest, and is granted in consideration of CellStar, Ltd.'s entering into the Credit Facility; provided that such proxy shall be revoked upon termination of this Agreement in accordance with its terms.

     2. No Grant of Other Proxies. Except pursuant to this Agreement and that certain Voting Agreement dated September 1, 1998 by and between David Topp and Frederick J. Pollak, Shareholder shall not, without the prior written consent of CellStar, directly or indirectly grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of the Shareholder Shares. As of the date hereof the following shareholder agreements are in existence with respect to shares of Topp: (i) Subscription and Shareholders Agreement dated as of June 17, 1998 by and between Richard P. Anderson and Topp; (ii) Shareholders' Agreement dated as of November 4, 1997, as amended by Amendment to Shareholders' Agreement dated as of the date hereof by and among Topp, CellStar, David Topp, F.J. Pollak and for purposes of Section 7 therein Dora Topp; (iii) Topp Companies Stockholders' Agreement dated as of December 23, 1994, as amended, by and among David Topp, Dora Topp, Risia Topp Wine and Mark Topp. The Shareholder represents and warrants that he has provided copies of all existing shareholder, voting trust or other agreement or arrangement with respect to the voting of the Shareholder Shares to CellStar prior to the date hereof.

     3. Legend. Each certificate evidencing the Shareholder Shares shall contain a legend that such shares are subject to this Agreement.

     4.   Miscellaneous.

     (a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     (b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other; provided, however, that CellStar may assign this Agreement to any affiliate of CellStar (including CellStar, Ltd.) by giving written notice of such assignment to Shareholder.

     (c) Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     (d) Specific Performance. The parties hereto acknowledge that CellStar will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to CellStar upon any such violations, CellStar shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to CellStar at law or in equity.

     (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, facsimile, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

     If to CellStar:

          CellStar Telecom, Inc.
          1730 Briercroft Court
          Carrollton, Texas 75006
          Attention: General Counsel

     With a copy to:

          Steel Hector & Davis LLP
          200 South Biscayne Boulevard
          Miami, Florida  33131-2398
          Attention: Barry G. Craig, Esq.
          Facsimile: (305) 577-7036

     If to the Shareholder:

          c/o Topp Telecom, Inc.
          8390 NW 25th Street
          Miami, Florida 33122

or to such other address any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

     (f) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida as applied to contracts entered into solely between residents of, and to be performed entirely in, such state.

     (g) Entire Agreement. This Agreement contains the entire understanding of the parties in respect to the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matters.

     (h) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     (i) Termination. This Agreement shall terminate upon the payment by Topp to CellStar, Ltd. of all amounts due and owing to CellStar, Ltd. under the Promissory Note.

     (j) Counterparts. This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     (k) Transfer. The undersigned agrees that it will not sell or otherwise transfer the Shareholder Shares unless the purchaser or transferee has agreed to be bound by the terms and provisions of this Agreement and has duly executed and delivered to CellStar an agreement in the form hereof.

     (l) REMEDIES. THE SHAREHOLDER AGREES THAT HIS REMEDY AT LAW IS ADEQUATE FOR ANY WRONGFUL ACT BY THE HOLDER OF THIS PROXY AND THEREFORE WILL NOT SEEK, AND HEREBY WAIVES, ALL EQUITABLE REMEDIES, INCLUDING WITHOUT LIMITATION REMEDIES IN THE NATURE OF INJUNCTIVE RELIEF, SPECIFIC PERFORMANCE, RESCISSION OR REFORMATION.

     (m) Recapitalization. This Agreement is intended to apply to all shares of Topp Common Stock now or hereafter held by the Shareholder. In the event of any capital reorganization of Topp or if any shares of Topp Common Stock held by the Shareholder shall be reclassified, classified, split, exchanged or changed in any manner, this Agreement shall be deemed to apply to all securities received and owned by the Shareholder in respect of the Shareholder Shares.

     (n) Waiver. The failure of CellStar to comply or insist upon compliance with any provision of this Agreement at any time shall not be deemed (i) to affect the validity or enforceability of this Agreement, (ii) to be a waiver of any other provisions of this Agreement at such time, or (iii) to be a waiver of that provision or any other provisions of this Agreement at any other time.

     (o) Construction. This Agreement is solely intended to be an irrevocable proxy and is not intended to be, or to be constructed as, a voting trust, voting agreement or pooling agreement.

     (p) Conflicts Among Agreements. This Agreement and that certain Letter Agreement dated September 1, 1998 by and among CellStar, the Company, David Topp and Frederick J. Pollak (the "Letter Agreement") are to be construed so as to be consistent and not in conflict, but should a conflict nonetheless arise between this Agreement and the Letter Agreement, the conflict will be resolved by giving the conflicting provision of this Agreement full force and effect.

     (q) Advice of Counsel. The Shareholder hereby confirms and acknowledges that he has received the advice of counsel in connection with the effect of the execution and delivery of this Agreement and that he has carefully read and fully understand the contents of this Agreement, including without limitation the provisions of subsection 4(o) hereto.

                 [Signatures follow immediately on next page]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

                              CellStar Telecom, Inc.


                              By:
                                 ----------------------------------
                              Name:
                              Title:



                    Shares of            Shares of
Shareholder         Voting Common Stock  Nonvoting Common Stock   Total
-----------         -------------------  ----------------------   -----


----------------
F.J. Pollak                1,000                19,000           20,000

                                                                       EXHIBIT E


                       TERMINATION OF GUARANTY AGREEMENT

     THIS TERMINATION OF GUARANTY AGREEMENT (the "Agreement") dated as of the 1st day of September, 1998, by and between CellStar, Ltd., a Texas limited partnership

                                  WITNESSETH

     WHEREAS, Topp has heretofore executed and delivered to CellStar a Guaranty Agreement effective as of October 10, 1997, made in favor of CellStar (the "Guaranty"); and

     WHEREAS, Topp has requested that CellStar release Topp from its obligations udner the Guaranty and terminate the Guaranty; and

     WHEREAS, CellStar is willing to release Topp from its obligations under the Guaranty and terminate the Guaranty, upon the terms and conditions contained herein;

     NOW, THEREFORE, for and in consideration of the promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Subject to the terms of this Agreement, the parties hereto agree to terminate the Guaranty, effective as of the date hereof.

     2. As of the date hereof, each of Topp and CellStar shall be relieved of all their respective responsibilities and liabilities under the Guaranty.

     3. No modification or change in this Agreement shall be binding unless in writing and executed by the parties.

               [Signature Pages Follow Immediately on Next Page]

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and the year hereinabove written.

CellStar, Ltd.                         Topp, Inc.

----------------------------           ----------------------------
By:                                    BY:
Its:                                   Its:

                                                                       EXHIBIT F


                                    GUARANTY


     This GUARANTY (this "Guaranty"), dated as of September 1, 1998, by and among the Guarantors identified as such on the signature page hereof (each, a "Guarantor" and collectively, "Guarantors") and CellStar, Ltd. ("Lender").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to that certain Promissory Note dated as of the date hereof executed by Topp Telecom, Inc. (the "Borrower") in favor of Lender (as from time to time modified, amended, restated, supplemented or otherwise modified, the "Note") Lender has agreed to make a loan to the Borrower in the maximum principal amount of US$26,990,000 (the "Loan"); and

     WHEREAS, Guarantors are the principal shareholders of Borrower and as such each Guarantor will derive direct and indirect economic benefits from the making of the Loan; and

     WHEREAS, in order to induce the Lender to make the Loan, Guarantors have agreed to guarantee the prompt payment and performance by Borrower of all of its obligations under the Note (the "Obligations"), subject to the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce Lender to provide the Loan pursuant to the terms of the Note, it is agreed as follows:

1.   Definitions.

     All capitalized terms used but not otherwise defined herein have the meanings given to them in the Note or in that certain Security Agreement of even date herewith by and between Borrower and Lender. All other undefined terms contained in this Guaranty, unless the context indicates otherwise, have the meanings provided for by Article 9 of the Uniform Commercial Code of Florida (Chapters 671-680, inclusive, Florida Statutes) to the extent the same are used or defined therein.

     References to this Guaranty shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative.

2.   The Guaranty.

          2.1. Guaranty of Guaranteed Obligations of Borrower. Each Guarantor hereby unconditionally guarantees to Lender, and its successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of his Pro Rate Percentage (as such term is hereinafter defined) of the Obligations of Borrower (hereinafter the "Guaranteed Obligations"). Guarantors agree that this Guaranty is a guaranty of payment and performance and not of collection, and that their obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

          (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, any other Loan Document or any other agreement, document or instrument to which any Credit Party is or may become a party;

          (b) the absence of any action to enforce this Guaranty or any other Loan Document or the waiver or consent by the Lender with respect to any of the provisions thereof;

          (c) the existence, value or condition of, or failure of Lender to perfect its Lien against, any Collateral for the Guaranteed Obligations or any action, or the absence of any action, by Lender in respect thereof (including, without limitation, the release of any such security); or

          (d) the insolvency of any Credit Party; or

          (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by each Guarantor that its obligations under this Guaranty shall not be discharged until the payment and performance in full of the Guaranteed Obligations (the "Termination Date"). Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time to the Lender which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by the Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Lender has specifically agreed otherwise in writing. It is agreed among each Guarantor and the Lender that the foregoing waivers are of the essence to the transaction contemplated by the Loan Documents and that, but for this Guaranty and such waivers, the Lender would decline to make the Loan.

     Notwithstanding anything to the contrary contained in this Guaranty, the extent of each Guarantor's guaranty hereunder shall be limited to such Guarantor's Pro Rata Percentage of the Obligations. For purposes of this Guaranty, the Pro Rata Percentage of David Topp shall be ____% and the Pro Rata Percentage of Frederick J. Pollak shall be ___%.

     Notwithstanding anything to the contrary contained in this Guaranty, in no event shall the Guarantors be required to make any payments pursuant to this Guaranty prior to January 3, 2000. Guarantors hereby, jointly and severally, irrevocably and unconditionally waive any defense or right they may have against Lender that relates to or arises out of or in connection with the passage of time in Lender's enforcement of this Guaranty pursuant to Lender's compliance with the foregoing provision.

          2.2. Demand by Lender. In addition to the terms of the Guaranty set forth in Section 2.1 hereof, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time on or after January 3, 2000, the outstanding principal amount of the Guaranteed Obligations under the Note (including all accrued interest thereon) is declared to be immediately due and payable, then Guarantors shall, without demand, pay to the holders of the Guaranteed Obligations the entire outstanding Guaranteed Obligations due and owing to such holders. Payment by Guarantors shall be made to the Lender in immediately available funds to an account designated by Lender or at the address set forth herein for the giving of notice to Lender or at any other address that may be specified in writing from time to time by Lender, and shall be credited and applied to the Guaranteed Obligations.

          2.3. Enforcement of Guaranty. In no event shall Lender have any obligation (although it is entitled, at its option) to proceed against any Borrower or any other Credit Party or any Collateral pledged to secure Guaranteed Obligations before seeking satisfaction from any or all of the Guarantors, and Lender may proceed, prior or subsequent to, or simultaneously with, the enforcement of Lender's rights hereunder, to exercise any right or remedy which it may have against any Collateral, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

          2.4. Waiver. In addition to the waivers contained in Section 2.1 hereof, Guarantors waive, and agree that they shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantors of their Guaranteed Obligations under, or the enforcement by Lender of, this Guaranty. Guarantors hereby waive diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in Borrower financial condition or any other fact which might increase the risk to Guarantors) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Guarantors represent, warrant and jointly and severally agree that, as of the date of this Guaranty, their obligations under this Guaranty are not subject to any offsets or defenses against Lender or any Credit Party of any kind. Guarantors further jointly and severally agree that their obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses against Lender or against any Credit Party of any kind which may arise in the future.

          2.5. Benefit of Guaranty. The provisions of this Guaranty are for the benefit of Lender and its successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Credit Party and Lender, the obligations of any Credit Party under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by Lender to any Person or Persons, any reference to Lender herein shall be deemed to refer equally to such Person or Persons.

          2.6. Modification of Guaranteed Obligations, Etc. Each Guarantor hereby acknowledges and agrees that Lender may at any time or from time to time, with or without the consent of, or notice to, Guarantors or any of them:

               (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

               (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

               (c) amend or modify, in any manner whatsoever, the Loan
Documents;

               (d) extend or waive the time for any Credit Party's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

               (e) take and hold Collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which Lender has been granted a Lien, to secure any Obligations;

               (f) release anyone who may be liable in any manner for the payment of any amounts owed by Guarantors or any other Credit Party to Lender;

               (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor or any Credit Party are subordinated to the claims of Lender; and/or

               (h) apply any sums by whomever paid or however realized to any amounts owing by any Guarantor or any other Credit Party to Lender in such manner as Lender shall determine in its discretion;

and Lender shall not incur any liability to Guarantors as a result thereof, and no such action shall impair or release the Guaranteed Obligations of Guarantors or any of them under this Guaranty.

          2.7. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Guarantor or any other Credit Party for liquidation or reorganization, should any Guarantor or any other Credit Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Guarantor's or other Credit Party's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as an avoidable preference, fraudulent conveyance, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          2.8. Deferral of Subrogation, Etc. Notwithstanding anything to the contrary in this Guaranty, or in any other Loan Document, each Guarantor hereby:

               (a) expressly and irrevocably waives, on behalf of itself and its successors and assigns (including any surety) until the Termination Date, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any Person, and which such Guarantor may have or hereafter acquire against any other Credit Party in connection with or as a result of such Guarantor's execution, delivery and/or performance of this Guaranty, or any other documents to which such Guarantor is a party or otherwise; and

               (b) acknowledges and agrees (i) that this waiver is intended to benefit Lender and shall not limit or otherwise affect any Guarantor's liability hereunder or the enforceability of this Guaranty, and (ii) that Lender and its successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 2.8 and their rights under this Section 2.8 shall survive payment in full of the Guaranteed Obligations.

          2.9. Election of Remedies.   If Lender may, under applicable law,
proceed to realize benefits under any of the Loan Documents giving Lender a Lien upon any Collateral owned by any Credit Party, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Credit Party, whether because of any applicable laws pertaining to election of remedies or the like, Guarantors hereby consent to such action by Lender and waive any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation which Guarantors might otherwise have had but for such action by Lender. Any election of remedies which results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Credit Party shall not impair each Guarantor's obligation to pay the full amount of the Guaranteed Obligations. In the event Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Lender may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by Lender but shall be credited against the Guaranteed

Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

3.   Deliveries.

     In a form satisfactory to Lender, Guarantors shall deliver to Lender, concurrently with the execution of this Guaranty, the Loan Documents and other instruments, certificates and documents as are required to be delivered by Guarantors to Lender under the Loan Documents.

4.   Further Assurances.

     Each Guarantor agrees, upon the written request of Lender, to execute and deliver to Lender, from time to time, any additional instruments or documents reasonably considered necessary by Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

5.   Payments Free and Clear of Taxes.

     All payments required to be made by each Guarantor hereunder shall be made to Lender free and clear of, and without deduction for, any and all present and future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (a) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5) Lender receives an amount equal to the sum it would have received had no such deductions been made, (b) such Guarantor shall make such deductions, and (c) such Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, each applicable Guarantor shall furnish to Lender the original or a certified copy of a receipt evidencing payment thereof. Each Guarantor shall jointly and severally indemnify and, within ten (10) days of demand therefor, pay Lender the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 5) paid by Lender, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

6.   Other Terms.

     6.1. Entire Agreement. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the Loan and/or the Guaranteed Obligations.

     6.2. Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

     6.3. Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     6.4. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified as follows:

          (a)  If to Lender, at:

               CellStar, Ltd.
               1730 Briercroft Court
               Carrolton, Texas 75006
               Attention: General Counsel

               With a copy to:

               Steel Hector & Davis LLP
               200 S. Biscayne Blvd.
               Miami, Florida 33131-2398
               Attention:  Barry G. Craig, Esq.

          (b)  If to David Topp, at:

               David Topp
               Topp Telecom, Inc.
               8390 N.W. 25th Street
               Miami, Florida 33122

          (c)  If to Frederick J. Pollak, at:

               Frederick J. Pollak
               Topp Telecom, Inc.
               8390 N.W. 25th Street
               Miami, Florida 33122
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) Business Days after the same shall have been deposited with the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 6.4), (iii) one (1) Business Day after deposit with a reputable overnight carrier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger.

   6.5. Successors and Assigns. This Guaranty and all obligations of Guarantors hereunder shall be binding upon the successors and assigns of each Guarantor (including a debtor-in-possession on behalf of such Guarantor) and shall, together with the rights and remedies of Lender, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Lender hereunder. The rights and obligations of the Lender hereunder may be assigned to Chase Bank of Texas, N.A., or to any other lender which is a party to the Credit Agreement dated October 15, 1997 by and among CellStar, Ltd., Chase Bank of Texas, N.A. and the other "Lenders" thereunder (the "Credit Agreement"), or to any successor lenders under the Credit Agreement, without any approval or consent of, or notice to, the Guarantors. Guarantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

   6.6. No Waiver; Cumulative Remedies; Amendments. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Guaranty may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by Lender and Guarantors.

   6.7. Termination. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Termination Date. Upon payment and performance in full of the Guaranteed Obligations, Lender shall deliver to Guarantors such documents as Guarantors may reasonably request to evidence such termination.

   6.8. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall collectively and separately constitute one and the same agreement.

   6.9.   GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

     EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN MIAMI-DADE COUNTY, FLORIDA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG GUARANTORS AND LENDER PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS,

PROVIDED, THAT LENDER AND GUARANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF MIAMI-DADE COUNTY, FLORIDA, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE GUARANTEED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN
FAVOR OF LENDER.   EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS,
COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

   6.10.  WAIVER OF JURY TRIAL.

   EACH GUARANTOR AND LENDER WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

   6.11. Limitation on Guaranteed Obligations. Notwithstanding any provision herein contained to the contrary, each Guarantor's liability hereunder shall be limited to an amount not to exceed as of any date of determination the greater of:

          (a) the net amount of the Loan incurred for the benefit of such Guarantor, plus interest thereon at the applicable rate specified in the Note; or

          (b) the amount which could be claimed by the Lender from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

   6.12 Conflicts with Letter Agreement. This Guaranty is to be construed so as to be consistent and not in conflict with that certain Letter Agreement dated as of September 1, 1998 by and among Lender, Borrower and Guarantors (the "Letter Agreement"), but should a conflict nonetheless arise between this Guaranty and the Letter Agreement, the conflict will be resolved by giving the conflicting provisions of this Guaranty full force and effect.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first above written.

                         GUARANTORS:


                         ---------------------------------------
                         David Topp


                         ---------------------------------------
                         Frederick J. Pollak


                         LENDER:

                         CellStar, Ltd.
                         By National Auto Center, Inc.
                         Its General Partner


                         By:
                            -----------------------------------
                         Name:
                              ---------------------------------
                         Title:
                               --------------------------------

                                                                       EXHIBIT G

                                 AMENDMENT TO
                    DISTRIBUTION AND FULFILLMENT AGREEMENT

     This Amendment to Distribution and Fulfillment Agreement ("Amendment") is entered as of the 1st day of September, 1998 between CellStar, Ltd., a Texas limited partnership ("CellStar") and Topp Telecom, Inc., a Florida corporation ("Topp")

                                  WITNESSETH:

     WHEREAS; CellStar and Topp have entered into a Distribution and Fulfillment Agreement (the "Distribution Agreement"), dated as of the 15th day of September 1997, pursuant to which CellStar and Topp agreed to certain terms and conditions of purchases of products by Topp from CellStar and the provision of certain services by CellStar for Topp; and

     WHEREAS; the Distribution Agreement was cancelled, in accordance with the terms thereof, pursuant to a notice of cancellation ("Cancellation Notice") provided by Topp to CellStar dated July 14, 1998; and

     WHEREAS, CellStar and Topp wish to make the Cancellation Notice ineffective and reinstate and amend the Distribution Agreement and place it in full force and effect, as amended hereby.

     NOW THEREFORE, in consideration of the premises set forth herein, the parties hereto agree as follows:

     1. Preambles and Recitals; Distribution Agreement Incorporated By Reference. CellStar and Topp hereby confirm the truth and accuracy of each of the preambles and recitals set forth in the introduction to this Amendment and agree that each of the foregoing preambles and recitals and the Distribution Agreement are incorporated herein by reference and are and shall be deemed to be a part of this Amendment as if fully set forth herein.

     2. Reinstatement of Distribution Agreement. The Cancellation Notice is hereby retracted and made ineffective and the Distribution Agreement is hereby reinstated in its entirety, as amended hereby and subject to the provisions hereof. As of and from the date hereof, the Distribution Agreement shall be in full force and effect, as hereby amended.

     3. Amendments to Distribution Agreement. The Distribution Agreement is hereby amended as follows:

     (a) Section 4 of the Distribution Agreement is hereby amended to add thereto the following sub-section (i):

               (i) Upon payment in full of that certain Promissory Note of even date herewith executed by Buyer in favor of Seller, either party hereto may renegotiate with the other party, in good faith, the pricing terms set forth in this Section 4 to the then existing market rates.

     (b) Section 13 of the Distribution Agreement is hereby amended to read as follows:

               13.           Term.  This Agreement shall be for an initial term
                    of five (5) years, commencing on the date hereof, and shall be extended automatically for successive ninety (90) day periods on the same terms and conditions as are in effect at the time of the renewal unless either party shall have given written notice to the other party, not less than ninety (90) days prior to the expiration of the then current term, of its intention to terminate this Agreement.

     4. Severability. In the event any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Amendment or any part hereof shall be declared invalid, this Amendment shall be construed as if such word or words, phrase or phrases, sentence or sentences, section or sections, or subsection or subsections, had not been inserted.

     5. Section Headings. The section and other headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by the several parties hereto in separate counterparts, each of which shall constitute an original but all together shall constitute but one and the same instrument.

     7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and each of their respective successors and assigns.

     8. Entire Agreement. This Amendment together with the Distribution Agreement constitutes the entire agreement among the parties hereto, and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto, with respect to the subject matter hereof, all of which prior agreements, understandings, negotiations and discussions, both written and oral, are merged into this Amendment. Nothing herein is intended to supersede or annul any express written term or provisions of the Distribution Agreement, as hereby amended, or any of the other documents or instruments executed and delivered in connection herewith or therewith.

     9. Modifications. This Amendment may not be amended or modified in any way except by a written instrument executed by all of the parties hereto.

     10. Limited Modification of Distribution Agreement. Except as may be expressly modified hereby, all other covenants, terms and conditions contained in the Distribution Agreement and each of the other documents and instruments executed and delivered in connection therewith shall remain unchanged and in full force and effect.

     11. Absence of Claims. Each of the parties hereby acknowledges, agrees and confirms that they have no existing rights, claims, controversies, demands, actions or causes of action of any nature whatsoever, against the other party, that relate to or arise out of or in connection with the Distribution Agreement, except for certain outstanding claims of Topp which relate to shipping shortages, pricing adjustments and similar discrepancies on shipments of products by CellStar to Topp Telecom, Inc. subsequent to November 1, 1997 (the "Outstanding Claims"; provided, however, that the parties hereto acknowledge that this provision does not constitute a release of any accounts receivable due and owing from Topp to Cellstar or any of its affiliates. CellStar shall credit against CellStar's accounts receivable from Topp all rightful Outstanding Claims whether now existing or hereafter arising.


                 [Remainder of Page Intentionally Left Blank]
                 [Signatures follow immediately on next page]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CELLSTAR, LTD.                         TOPP TELECOM, INC.,

By:                                    By:
    ---------------------------            ------------------------
Name:                                  Name:
Title:                                 Title:

                                                                       EXHIBIT H

                             STOCK OPTION AGREEMENT


     This Stock Option Agreement (the "Agreement") dated as of September 1, 1998, is entered into by and between CellStar Telecom, Inc., a Delaware corporation ("CellStar") and Topp Telecom, Inc., a Florida corporation ("TTI").

                                     RECITALS

     WHEREAS, pursuant to the provisions of that certain letter agreement dated as of September 1, 1998 by and among CellStar, Ltd., TTI, David Topp and Frederick J. Pollak (the "Letter Agreement"), TTI has agreed to grant to CellStar an option to purchase (i) 1,043 shares of TTI Class A convertible preferred stock, par value $.01 per share (the "A Convertible Preferred Stock") or voting common stock, par value $.01 per share (the "Voting Common Stock"), as CellStar may elect, and (ii) 17,988 shares of TTI Class B Convertible Preferred Stock, par value $.01 per share (the " B Convertible Preferred Stock," and together with the A Convertible Preferred Stock, the "Preferred Stock") or nonvoting common stock, par value $.01 per share (the "Nonvoting Common Stock," and together with the Voting Common Stock, the "Common Stock"), as CellStar may elect; and

     WHEREAS, CellStar and TTI desire to enter into this Agreement for the purpose of setting forth certain representations, warranties and agreements relating to such option;

     NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements and covenants contained herein and in the Letter Agreement, CellStar and TTI hereby agree as follows:


                                   AGREEMENT

1. Grant of Option. TTI hereby grants to CellStar an option (the "Option") to purchase from TTI (a) 1,043 shares of A Convertible Preferred Stock (the "A Preferred Shares") or Voting Common Stock (the "Voting Common Shares"), as CellStar may elect, and (b) 17,988 shares of B Convertible Preferred Stock (the "B Preferred Shares," and together with the A Preferred Shares, the "Preferred Shares") or Nonvoting Common Stock (the "Nonvoting Common Shares, " and together with the Preferred Shares and the Voting Common Shares, the "Shares"), as CellStar may elect, for an aggregate exercise price of two million dollars ($2,000,000) or $105.0916925 per share (the "Exercise Price"). Upon the closing of the sale of shares of Voting Common Stock, at a price of at least $105.0916925 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, that has been effected with the consent of CellStar, which consent shall be provided by CellStar in good faith (subject to acting in the best interests of the shareholders of

CellStar Corporation), a new Option representing a number of shares of Voting Common Stock equal to the number of Shares of, if any, with respect to which this Option shall not then have been exercised shall be issued to CellStar. Upon any exercise of the Option, the Exercise Price shall be rounded to the nearest cent. The parties hereto acknowledge and agree that (i) the aggregate fair market value of the Option granted hereunder, together with the aggregate fair market value of that certain Warrant dated as of September 1, 1998 granted to CellStar by TTI (the "Warrant"), each calculated as of the date hereof, does not exceed $1,000, and (ii) the fair market value of the Option and the Warrant substantially depends on the financial success of TTI, which success is contingent upon TTI's obtaining additional debt or equity financing.

2. Option Term. The Option shall be exercisable by CellStar with respect to the Shares, in whole or in part, at any time or from time to time, during the period commencing on the date hereof through and including the fifth anniversary of the date hereof (the "Option Term").

3. Exercise of Option. CellStar may exercise the Option by providing written notice of the exercise of the Option or any portion thereof to TTI specifying the whole number of Shares for which the Option is exercised (the "Exercise Notice"), whether Preferred Shares, Voting Common Shares or Nonvoting Common Shares, accompanied by payment in full of the applicable Exercise Price in cash or by company check for each Share being purchased by CellStar. Alternatively, CellStar may specify in its Exercise Notice that it is crediting the payment of the Exercise Price first to accrued interest and then to principal payable by TTI to CellStar, Ltd. under that certain Promissory Note dated September 1, 1998 executed by TTI in favor of CellStar, Ltd. or to accounts receivable owed by TTI to CellStar, Ltd. rather than paying the Exercise Price in cash or by company check. In the event of any exercise of the rights represented by this Option, certificates for the Shares so purchased, registered in the name of CellStar, shall be delivered to CellStar within a reasonable time, not exceeding five business days after the Option shall have been so exercised. CellStar shall for all purposes be deemed to have become the holder of record of such Shares on the date on which the Exercise Notice and payment of the aggregate applicable Exercise Price are delivered to TTI, irrespective of the date of delivery of such certificates. No fractional Shares will be issued upon any exercise of the Option.

4. Covenants as to Shares. TTI shall at all times reserve and keep available out of its authorized and unissued Preferred Stock and Common Stock, solely for the purpose of providing for the exercise of the Option, such number of shares of Preferred Stock and Common Stock as shall, from time to time, be sufficient therefor. TTI covenants that all shares of Preferred Stock and Common Stock issuable upon exercise of the Option, upon receipt by TTI of the full Exercise Price therefor, and any shares of Common Stock issuable upon conversion of the Preferred Shares, shall be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons and CellStar will receive good title to the securities purchased by it, free and clear of all liens, security interests, claims, pledges, charges, stockholders' agreements, voting trusts or encumbrances of any kind.

5.   Investment Representations and Resale Restrictions.

     (a) If TTI in its good faith discretion determines that as a matter of law such procedure is or may be desirable, it may require CellStar, upon any acquisition of Shares pursuant to the exercise of the Option and as a condition to TTI's obligation to deliver certificates representing such shares, to execute and deliver to TTI a written statement representing and warranting that CellStar's acquisition of Shares pursuant to the exercise of the Option, and of any shares of Common Stock issuable upon conversion of the Preferred Shares, is for CellStar's own account, for investment purposes and not with a view to the resale or distribution thereof.

     (b) CellStar acknowledges and agrees that neither the Option nor the Shares acquired upon the exercise of the Option (1) have been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor under any state or other applicable securities laws and (2) may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under the Securities Act and the rules and regulations promulgated thereunder and any applicable state securities laws or pursuant to an exemption from registration under the Securities Act and any applicable state or other securities laws.

     (c) Unless registered pursuant to the Securities Act, the certificate or certificates evidencing the Shares issued upon any exercise of the Option shall bear the following legend:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

6. Adjustment of Exercise Price and Number of Shares Subject to Option. The Exercise Price applicable to (i) Voting Common Shares and A Convertible Preferred Shares and (ii) Nonvoting Common Shares and B Convertible Preferred Shares shall each, from and after the date hereof, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the applicable Exercise Price, CellStar shall thereafter be entitled to purchase, at the applicable Exercise Price resulting from such adjustment, the number of shares of Voting Common Stock, Nonvoting Common Stock, A Preferred Stock or B Preferred Stock, as the case may be, obtained by multiplying the applicable Exercise Price in effect immediately prior to such adjustment by the number of shares of Voting Common Stock, Nonvoting Common Stock, A Preferred Stock or B Preferred Stock, as the case may be, purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the applicable Exercise Price resulting from such adjustment. For purposes of this Section 6, "Voting Stock" shall mean collectively, the Voting Common Stock and the A Convertible Preferred Stock, and "Nonvoting Stock" shall mean collectively, the Nonvoting Common Stock and the B Convertible Preferred Stock.

     (a) Except (i) in the case of any shares of Voting Stock issued as a dividend or other distribution payable in respect of any shares of Voting Stock, or Nonvoting Stock issued as a dividend or other distribution payable in respect of Nonvoting Stock, or (ii) upon the exercise of a Convertible Security (as defined below), in the event TTI shall at any time issue or sell any shares of Voting Stock, Nonvoting Stock or any Convertible Securities without consideration or for a consideration per share, or having an exercise or conversion price per share of Voting Stock or Nonvoting Common Stock, as the case may be, less than the applicable Exercise Price in effect immediately prior to the time of such issue or sale, the Exercise Price per share of Voting Stock and the Exercise Price per share of Nonvoting Stock shall each be reduced concurrently with such issue or sale, to an amount calculated by:

              (1) dividing a sum equal to (A) the total number of shares of Stock (as defined below) outstanding at the date hereof, multiplied by the applicable Exercise Price at the date of adjustment, plus (B) the aggregate of the amounts of all consideration received and/or to be received by TTI upon the issuance of Additional Shares of Stock (as defined below), by

              (2) the sum of (A) the total number of shares of Stock outstanding at the date hereof, and (B) the number of Additional Shares of Stock which shall have been issued.

For purposes of this Section 6(a), "Stock" shall mean (i) the Voting Stock when calculating the adjustment to the Exercise Price of the Voting Common Shares or the A Preferred Shares, and (ii) the Nonvoting Stock, when calculating the adjustment to the Exercise Price of the Nonvoting Common Shares or the B Preferred Shares. "Additional Shares of Stock" shall mean any and all shares of Common Stock and Preferred Stock issued or sold by TTI subsequent to the date hereof, and shall include the maximum number of shares of Common Stock and Preferred Stock issuable upon the conversion, exchange or exercise of any Convertible Securities issued or sold by TTI subsequent to the date hereof. A "Convertible Security" shall refer to any options, rights or other obligations or shares of capital stock of TTI or other obligations including without limitation, options, warrants or rights that are convertible into or exercisable or exchangeable for Common Stock or Preferred Stock.

     (b)   (i)   In case TTI shall at any time subdivide its outstanding shares of either Voting Common Stock or A Convertible Preferred Stock into a greater number of shares or issue a dividend or distribution payable either in shares of Voting Common Stock or A Convertible Preferred Stock, the applicable Exercise Price of the Voting Common Shares and the A Preferred Shares in effect immediately prior to such subdivision shall be reduced to a price determined by dividing (x) the number of shares of Voting Stock outstanding immediately prior to such subdivision or distribution, multiplied by the applicable Exercise Price in effect immediately prior to such subdivision or distribution by (y) the number of shares of Voting Stock outstanding immediately after such subdivision or distribution.

           (ii) In case TTI shall at any time subdivide its outstanding shares of Nonvoting Common Stock or B Convertible Preferred Stock into a greater number of shares or issue a dividend or distribution payable either in shares of Nonvoting Common Stock or B Convertible Preferred Stock, the applicable Exercise Price of the Nonvoting Common Shares and the B Preferred Shares in effect immediately prior to such subdivision shall be reduced to a price determined by dividing (x) the number of shares of Nonvoting Common Stock outstanding immediately prior to such subdivision or distribution, multiplied by the applicable Exercise Price per share in effect immediately prior to such subdivision or distribution by (y) the number of shares of Nonvoting Common Stock outstanding immediately after such subdivision or distribution.

     (c)   (i)   In case TTI shall at any time combine its outstanding shares of either Voting Common Stock or A Convertible Preferred Stock into a lesser number of shares, the applicable Exercise Price of the Voting Common Shares or the A Preferred Shares in effect immediately prior to such combination shall be increased to a price determined by dividing (x) the number of shares of Voting Stock outstanding immediately prior to such combination, multiplied by the applicable Exercise Price in effect immediately prior to such combination by (y) the number of shares of Voting Stock outstanding immediately after such combination.

           (ii) In case TTI shall at any time combine its outstanding shares of either Nonvoting Common Stock or B Convertible Preferred Stock into a lesser number of shares, the applicable Exercise Price of the Nonvoting Common Shares or the B Preferred Shares in effect immediately prior to such combination shall be increased to a price determined by dividing (x) the number of shares of Nonvoting Stock outstanding immediately prior to such combination, multiplied by the applicable Exercise Price in effect immediately prior to such combination by
(y) the number of shares of Nonvoting Stock outstanding immediately after such combination.

     (d) If any capital reorganization or reclassification of the capital stock of TTI, or consolidation or merger of TTI with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Voting Stock or Nonvoting Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for any Voting Stock or Nonvoting Stock, then, lawful and adequate provision shall be made whereby CellStar shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Agreement and in lieu of the shares of Voting Stock or Nonvoting Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for (i) at the option of CellStar either (A) the number of shares of Voting Common Stock issuable hereunder or (B) the number of A Preferred Shares issuable hereunder or (C) the number of outstanding shares of Voting Common Stock equal to the number of shares of Voting Common Stock as the A Preferred Shares issuable hereunder was convertible into and (ii) at the option of CellStar either (A) the number of shares of Nonvoting Common Stock issuable hereunder or (B) the number of B Preferred Shares issuable hereunder or (C) the number of outstanding shares of Nonvoting Common Stock equal to the number of shares of Nonvoting Common Stock as the B Preferred Shares issuable hereunder was convertible into, had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of CellStar to the end that the provisions hereof (including, without limitation, provisions for adjustments of the applicable Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

     (e) Upon any adjustment of the applicable Exercise Price, then and in each such case TTI shall give written notice thereof, by first-class mail, postage prepaid, addressed to CellStar in the manner provided in Section 8(d) hereof, which notice shall state the applicable Exercise Price resulting from such adjustment setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. TTI shall, within two business days of CellStar's request therefor, provide to CellStar access to all books, records and other information reasonably necessary for CellStar to confirm the calculation of any adjustment of the applicable Exercise Price.

7. Representations and Warranties. TTI represents and warrants to CellStar that (a) it is a corporation duly organized and validly existing and in good standing under the laws of the State of Florida, (b) this Agreement has been duly authorized by all necessary corporate action and will, upon its execution and delivery, constitute the legal, valid and binding obligation of TTI, enforceable in accordance with its terms, and (c) Telecom's authorized capital stock consists of (i) 5,000,000 shares of Voting Common Stock, par value $.01 per share, of which 6,100 shares are issued and outstanding as of the date hereof, (ii) 5,000,000 shares of Nonvoting Common Stock, par value $.01 per share, of which 133,463 shares are issued and outstanding as of the date hereof,
(iii) 1,043 shares of Class A Convertible Preferred Stock, par value $.01 per share, none of which is issued and outstanding as of the date hereof, and (iv) 17,988 shares of Class B Convertible Preferred Stock, par value $.01 per share, none of which is issued and outstanding as of the date hereof. The record and beneficial owners of all of the outstanding shares of the Company's Common Stock are set forth in Schedule I hereto. Telecom further represents and warrants that, except as set forth on Schedule I hereto, there are no options, warrants or rights to purchase or otherwise acquire shares of Convertible Preferred Stock, Common Stock or any other capital stock of TTI or any other equity interest therein outstanding as of the date hereof, other than any such options, warrants or rights which have been issued or granted to CellStar.

8.   Miscellaneous.

     (a) No term hereof may be changed, waived, discharged, or terminated except by a written instrument executed by the parties hereto.

     (b) This Agreement shall be governed and interpreted and enforced in accordance with the internal laws of the State of Florida, without regard to principles of conflicts of laws thereof.

     (c) Each provision of this Agreement shall be interpreted in such a manner as to be effective, valid and enforceable under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

     (d) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or by registered or certified mail, return receipt requested, postage and fees prepaid, first class mail to: (i) TTI at Topp Telecom, Inc., 8200 NW 27th Street, Suite 117, Miami Florida, 33122, Attention: President, and (ii) CellStar Telecom, Inc. at 1730 Briercroft Court, Carrollton, Texas 75006, Attention: General Counsel, with a copy to Steel Hector & Davis LLP, 200 South Biscayne Blvd., Miami, Florida 33131, Attention: Barry G. Craig.

     Any party hereto may change the addresses set forth above by written notice to the other party given in accordance with the provisions of this Section 8(d). All such notices shall be deemed to be given when delivered in person, or if placed in the mail as aforesaid, then four (4) days thereafter.

     (e) This Agreement and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of TTI and CellStar. This Agreement may be assigned by CellStar only to any of its Affiliates, including without limitation CellStar, Ltd., upon written notice of such assignment to TTI. "Affiliate" shall mean any corporation, limited liability company, partnership, joint venture, limited partnership, trust or unincorporated organization directly or indirectly controlling or controlled by or under direct or indirect common control with Cellstar.

     (f) This Agreement is intended as a full integration of the parties' understandings, constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

     (g) This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The parties hereby acknowledge and agree that facsimile signatures of this Agreement shall have the same force and effect as original signatures.

     (h) If any party shall commence any action or proceeding against another party in order to enforce the provisions hereof, or to recover damages as the result of the alleged breach of any of the provisions hereof, the prevailing party therein shall be entitled to recover all reasonable costs incurred in connection therewith, including, but not limited to, reasonable attorneys' fees and expenses, whether at the trial or appellate level.

     (i) This Stock Option Agreement and the Letter Agreement are to be construed so as to be consistent and not in conflict, but should a conflict nonetheless arise between this Stock Option Agrement and the Letter Agreement, the conflict will be resolved by giving the conflicting provision of this Stock Option Agreement full force and effect.


                  [Signatures follow immediately on next page]

     IN WITNESS WHEREOF, CellStar and TTI have caused this Agreement to be executed as of the date first written above by their respective officers duly authorized.


CELLSTAR TELECOM, INC.                 TOPP TELECOM, INC.


By:                                    By:
   ----------------------------           -----------------------------
Name:                                      Name:
Title:                                     Title:

                                   Schedule I


                        Record and Beneficial Owners of
                        Topp Telecom, Inc. Common Stock



                               Shares of             Shares of
Shareholder               Voting Common Stock  Nonvoting Common Stock  Total
-----------               -------------------  ----------------------  ------

CellStar Telecom, Inc.           1,100                  27,447         28,447

David Topp                       4,000                  35,516         39,516

Dora Topp                                               30,000         30,000

Risia Topp Wine                                         10,000         10,000

Mark Topp                                               10,000         10,000

F. J. Pollak                     1,000                  19,000         20,000

Dick Anderson                                            1,500          1,500

                Options Granted to Amnon Carr (the "Executive")

     The Executive was granted the following options on July 20, 1998, in connection with his Employment Agreement: Options at a purchase Price (the "Option Exercise Price") equal to (x) 100,000,000, divided by (y) the number of shares outstanding on the Commencement Date on a fully diluted basis (the "Outstanding Share Amount") for a number of shares of common stock equal to the quotient of (A) 100,000, divided by (B) the Option Exercise Price, (ii) options (the "Financing Options") to purchase a number of shares of common stock equal to the quotient of (I) 200,000, divided by (II) the Option Exercise Price, for an exercise price equal to the Option Exercise Price; provided, that in the event the Qualified Financing results in gross proceeds to the Company of $150 million or more, then the number of shares for which the Financing Options can be exercised shall be equal to the quotient of (x) 250,000, divided by (y) the Option Exercise Price, and (iii) options (the "IPO Options") to purchase a number of shares of common stock equal to the quotient of (A) 150,000, divided by (B) the Option Exercise Price, for an exercise price equal to the Option Exercise Price. The Options shall vest as follows: (i) the Signing Options shall vest three years from date of grant, (ii) the Financing Options shall vest three years from the date of the consummation of Qualified Financing but in all events ten years from the Commencement Date, and (iii) the IPO Options shall vest three years from the date of the consummation of a Qualified Public Offering, but in all events ten years from the Commencement Date. All Options will expire on the earlier of (i) 10 years from the date of grant, (ii) 90 days after termination of employment for any reason other than Cause (as hereinafter defined), or (iii) immediately upon termination of employment for Cause.

                               FORM OF ASSIGNMENT


                  [To be signed only upon transfer of Option]

  For value received, the undersigned hereby sells, assigns and transfers unto _____________________, the rights represented by the within Option to purchase shares of [Voting Common Stock][Nonvoting Common Stock][A Convertible Preferred Stock][B Convertible Preferred Stock], $.01 par value, of TOPP TELECOM, INC., to which the within Option relates, and appoints _______________________ attorney to transfer such right on the books of TOPP TELECOM, INC. with full power of substitution in the premises.

Date:
     ----------------------            -----------------------------
                                       (Signature)


                                       ------------------------------
                                       (Address)



Signed in the presence of:

---------------------------

                              FORM OF SUBSCRIPTION



     The undersigned, the holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to purchase thereunder, ___________ shares of [Voting Common Stock][Nonvoting Common Stock][A Convertible Preferred Stock][B Convertible Preferred Stock], $.01 par value, of TOPP TELECOM, INC. and herewith tenders payment of $________________________ in full payment of the purchase price for such shares or [hereby notifies Topp Telecom, Inc. that it is crediting $________ against [that certain Promissory Note dated September 1, 1998 executed by the Company in favor of CellStar, Ltd.] or [the accounts receivable owed to CellStar, Ltd. represented by Invoice No. _______] in full payment for the purchase price for such shares], and requests that the certificates for such shares be issued in the name of, and be delivered to ___________________________, whose address is
________________________________________________.


Date:
     ------------------------          -----------------------------
                                       (Signature)


                                       -----------------------------
                                       (Address)



Signed in the presence of:


-----------------------------

                                                                       EXHIBIT I

                             ARTICLES OF AMENDMENT
                                      TO
                           ARTICLES OF INCORPORATION
                                      OF
                              TOPP TELECOM, INC.


                                      I.

     The name of the corporation is Topp Telecom, Inc. (the "Corporation").

                                      II.

     Article III of the Articles of Incorporation is hereby amended to read in its entirety as follows:


                                 ARTICLE  III
                               AUTHORIZED SHARES

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 10,019,031, consisting of (i) 5,000,000 shares of Voting Common Stock, $.01 par value per share ("Voting Common Stock"),
(ii) 5,000,000 shares of Nonvoting Common Stock, $.01 par value per share ("Nonvoting Common Stock" and together with the Voting Common Stock, "Common Stock"), (iii) 1,043 shares of Class A Convertible Preferred Stock, $.01 par value per share ("A Convertible Preferred Stock"), and (iv) 17,988 shares of Class B Convertible Preferred Stock, $.01 par value per share ("B Convertible Preferred Stock," and together with the A Convertible Preferred Stock, the "Convertible Preferred Stock").

     Unless otherwise provided hereinafter, shares of capital stock of the Corporation that have been issued and which are subsequently acquired by the Corporation shall constitute issued but not outstanding shares of the same class and series, until canceled or disposed of (whether by resale or otherwise) by the Corporation, and upon cancellation, the canceled shares shall constitute authorized and unissued shares of the same class and shall be undesignated as to series.

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.   COMMON STOCK.

     1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Convertible Preferred Stock.

     2. Voting. The holders of the Voting Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings).

     3. Nonvoting. The holders of Nonvoting Common Stock and Voting Common Stock shall have identical rights with respect to (i) distributions from the Corporation; (ii) the liquidation of the Corporation; (iii) all other matters affecting the Corporation, except that the holders of the Nonvoting Common Stock shall not be entitled to vote on matters affecting the Corporation (except as otherwise required by the Florida Business Corporation Act).

     4. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to the participation rights of any then outstanding Convertible Preferred Stock.

     5. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to the preferential rights of any then outstanding Convertible Preferred Stock.


B.   CONVERTIBLE PREFERRED STOCK.

     The Convertible Preferred Stock shall have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

     1.   Dividends.

          (a) Except to the extent in any instance approval is provided in writing by the holders of a majority of the outstanding shares of Convertible Preferred Stock, the Corporation shall not declare or pay any dividends, or purchase, redeem, retire, or otherwise acquire for value any shares of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distributions of assets to its stockholders as such.

          (b) For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property to the holders of equity securities of the Corporation without fair consideration, whether by way of dividend or otherwise, payable other than in Common Stock, or the purchase or redemption of shares of the Corporation (other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

     2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Convertible Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Convertible Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $
105.0916925 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid on such shares. Any such payment shall be rounded to the nearest cent. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Convertible Preferred Stock the full amount to which they shall be entitled, the holders of shares of Convertible Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Convertible Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          (b) After the payment of all amounts required to be paid to the holders of Senior Preferred Stock, Convertible Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Convertible Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of such stock shall be entitled to no further distribution of the assets, and the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Junior Stock and any other class or series of stock entitled to participate in liquidation distributions with the holders of Common Stock, pro rata based on the number of shares of Common Stock held by each (assuming conversion into Common Stock of all such shares).

          (c) In the event (in each case) of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 51% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, such merger, consolidation or asset sale shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above, provided, however, that the holders of the Convertible Preferred Stock shall have the right with respect to the Convertible Preferred Stock to elect the benefits of the provisions of Subsection 4(j) in lieu of receiving payment pursuant to this Section 2. The value of such property, rights or other securities shall be the fair market value of such property, rights or other securities as determined in good faith by the Board of Directors of the Corporation. In the event of any dispute between the holders of the Convertible Preferred Stock and the Corporation regarding the determination of the fair market value of such non-cash distributions, at the election of the holders of a majority of the outstanding shares of Convertible Preferred Stock, the Corporation shall engage a consulting or investment banking firm selected by the Board of Directors and approved by the holders of a majority of the Convertible Preferred Stock to prepare an independent appraisal of the fair market value of such property to be distributed. Each of the Corporation and the holders of a majority of the outstanding Convertible Preferred Stock shall provide such approved appraiser with a written estimate of the fair market value of such property. The expenses of any appraisal by such a consulting or investment banking firm shall be borne by the Corporation.

     3.   Voting.

          (a) Except as provided in Subsection 3(b) below, the holders of outstanding shares of Convertible Preferred Stock shall not be entitled to vote the shares of Convertible Preferred Stock held by such holder at the meetings of the stockholders of the Corporation (and written actions of stockholders in lieu of meetings).

          (b) Notwithstanding any other provision of these Articles of Incorporation and in addition to any other rights provided by law, so long as at least one share of Convertible Preferred Stock shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the then outstanding shares of Convertible Preferred Stock (each share of Convertible Preferred Stock to be entitled to one vote in each instance) take any corporate action or amend or repeal any provision of, or add any provision to, the Corporation's Articles of Incorporation or By-laws, if such action would change any of the preferences, rights, privileges, limitations or powers of, or the restrictions provided for the benefit of, Convertible Preferred Stock or adversely affect the rights of the holders of the Convertible Preferred Stock. Without limiting the generality of the preceding sentence, the Corporation will not amend its Articles of Incorporation or take any other corporate action without approval by the holders of at least a majority of the then outstanding shares of the Convertible Preferred Stock, if such amendment or corporate action would:

               (i) Authorize or issue, or obligate the Corporation to authorize or issue, any new or existing class or classes or series of capital stock having any preference or priority as to liquidation preferences, dividends or assets superior to or on a parity with any such preference or priority of the Convertible Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having rights to purchase, any shares of stock of the Corporation having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Convertible Preferred Stock;

               (ii) Reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Convertible Preferred Stock;

               (iii) Reduce the amount payable to the holders of Convertible Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

               (iv) Adversely affect the liquidation preferences, dividend rights, voting rights or redemption rights of the holders of the Convertible Preferred Stock;

               (v) Cancel or modify the Conversion Rights (as defined herein) of the Convertible Preferred Stock provided for in Section 4 herein;

               (vi) Provide for the recapitalization, consolidation, dissolution, reorganization or merger of the Corporation; or

               (vii) Institute any proceedings to adjudicate the Corporation bankrupt or insolvent, including without limitation, the filing of any petition pursuant to 11 U.S.C. (SS)101 et seq. or approve the institution of bankruptcy or insolvency proceedings against the Corporation or provide for the filing of a petition or answer or consent seeking or consenting to its reorganization or relief under any applicable federal or state law relating to bankruptcy, or approve the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any substantial part of its property, or provide for the making of an assignment for the benefit of creditors, or an admission in writing of the Corporation's inability to pay its debts generally as they become due.

          (c) Special Director Election Right for Default. The holders of Convertible Preferred Stock shall have the following rights with respect to the election of directors of the Corporation upon the occurrence of an Event of Noncompliance as described in this Section 3(c):

               (i) Definition of Event of Noncompliance. An "Event of Noncompliance" will be deemed to have occurred if the Corporation fails to comply with Subsection 3(b)(vii).

               (ii) Consequences of Certain Events of Noncompliance. If any Event of Noncompliance has occurred and is continuing for such 30-day period, the number of directors constituting the Corporation's Board of Directors will, at the request and approval of the holders of a majority of the Convertible Preferred Stock then outstanding, be increased by such number as will result in the holders of Convertible Preferred Stock having the right, hereunder or under any contractual arrangement, to elect an aggregate number of directors that will constitute a minimum majority of the Board of Directors, and the holders of a majority of the outstanding shares of Convertible Preferred Stock will have the special right, voting separately as a single class (with each share being entitled to one vote) and to the exclusion of all other classes of the Corporation's capital stock, to elect individuals to fill such newly created directorships, to remove any individuals elected to such directorships, and to fill any vacancies in such directorships. The special right of the holders of Convertible Preferred Stock to elect a majority of the members of the Board of Directors may be exercised at the special meeting called pursuant to this subparagraph (ii), at any annual or special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders' meeting. Such special right will continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right will terminate subject to revesting upon the occurrence and continuation of any Event of Noncompliance which gives rise to such special right hereunder.

     At any time when such special right has vested in the holders of Convertible Preferred Stock, a proper officer of the Corporation shall, upon the written request of the holders of at least 10% of the Convertible Preferred Stock then outstanding, addressed to the Secretary or Assistance Secretary of the Corporation, call a special meeting of the holders of Convertible Preferred Stock for the purpose of electing directors pursuant to this Section. Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designed by the holders of at least a majority of the shares of Convertible Preferred Stock then outstanding. If such meeting has not been called by a proper officer of the Corporation within 10 days after delivery of such written request upon the Secretary or Assistant Secretary of the Corporation or within 20 days after mailing it to the Secretary or Assistance Secretary of the Corporation at its principal office, then the holders of at least 10% of the Convertible Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of at least 10% of the Convertible Preferred Stock then outstanding. Any holder of Convertible

Preferred Stock so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this Section.

          At any meeting or at any adjournment thereof at which the holders of Convertible Preferred Stock have the special right to elect directors, the presence, in person or by proxy, of the holders of a majority of the Convertible Preferred Stock then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the Convertible Preferred Stock exercising such special right. The vote of a majority of such quorum present in person or by proxy at any meeting shall be required to elect or remove any such director.

          Any director so elected by the holders of Convertible Preferred Stock shall continue to serve as a director until the expiration of the lesser of (a) a period of six months following the date on which there is no longer any Event of Noncompliance in existence or (b) the remaining period of the full term for which such director has been elected. After the expiration of such six-month period or when the full term for which such director has been elected ceases (provided that the special right to elect directors has terminated), as the case may be, the number of directors constituting the Board of Directors of the Corporation, shall decrease to such number as constituted the whole Board of Directors of the Corporation immediately prior to the occurrence of the Event or Events of Noncompliance giving rise to this special right of the holders of Convertible Preferred Stock to elect directors. If any Event of Noncompliance exists, each holder of Convertible Preferred Stock shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

     4. Optional Conversion. The holders of the Convertible Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a) Right to Convert. (i) Each share of A Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Voting Common Stock as is determined by dividing $105.0916925 by the Conversion Price (as defined below) in effect at the time of conversion; and (ii) Each share of B Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Nonvoting Common Stock as is determined by dividing $105.0916925 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $ 105.0916925. Such initial Conversion Price, and the rate at which shares of Convertible Preferred Stock may be converted into shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, shall be subject to adjustment as provided below. Upon conversion of the Convertible Preferred Stock, the Conversion Price therefor shall be rounded to the nearest cent.

     In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the seventh full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Convertible Preferred Stock.

          (b) Partial Conversion. In the event some but not all of the shares of Convertible Preferred Stock represented by a certificate(s) surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Convertible Preferred Stock which were not converted.

          (c) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (d)  Mechanics of Conversion.

               (i) In order for a holder of Convertible Preferred Stock to convert shares of Convertible Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Convertible Preferred Stock, at the office of the transfer agent for the Convertible Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Convertible Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Convertible Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

               (ii) The Corporation shall at all times when the Convertible Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Convertible Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

               (iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Convertible Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

               (iv) All shares of Convertible Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any holder of Convertible Preferred Stock surrendered for conversion shall, as of the Conversion Date, for all purposes be deemed to have become a holder of record of the number of shares of Common Stock issuable as a result of such conversion, irrespective of whether certificates representing such shares of Common Stock have been issued to such holder. Any shares of Convertible Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Convertible Preferred Stock accordingly.

               (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Convertible Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Convertible Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (e)  Adjustments to Conversion Price for Diluting Issues:

               (i) Special Definitions. For purposes of this Subsection 4(e), the following definitions shall apply:

                      (A) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                      (B) "Original Issue Date" shall mean the date on which a share of Convertible Preferred Stock was first issued.

                      (C) "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                      (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(e)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                           (I) shares of Common Stock issued or issuable upon conversion of shares of Convertible Preferred Stock outstanding on the Original Issue Date or shares of Common Stock or Convertible Preferred Stock issuable under that certain Stock Option Agreement ("Stock Option Agreement") or that certain Warrant dated September 1, 1998, issued by the Corporation to CellStar;

                           (II) shares of Common Stock issued or issuable as a dividend or distribution on Convertible Preferred Stock; or

                           (III) shares of Common Stock issued upon exercise of those certain options outstanding on the date hereof, as more specifically described in the schedule to the Stock Option Agreement.

               (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Convertible Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof: (a) unless the consideration per share (determined pursuant to Subsection 4(e)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) if prior to such issuance, the Corporation receives written notice from the holders of a majority of the then outstanding shares of Convertible Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

               (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

     If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of issue of such Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(e)(v) hereof) payable in respect of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                      (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                      (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                      (C) Upon the expiration or termination of any unexercised Option or Convertible Security, the Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option or Convertible Security shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

                      (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                      (E) No readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of

(i) the Conversion Price on the day prior to the original adjustment date, or
(ii) the Conversion Price resulting from all other issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date other than the Additional Shares of Common Stock as to which such readjustment relates.

     In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities prior to such amendment shall be deemed expired and such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(e)(iii) shall apply.

               (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.

     In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(e)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(f) or upon a dividend or distribution as provided in Subsection 4(g)), without consideration or for a consideration per share of less than the applicable Conversion Price for conversion into Voting Common Stock or Nonvoting Common Stock in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price for the conversion of A Convertible Preferred Stock into shares of Voting Common Stock and for the conversion of B Convertible Preferred Stock into Nonvoting Common Stock shall each be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the applicable Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) when calculating the reduction in the Conversion Price for the conversion of the A Convertible Preferred Stock into Voting Common Stock, the reference to "Common Stock" in the above calculation shall include only the Voting Common Stock, including all Shares of Voting Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue and when calculating the reduction in the Conversion Price for the conversion of the B Convertible Preferred Stock into Nonvoting Common Stock, the reference to "Common Stock" in the above calculation shall include only the Nonvoting Common Stock, including all Shares of Nonvoting Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue, and (ii) the number of shares of Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

     Notwithstanding the foregoing, the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

               (v) Determination of Consideration. For purposes of this Subsection 4(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                      (A)  Cash and Property:  Such consideration shall:

                           (I)     insofar as it consists of cash, be computed
at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                           (II)    insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors. In the event of any dispute between the holders of the Convertible Preferred Stock and the Corporation regarding the determination of the fair market value of such non-cash distribution, such dispute shall be resolved in accordance with the provisions of Subsection 2(c); and

                           (III)   in the event Additional Shares of Common
Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed at the fair market value thereof as provided in clauses (I) and (II) above. In the event of any dispute between the holder of the Convertible Preferred Stock and the Corporation regarding either the determination of the fair market value of such non-cash distribution or the allocation of such consideration, such dispute shall be resolved in accordance with the provisions of Subsection 2(c).

                      (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(e)(iii), relating to Options and Convertible Securities, shall be determined by dividing

               (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

               (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (f) Adjustment for Stock Splits and Combinations. (i) If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of any outstanding Voting Common Stock, the applicable Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine any outstanding shares of Voting Common Stock, the applicable Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (ii) If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of any outstanding Nonvoting Common Stock, the applicable Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine any outstanding shares of Nonvoting Common Stock, the applicable Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (g) Adjustment for Certain Dividends and Distributions. (i) In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Voting Common Stock, then and in each such event the applicable Conversion Price for the A Convertible Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the applicable Conversion Price for the A Convertible Preferred Stock then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Voting Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Voting Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Voting Common Stock issuable in payment of such dividend or distribution;

          (ii) In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Nonvoting Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Nonvoting Common Stock, then and in each such event the applicable Conversion Price for the B Convertible Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the applicable Conversion Price for the B Convertible Preferred Stock then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Nonvoting Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Nonvoting Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Nonvoting Common Stock issuable in payment of such dividend or distribution;

provided, however, if in the case of (i) or (ii) above, such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the applicable Conversion Price for the A Convertible Preferred Stock or the B Convertible Preferred Stock, as the case may be, shall be recomputed accordingly as of the close of business on such record date and thereafter the applicable Conversion Price for the A Convertible Preferred Stock or the B Convertible Preferred Stock, as the case may be, shall be adjusted pursuant to (i) or (ii) above, as the case may be, as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of A Convertible Preferred Stock or B Convertible Preferred Stock, as the case may be, simultaneously receive a dividend or other distribution of shares of Voting Common Stock or Nonvoting Common Stock in a number equal to the number of shares of Voting Common Stock or Nonvoting Common Stock as they would have received if all outstanding shares of A

Convertible Preferred Stock or B Convertible Preferred Stock, as the case may be, had been converted into Voting Common Stock or Nonvoting Common Stock on the date of such event.

          (h) Adjustments for Other Dividends and Distributions. (i) In the event the Corporation at any time or from time to time after the Original Issue Date for the A Convertible Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Voting Common Stock, then and in each such event provision shall be made so that the holders of the A Convertible Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Voting Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the A Convertible Preferred Stock been converted into Voting Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the A Convertible Preferred Stock; and provided further, however, that no such adjustment shall be made if the holders of A Convertible Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of A Convertible Preferred Stock had been converted into Voting Common Stock on the date of such event.

     (ii) In the event the Corporation at any time or from time to time after the Original Issue Date for the B Convertible Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Nonvoting Common Stock, then and in each such event provision shall be made so that the holders of the B Convertible Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Nonvoting Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the B Convertible Preferred Stock been converted into Nonvoting Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the B Convertible Preferred Stock; and provided further, however, that no such adjustment shall be made if the holders of B Convertible Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of B Convertible Preferred Stock had been converted into Nonvoting Common Stock on the date of such event.

          (i) Adjustment for Reclassification, Exchange, or Substitution. (i) If the

Voting Common Stock issuable upon the conversion of the A Convertible Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of A Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Voting Common Stock into which such shares of A Convertible Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (ii) If the Nonvoting Common Stock issuable upon the conversion of the B Convertible Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of B Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Nonvoting Common Stock into which such shares of B Convertible Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (j) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of A Convertible Preferred Stock or B Convertible Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Voting Common Stock and Nonvoting Common Stock of the Corporation, as the case may be, deliverable upon conversion of such Convertible Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Convertible Preferred Stock, to the end that the provisions set forth in this
Section 4 (including provisions with respect to changes in and other adjustments of the applicable Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Convertible Preferred Stock.

          (k) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Convertible Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and
(iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Convertible Preferred Stock.

          (l)  Notice of Record Date.  In the event:

               (i) that the Corporation declares a dividend (or any other distribution) on any Common Stock payable in Common Stock or other securities of the Corporation;

               (ii) that the Corporation subdivides or combines any outstanding shares of Common Stock;

               (iii) of any reclassification of any Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

               (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Convertible Preferred Stock, and shall cause to be mailed to the holders of the Convertible Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten business days prior to the date specified in (A) below or twenty business days before the date specified in (B) below, a notice stating

          (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

          (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

     5.   Mandatory Conversion.

          (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $105.0916925 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, that has been effected with the consent of CellStar Telecom, Inc. ("CellStar"), which consent shall be provided by CellStar in good faith (subject to acting in the best interests of the shareholders of CellStar Corporation) (the "Mandatory Conversion Date"), (i) all outstanding shares of A Convertible Preferred Stock and all outstanding shares of B Convertible Preferred Stock shall automatically be converted without any further action by the holders of the A Convertible Preferred Stock and the B Convertible Preferred Stock into shares of Voting Common Stock, at the then effective conversion rate; provided, that, (x) all outstanding shares of Voting Common Stock is the class of Common Stock being registered and (y) the holders of Nonvoting Common Stock shall automatically be converted without any further action by the holders of the Nonvoting Common Stock into shares of Voting Common Stock, at the rate of one share of Nonvoting Common Stock for one share of Voting Common Stock, and (ii) the number of authorized shares of Convertible Preferred Stock shall be automatically reduced by the number of shares of Convertible Preferred Stock that had been designated as A Convertible Preferred Stock and B Convertible Preferred Stock, and all provisions included under the caption "Convertible Preferred Stock", and all references to the A Convertible Preferred Stock and B Convertible Preferred Stock, shall be deleted and shall be of no further force or effect.

          (b) All holders of record of shares of A Convertible Preferred Stock and B Convertible Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of A Convertible Preferred Stock and B Convertible Preferred Stock pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of A Convertible Preferred Stock and B Convertible Preferred Stock at such holder's address last shown on the records of the transfer agent for the A Convertible Preferred Stock and B Convertible Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of A Convertible Preferred Stock and B Convertible Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Voting Common Stock to which such holder is entitled pursuant to this
Section 5. On the Mandatory Conversion Date, all rights with respect to the A Convertible Preferred Stock and B Convertible Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Voting Common Stock into which such A Convertible Preferred Stock and B Convertible Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for A Convertible Preferred Stock and B Convertible Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Voting Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(c) in respect of any fraction of a share of Voting Common Stock otherwise issuable upon such conversion.

          (c) All certificates evidencing shares of A Convertible Preferred Stock and B Convertible Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of A Convertible Preferred Stock and B Convertible Preferred Stock represented thereby converted into Voting Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized A Convertible Preferred Stock and B Convertible Preferred Stock accordingly.

     6. No Dilution or Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Convertible Preferred Stock against dilution or other impairment.

                                     III.

     Article IV of the Articles of Incorporation is hereby amended by changing the reference therein from "50 percent" to "10 percent."

                                      IV.

     Article VI of the Articles of Incorporation is hereby amended to add at the end thereof a paragraph to read as follows:

     When voting on whether the Corporation will take any action in respect of any matter described in Section 3(b)(vii) of Article III and otherwise with regard to any act, or failure to act, in connection with any matter referred to in Section 3(b)(vii) of Article III, each director shall owe its primary fiduciary duty or other obligation to the Corporation (including, without limitation, the Corporation's creditors) and not to the stockholders except as may be required by the Florida Business Corporation Act or by case law.

     This Amendment was adopted pursuant to Section 607.1003 of the Florida Business Corporation Act by a joint written consent of the board of directors and by the holders of the Voting Common Stock of the Corporation on __________, 1998. The number of votes cast for the amendment by the holders of Voting Common Stock of the Corporation was sufficient for approval by the holders of Voting Common Stock of the Corporation.

                 [Signatures follow immediately on next page]


     IN WITNESS WHEREOF, Topp Telecom, Inc. has caused these Articles of Amendment to be executed on this _____ day of ___________, 1998.

                                    TOPP TELECOM, INC.

                                    By:
                                       -----------------------------------------
                                       Name:   Frederick J. Pollak
                                       Title:  President

                                                                       EXHIBIT J


NEITHER THIS WARRANT NOR THE SHARES OF VOTING COMMON STOCK OR NONVOTING COMMON STOCK ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE OR OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE OR OTHER SECURITIES LAWS.


                                    WARRANT

 To Subscribe for and Purchase Voting Common Stock and Nonvoting Common Stock
                                      of
                              TOPP TELECOM, INC.

     THIS CERTIFIES THAT, pursuant to the provisions of that certain Letter Agreement (the "Letter Agreement") dated September 1, 1998 by and among CellStar Telecom, Inc., a Delaware corporation ("CellStar"), Topp Telecom, Inc., a corporation organized and existing under the laws of the State of Florida (the "Company"), David Topp and Frederick J. Pollak for value received, CELLSTAR with its principal business office at 1730 Briercroft Court, Carrollton, Texas 75006, or its assigns, is entitled to subscribe for and purchase from the COMPANY with its principal business office at 8200 NW 27th Street, Suite 117, Miami, Florida 33122, at the Exercise Price (as defined below) and during the Exercise Period (as set forth in Section I below), the following fully paid and nonassessable shares (the "Shares"): (i) 1,190 shares of the Company's voting common stock, $.01 par value per share (the "Voting Common Stock"); and (ii) 25,242 shares of the Company's nonvoting common stock, $.01 par value per share (the "Nonvoting Common Stock," and together with the Voting Common Stock, the "Common Stock"), subject to the terms, conditions and adjustments contained herein.

     The warrant purchase price (subject to adjustment as set forth in Section VI below) shall be in each case $0.10 per Share (the "Exercise Price").

     This Warrant is subject to the following provisions, terms and conditions:

     SECTION I. Term. This Warrant shall be exercisable by CellStar, in whole or in part, at any time or from time to time, during the period commencing on the date hereof through and including the fifth anniversary of the date hereof; provided however, that this Warrant shall not be exercisable prior to the exercise of the Options (the "Option") granted pursuant to that certain

Stock Option Agreement by and between CellStar and the Company dated September 1, 1998 (the "Warrant Term").

     SECTION II. Exercise of Warrant. No fractional shares of Common Stock will be issued under this Warrant. The holder hereof may exercise this Warrant by surrendering it (properly endorsed) at the offices of the Company set forth above (or at such other location which the Company may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation), and by payment to the Company of the Exercise Price in cash or by official bank or certified check in next day funds for each Share of Common Stock being purchased. Alternatively, CellStar may specify in its notice that it is crediting the payment of the Exercise Price first to accrued interest and then to principal payable by the Company to CellStar, Ltd. under that certain Promissory Note dated September 1, 1998 executed by the Company in favor of CellStar, Ltd. or to accounts receivable owed by the Company to CellStar, Ltd. rather than paying the Exercise Price in cash or by company check. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares of Common Stock so purchased, registered in the name of the person entitled to receive the same, shall be delivered to the holder hereof within a reasonable time, not exceeding five business days after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificates for Shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Shares on the date on which this Warrant was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective of the date of delivery of such certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open. Upon the exercise of this Warrant, each certificate issued representing the Shares of Common Stock underlying this Warrant shall bear a transfer legend to the same effect as set forth above if in the reasonable opinion of counsel to the Company such legend is legally required or advisable.

     Upon the closing of the sale of shares of Voting Common Stock, at a price of at least $105.0916925 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, that has been effected with the consent of CellStar, which consent shall be provided by CellStar in good faith (subject to acting in the best interests of the shareholders of CellStar Corporation), a new Warrant representing a number of shares of Voting Common Stock equal to the number of Shares of, if any, with respect to which this Warrant shall not then have been exercised shall be issued to the holder hereof

     SECTION III. Covenants as to Common Stock. The Company covenants and agrees that it shall at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of providing for the exercise of this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all Shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons and the holder hereof will receive good title to the Shares purchased by it, free and clear of all liens, security interests, claims, pledges, charges, stockholders' agreements, voting trusts or encumbrances of any kind.

     SECTION IV. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

     SECTION V. Transferability of Warrant and the Shares. Subject to compliance with applicable federal, state and foreign securities laws and with the terms of this Warrant, including, without limitation, the restrictive legend set forth on the first page hereof, this Warrant and the Shares are transferable, in whole or in part, by the holder hereof only to any of Cellstar's Affiliates, including without limitation CellStar, Ltd., upon written notice to the Company at the agency or office of the Company referred to above, in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. "Affiliate" shall mean any corporation, limited liability company, partnership, joint venture, limited partnership, trust or unincorporated organization directly or indirectly controlling or controlled by or under direct or indirect common control with CellStar.

     SECTION VI. Adjustment of Exercise Price and Number of Shares. The Exercise Price applicable to Shares of Voting Common Stock and to Shares of Nonvoting Common Stock shall each, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the applicable Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the applicable Exercise Price resulting from such adjustment, the number of shares of Voting Common Stock and Nonvoting Common Stock, as the case may be, obtained by multiplying the applicable Exercise Price in effect immediately prior to such adjustment by the number of shares of Voting Common Stock or Nonvoting Common Stock, as the case may be, purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the applicable Exercise Price resulting from such adjustment.

     (a) Except (i) in the case of any shares of Voting Common Stock issued as a dividend or other distribution payable in respect of any shares of Voting Common Stock, or Nonvoting Common Stock issued as a dividend or other distribution payable in respect of any shares of

Nonvoting Common Stock or (ii) upon the exercise of a Convertible Security (as hereinafter defined), in the event the Company shall at any time issue or sell any shares of Voting Common Stock, Nonvoting Common Stock or any Convertible Securities without consideration or for a consideration per share, or having an exercise price or conversion price per share of the Voting Common Stock or the Nonvoting Common Stock, as the case may be, less than the applicable Exercise Price in effect immediately prior to the time of such issue or sale, the Exercise Price per share of Voting Common Stock and the Exercise Price per share of Nonvoting Common Stock shall each be reduced concurrently with such issue or sale, to an amount calculated by:

(A) dividing a sum equal to (1) the total number of shares of Common Stock (as hereinafter defined for purposes of this Section VI(a)) outstanding at the date of this Warrant, multiplied by the applicable Exercise Price at the date of adjustment, plus (2) the aggregate of the amounts of all consideration received and/or to be received by the Company upon the issuance of Additional Shares of Common Stock, by

(B) the sum of (1) the total number of shares of Common Stock outstanding at the date of this Warrant, and (2) the number of Additional Shares of Common Stock which shall have been issued.

For purposes of this Section VI(a), "Common Stock" shall refer (i) only to the Voting Common Stock when calculating the adjustment to the Exercise Price per share of the Voting Common Stock purchasable pursuant hereto, and (ii) only to the Nonvoting Common Stock when calculating the adjustment to the Exercise Price per share of the Nonvoting Common Stock purchasable pursuant hereto. "Additional Shares of Common Stock" shall mean any and all shares of Common Stock issued or sold by the Company subsequent to the date of this Warrant, and shall include the maximum number of shares of Common Stock issuable upon the conversion, exchange or exercise of any Convertible Securities issued or sold by the Company subsequent to the date of this Warrant. A "Convertible Security" shall refer to any options, rights or other obligations or shares of capital stock of the Company that are convertible into or exercisable or exchangeable for Common Stock.

     (b) (i) In case the Company shall at any time subdivide its outstanding shares of Voting Common Stock into a greater number of shares or issue a dividend or distribution payable in shares of Voting Common Stock, the applicable Exercise Price in effect immediately prior to such subdivision shall be reduced to a price determined by dividing (x) the number of shares of Voting Common Stock outstanding immediately prior to such subdivision or distribution, multiplied by the applicable Exercise Price per share in effect immediately prior to such subdivision or distribution by (y) the number of shares of Voting Common Stock outstanding immediately after such subdivision or distribution.

          (ii) In case the Company shall at any time subdivide its outstanding shares of Nonvoting Common Stock into a greater number of shares or issue a dividend or distribution payable in shares of Nonvoting Common Stock, the applicable Exercise Price in effect immediately prior to such subdivision shall be reduced to a price determined by dividing (x) the number of shares of Nonvoting Common Stock outstanding immediately prior to such subdivision or distribution, multiplied by the applicable Exercise Price per share in effect immediately prior to such subdivision or distribution by (y) the number of shares of Nonvoting Common Stock outstanding immediately after such subdivision or distribution.

     (c) (i) In case the Company shall at any time combine its outstanding shares of Voting Common Stock into a lesser number of shares of Voting Common Stock, the applicable Exercise Price in effect immediately prior to such combination shall be increased to a price determined by dividing (x) the number of shares of Voting Common Stock outstanding immediately prior to such combination, multiplied by the applicable Exercise Price per share in effect immediately prior to such combination by (y) the number of shares of Voting Common Stock outstanding immediately after such combination.

          (ii) In case the Company shall at any time combine its outstanding shares of Nonvoting Common Stock into a lesser number of shares of Nonvoting Common Stock, the applicable Exercise Price in effect immediately prior to such combination shall be increased to a price determined by dividing (i) the number of shares of Nonvoting Common Stock outstanding immediately prior to such combination, multiplied by the applicable Exercise Price per share in effect immediately prior to such combination by (ii) the number of shares of Nonvoting Common Stock outstanding immediately after such combination.

     (d) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Voting Common Stock or Nonvoting Common Stock, shall be entitled to receive stock, securities or assets with respect to or in exchange for Voting Common Stock or Nonvoting Common Stock, then, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Voting Common Stock or Nonvoting Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Voting Common Stock or Nonvoting Common Stock, as the case may be, equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the applicable Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

     (e) Upon any adjustment of the applicable Exercise Price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant in the manner provided in Section IX(e), which notice shall state the applicable Exercise Price resulting from such adjustment setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall, within two business days of CellStar's request therefor, provide to CellStar access to all books, records and other information reasonably necessary for CellStar to confirm the calculation of any adjustment of the applicable Exercise Price.

     SECTION VII. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon receipt of an affidavit from CellStar regarding the loss, theft, mutilation or destruction thereof, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     SECTION VIII. Investment Purpose. If the Company in its good faith discretion determines that as a matter of law such procedure is or may be desirable, it may require a holder of this Warrant, upon any acquisition of Voting Common Stock or Nonvoting Common Stock pursuant to the exercise of this Warrant and as a condition to the Company's obligation to deliver certificates representing such shares, to execute and deliver to the Company a written statement representing and warranting that such holder's acquisition of shares of Voting Common Stock or Nonvoting Common Stock pursuant to the exercise hereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares of Voting Common Stock and Nonvoting Common Stock issued to the holder pursuant to the exercise hereof.

     SECTION IX.  Miscellaneous.

     (a) The parties hereto acknowledge and agree that this Warrant issued hereunder is equivalent, in substance, to stock options. The parties also acknowledge and agree that (i) the aggregate fair market value of this Warrant, together with the aggregate fair market value of the Option, each calculated as of the date hereof, does not exceed $1,000, and (ii) the fair market value of this Warrant and the Option substantially depends upon the financial success of the Company, which success is contingent upon the Company's obtaining additional debt or equity financing.

     (b) Neither this Warrant nor any term hereof may be changed, waived, discharged, or terminated except by a written instrument executed by the Company and the holder hereof.

     (c) This Warrant shall be governed and interpreted and enforced in accordance with the internal laws of the State of Florida, without regard to principles of conflicts of laws thereof.

     (d) Each provision of this Warrant shall be interpreted in such a manner as to be effective, valid and enforceable under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Warrant in such jurisdiction or any provision hereof in any other jurisdiction.

     (e) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or by registered or certified mail, return receipt requested, postage and fees prepaid, first class mail to: (i) The Company at Topp Telecom, Inc., 8200 NW 27th Street, Suite 117, Miami Florida, 33122, Attention: President, and (ii) CellStar Telecom, Inc. at 1730 Briercroft Court, Carrollton, Texas 75006, Attention: General Counsel, with a copy to Steel Hector & Davis LLP, 200 South Biscayne Blvd., Miami, Florida 33131, Attention: Barry G. Craig.

     (f) This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the holder hereof.

     (g) If the Company or the holder hereof shall commence any action or proceeding against the other in order to enforce the provisions hereof, or to recover damages as the result of the alleged breach of any of the provisions hereof, the prevailing party therein shall be entitled to recover all reasonable costs incurred in connection therewith, including, but not limited to, reasonable attorneys' fees and expenses, whether at the trial or appellate level.

     (h) This Warrant may be exchanged, at the option of the holder hereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares, or portions thereof, upon surrender to the Company or its duly authorized agent.

     (i) The issuance of any Shares or other securities upon the exercise or conversion of this Warrant, and the delivery of certificates or other instruments representing such Shares or other securities, shall be made without charge to the holder for any tax or other charge in respect of such issuance.

     (j) This Warrant and the Letter Agreement are to be construed so as to be consistent and not in conflict, but should a conflict nonetheless arise between this Warrant and the Letter Agreement, the conflict will be resolved by giving the conflicting provisions of this Warrant full force and effect.

                 [Signatures follow immediately on next page]

     IN WITNESS WHEREOF, TOPP TELECOM, INC., has caused this Warrant to be executed by its duly authorized officer as of September 1, 1998.

                                       TOPP TELECOM, INC.



                                       By:
                                          ------------------------------
                                          Name:
                                          Title:

Accepted and Agreed:

CELLSTAR TELECOM, INC.

By:
   ------------------------------
Name:
Title:

FORM OF ASSIGNMENT


                 [To be signed only upon transfer of Warrant]

     For value received, the undersigned hereby sells, assigns and transfers unto _____________________, the rights represented by the within Warrant to purchase shares of [Voting Common Stock][Nonvoting Common Stock], $.01 par value, of TOPP TELECOM, INC., to which the within Warrant relates, and appoints _______________________ attorney to transfer such right on the books of TOPP TELECOM, INC. with full power of substitution in the premises.

Date:
      ------------------------         ------------------------------
                                       (Signature)



                                       ------------------------------
                                       (Address)



Signed in the presence of:


------------------------------

                             FORM OF SUBSCRIPTION

                 [To be signed only upon transfer of Warrant]

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________ shares of [Voting Common Stock][Nonvoting Common Stock], $.01 par value, of TOPP TELECOM, INC. and herewith tenders payment of $________________________ in full payment of the purchase price for such shares or [hereby notifies Topp Telecom, Inc. that it is crediting $________ against [that certain Promissory Note dated September 1, 1998 executed by the Company in favor of CellStar, Ltd.] or [the accounts receivable owed to CellStar, Ltd. represented by Invoice No. _______] in full payment for the purchase price for such shares], and requests that the certificates for such shares be issued in the name of, and be delivered to __________________________, whose address is ________________________________________________.


Date:
     -------------------------         -------------------------------
                                       (Signature)



                                       -------------------------------
                                       (Address)



Signed in the presence of:


------------------------------

                                                                       EXHIBIT K


                      AMENDMENT TO SHAREHOLDERS' AGREEMENT


   This Amendment to Shareholders' Agreement (the "Amendment"), dated as of September 1, 1998, is entered into by and among Topp Telecom, Inc., a Florida corporation ("Company"), CellStar Telecom, Inc., a Delaware corporation ("Investor"), David Topp ("Topp") and Frederick J. Pollak ("Pollak" and together with Topp, the "Individual Shareholders") and each future holder of Voting Stock who executes the Shareholders' Agreement or a separate agreement to be bound by the terms of the Shareholders' Agreement, as amended, and Dora Topp, the spouse of Topp ("Dora Topp") (for purposes of Section 7 only of the Shareholders'
Agreement).   Capitalized terms used but not defined herein shall have the meanings given them in that certain Shareholders' Agreement, dated as of November 4, 1997, by and among the parties hereto (the "Shareholders' Agreement").

                                    RECITALS

   WHEREAS, pursuant to the provisions of that certain letter agreement dated as of September 1, 1998, by and among the Investor, the Company, David Topp and Frederick J. Pollak (the "Letter Agreement"), the Investor and the Company have agreed to enter into this Amendment.

   NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties made herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

   1.  Amendments.  The Shareholders' Agreement is hereby amended as follows:

   (a) The first recital is hereby deleted in its entirety and replaced with the following:

   "WHEREAS, the Company has authorized 5,000,000 shares of Voting Common Stock (the "Voting Stock"), 5,000,000 shares of Nonvoting Common Stock (the "Nonvoting Stock"), 1,043 shares of Class A Convertible Preferred Stock (the "A Convertible Preferred Stock"), and 17,988 shares of Class B Convertible Preferred Stock (the "B Convertible Preferred Stock")."

   (b) The following new definition is added to Section 8 after the definition of "Public Offering":

          "Securities. "Securities" means collectively, the Voting Stock, the Nonvoting Stock, the A Convertible Preferred Stock, the B Convertible Preferred Stock, any shares of Voting Stock, Nonvoting Stock, A Convertible Preferred

     Stock and/or B Convertible Preferred Stock acquired by the Investor upon the exercise of that certain option dated September 1, 1998 granted to the Investor by the Company (the "Option"), any shares of Voting Stock and/or Nonvoting Stock issued pursuant to the conversion of the A Convertible Preferred Stock and/or the B Convertible Preferred Stock acquired upon the exercise of the Option, the Option, any shares of Voting Stock and Nonvoting Stock acquired by the Investor upon the exercise of that certain warrant dated September 1, 1998 granted to the Investor by the Company (the "Warrant"), and the Warrant; provided, however, that for purposes of Sections 4.1 and 4.2 of this Agreement, the references to Securities shall only apply to the Voting Stock, the Nonvoting Stock and any Voting Stock or Nonvoting Stock issued upon exercise of the Option or the Warrant, and upon conversion of the A Convertible Preferred Stock or the B Convertible Preferred Stock."

     (c) The following new Section 3.2 is added:

     "The Investor may make transfers of its Securities without complying with the restrictions of Section 1 hereof to any corporation, limited liability company, partnership, joint venture, limited partnership, trust or unincorporated organization controlled by or under common control with the Investor ("Affiliate"), provided that the transferee agrees in writing to be bound by the terms and conditions of this Agreement. Upon any such transfer, the transferee shall be deemed to be a Shareholder hereunder. The Investor shall notify the Company in writing of any such transfer to an Affiliate."

     (d)  The following new subsections are hereby added to the end of Section
          6.1:

     "(q) The recapitalization, consolidation, dissolution, reorganization or merger of the Company; and

     (r) Institution of any proceedings to adjudicate the Company bankrupt or insolvent, including without limitation, the filing of any petition pursuant to 11 U.S.C. 101 et seq. or approve the institution of bankruptcy or insolvency proceedings against the Company or the filing of a petition or answer or consent seeking or consenting to its reorganization or relief under any applicable federal or state law relating to bankruptcy, or approval of the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any substantial part of its property, or the making of an assignment for the benefit of creditors, or an admission in writing of the Company's inability to pay its debts generally as they become due."

     (e) The second sentence of Section 6.3 is hereby deleted in its entirety and replaced with the following:

     "The Shareholders acknowledge that the Board currently consists of three members and agree that: (a) the fourth member of the Board shall be appointed by the Investor, (b) the fifth member of the Board shall be appointed by mutual agreement of the Shareholders, (c) the sixth member of the Board shall be appointed by mutual agreement of Topp and Pollak, and
     (d) the seventh member of the Board shall be appointed by the Investor; provided, however, that if the Investor exercises its right to vote shares pursuant to that certain Irrevocable Proxy by and between the Investor and [the Shareholders] dated September 1, 1998 (the "Irrevocable Proxy"), sub-clauses (a), (b) and (c) hereof shall be of no force and effect."

     (f) Section 6.4 is hereby deleted in its entirety and replaced with the following:

     "Except for the Irrevocable Proxy, no Shareholder shall give any proxy or power of attorney that permits the holder thereof to vote in her/his/its discretion on the election or removal of directors of the Company or the size of the Board of Directors, unless such proxy or power of attorney is expressly made subject to the provisions of Section 6.3 of this Agreement. The Investor may give a proxy or power of attorney to an officer, director or attorney of the Investor."

     (g) Section 9.2 is hereby deleted in its entirety and replaced with the following:

     "9.2 Governing Law. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Florida, without giving effect to conflicts of laws principles thereof."

     2. Affirmation of Shareholders' Agreement. Except as amended hereby, the Shareholders' Agreement remains in full force and effect in accordance with its terms and conditions and is hereby ratified and affirmed for all purposes by each of the parties.

     3. Consent. The parties hereto hereby consent to all of the transactions contemplated by the Letter Agreement, including without limitation, (i) the issuance by the Company of the Options, the Warrants, the A Convertible Preferred Stock, and the B Convertible Preferred Stock, (ii) the issuance by the Company of Voting Stock and Nonvoting Stock upon exercise of the Option or the Warrants, (iii) the issuance by the Company of Voting Stock and Nonvoting Stock upon conversion of the A Convertible Preferred Stock and the B Convertible Preferred Stock acquired upon exercise of the Option, (iv) the issuance of Voting Stock upon the conversion of the A Convertible Preferred Stock, (v) the issuance of Nonvoting Stock upon the conversion of the B Convertible Preferred Stock, (vi) the amendment to the Company's Articles of

Incorporation, (vii) the delivery of that certain Promissory Note dated September 1, 1998 in favor of CellStar Inc., (viii) the granting of a security interest in property of the Company as collateral to secure the Company's obligation under the Note, (ix) the grant by the Company of a security interest in all of the Company's accounts receivable, and (x) the financing of the receivables by the Company, as more specifically described in the Letter Agreement.

     4.  Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

     (b) This Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida, without reference to the conflicts of law principles thereof.

     (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (d) The headings in this Amendment are for convenience of reference only and shall not define or limit any of the terms or the provisions hereof.

     (e) This Amendment and the Letter Agreement are to be construed so as to be consistent and not in conflict, but should a conflict nonetheless arise between this Amendment and the Letter Agreement, the conflict will be resolved by giving the conflicting provision of this Amendment full force and effect.

                  [Signatures follow immediately on next page]

     IN WITNESS WHEREOF, the parties have hereunto duly affixed their signatures as of the day and year first written above.

TOPP TELECOM, INC.                            CELLSTAR TELECOM, INC.


By:                                           By:
   ----------------------------                  -----------------------------
Name:                                         Name:
Title:                                        Title:



-------------------------------               --------------------------------
F.J. Pollak                                   David Topp




For Purposes of Section 7 of the Shareholders' Agreement only:


-------------------------

Dora Topp

                                                                       EXHIBIT L

                              AMENDED AND RESTATED
                               LICENSE AGREEMENT

          AMENDED AND RESTATED LICENSE AGREEMENT dated as of September 1, 1998, by and between TOPP TELECOM, INC. ("Topp") and CellStar, LTD. ("CellStar").

          WHEREAS, Topp and National Auto Center, Inc. ("National Auto Center") are parties to that certain License Agreement dated as of July 30, 1998, as supplemented and amended by the Addendum to License Agreement dated as of July 30, 1998 (the "Existing License Agreement");

          WHEREAS, Topp and National Auto Center have agreed to restate the Existing License Agreement;

          WHEREAS, National Auto Center relinquishes all rights to the Existing License Agreement in favor of CellStar;

          WHEREAS, Topp has developed certain technology by which cellular telephone handsets can be programmed with software for operating the handset on a prepaid basis and is the owner of all copyrights and all other intellectual property rights in connection therewith (the "Handset Technology");

          WHEREAS, Topp has also developed certain technology by which cellular telephone call centers can be programmed with software for operating the centers in connection with prepaid cellular telephone handsets incorporating the Handset Technology and is the owner of all copyrights and all other intellectual property rights in connection therewith (the "Call Center Technology");

          WHEREAS, CellStar desires to utilize the Call Center Technology for call centers in a cellular telephone system wherein cellular telephone calls are paid for by users on a prepaid basis (the "Prepaid Cellular System") in the countries set forth in Appendix A attached hereto (the "Territory") and in any four countries selected by CellStar in the regions set forth in Appendix B attached hereto (the "Regions"); and

          WHEREAS, Topp and CellStar believe it is in their mutual interest to enter into an agreement whereby CellStar would license from Topp and use the Call Center Technology in accordance with the terms and conditions hereinafter provided.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants of this Agreement, the parties hereto agree as follows:

1.   DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

     "Enhancements" means changes or additions to the subject software developed by Topp from time to time during the Term of this Agreement including, but not limited to, new releases, upgrades and bug fixes.

     "Intellectual Property Rights" means all inventions and discoveries, all improvements thereto, and all patents, patent applications, copyrights, trade secrets, know-how, confidential business information and other intellectual property rights of any type whatsoever, owned by or licensed to Topp.

     "System Start-Up Date" means the date on which CellStar sells its first cellular telephone containing Topp proprietary software in the Territory.


2.   GRANT OF LICENSE

     (a) Scope of Call Center License. Topp hereby grants to CellStar or its designated affiliate:

(i) a non-exclusive, non-transferable, non-assignable right and license to use the Call Center Technology and any Enhancements thereto solely in connection with the business of the Prepaid Cellular System in the Territory, and (ii) a perpetual, exclusive, transferable, assignable, fully paid-up right [royalty free?] and license to use the Call Center Technology and any Enhancements thereto solely in connection with the business of the Prepaid Cellular System in any four countries selected by CellStar, in its sole discretion, from within the Regions (the "Country License"), subject to Topp's continued right to distribute its products through vendors with which Topp maintains distribution agreements.

         (b) Limitation on License. (i) No right or license is being conveyed to CellStar to use the Call Center Technology or any Enhancements thereto, or software and documentation embodying such technology, for any other purpose or in any manner other than as described in Section 2(a) herein. (ii) The Country License shall only be transferable to an entity or entities (the "Transferee") that sell phones for delivery solely in one of the four countries so selected by CellStar. Any such Transferee shall execute and deliver a sublicense agreement with reasonable terms and conditions. The parties will negotiate a form of sublicense agreement in good faith

3.   LICENSE FEES AND ROYALTIES

     In consideration of the rights and license granted herein, CellStar shall pay to Topp license fees and royalties in the amounts set forth below:

     (a) Handset Activation Fee. Beginning on the 16th month from the System Start-Up Date, CellStar shall pay to Topp a Handset Activation Fee in an amount equal to U.S five dollars ($5) for each handset activated by CellStar on a CellStar call center incorporating the Call Center Technology

     (b) Royalties. In addition to the Handset Activation Fee, CellStar shall pay Topp continuing royalties as follows. CellStar will pay a two-cent-per-minute ($0.02/ Minute) royalty on each minute used by pre-paid telephone handset users in the Territory on a CellStar call center incorporating the Call Center Technology.

     (c) Royalty Period. The fees and royalties CellStar pays Topp in accordance with Sections 3(a) and 3(b) shall be calculated on a monthly basis (the "Royalty Period") and shall be payable no later than twenty (20) days after the termination of the preceding monthly period.

     (d) License and Royalty Reports. With each CellStar payment, for each monthly Royalty Period, CellStar shall provide Topp with a written license and royalty report in a form acceptable to Topp. Such license and royalty reports shall be certified as accurate by a duly authorized officer of CellStar and shall include the following information: The amount of minutes used on CellStar call centers for each calendar month of the Royalty Period, on both a country-by-country and call center-by-call center basis, along with the total number of cellular telephone handsets accounting for the minutes used and (2) the electronic serial number (ESN), make and model of all handsets activated on a CellStar call center. These license and royalty reports are due regardless of whether any actual fee or royalty is owed, beginning with the 20th of the Month following the first full month after the effective date of this Agreement and continuing until it is terminated.

     The receipt or acceptance by Topp of any report or payment shall not prevent Topp from subsequently challenging the validity or accuracy of such report or payment.

     (e) Payment Method. All payments by CellStar to Topp under this Agreement shall be paid in Dade County, Florida, in United States dollars.

     (f) Exchange Control. If at any time legal restrictions prevent the prompt remittance of part or all fees or royalties with respect to any country where the Prepaid Cellular System is used pursuant to this Agreement, payment shall be made through such lawful means or methods as CellStar reasonably shall determine and to which Topp does not reasonably object.

     (g) Withholding Taxes. All amounts owing from CellStar to Topp under this Agreement are net amounts, and shall be grossed-up to account for any withholding taxes, value-added taxes or other taxes, levies or charges with respect to such amounts payable by CellStar or required to be withheld by CellStar, other than (i) United States taxes, and (ii) taxes that are imposed solely by reason of Topp having a permanent establishment in any other country or otherwise being subject to taxation by such other country (except solely by reason of the license granted under this Agreement).

4.   RECORD INSPECTION AND AUDIT

     (a) Topp and its accountants shall have the right, upon reasonable notice, to inspect CellStar's books and records and all other documents and material in CellStar's possession or control with respect to the subject matter of this Agreement. Topp shall have free and full access thereto for such purposes and may make copies thereof. Any copy will be marked "Confidential" and logged on a list of copied documents to be returned by Topp to CellStar at the termination of this Agreement. Topp shall not reveal "Confidential" marked items to any person, other than to those persons reasonably necessary to conduct the audit and inspection.

     (b) In the event that such inspection reveals an underpayment by CellStar of the actual fees or royalties owed Topp, CellStar shall pay the difference, plus interest calculated at the rate of one-and-a-half (1.5) percent per month. If such underpayment is in excess of five percent of the actual fees and royalties owed for any Royalty Period, CellStar shall also reimburse Topp for the cost of such inspection.

     (c) All books and records relative to CellStar's obligations hereunder shall be maintained and made accessible to Topp for inspection at a location in the United States.

5.   TITLE; INTELLECTUAL PROPERTY

     (a) Topp retains all right, title, and interest in and to the Call Center Technology, and all software and documentation embodying such technology including any Enhancements, and all intellectual property rights contained therein, subject only to the limited license granted to CellStar in Section 2(a) herein.

     (b) CellStar acknowledges that (1) the software and documentation embodying the Call Center Technology are protected by U.S. and international copyright laws, treaties, and conventions and (2) such software and documentation are copyrighted works under U.S. and foreign laws and are protected as trade secrets and confidential and proprietary information of Topp.

     (c) CellStar may not distribute, sell, sublease, assign, give, or transfer in any way the original or any copies of the software or documentation embodying the Call Center Technology or any Enhancements thereto except as provided for in this Agreement. CellStar may not decompile, reverse engineer, modify, enhance or otherwise alter the software provided to it by Topp embodying the Call Center Technology or any Enhancements thereto without the prior written consent of Topp.

     (d) CellStar acknowledges that Topp has developed the Handset Technology and is the owner of all copyrights and all other intellectual property rights in connection therewith. CellStar acknowledges that no right and license is being conveyed to CellStar under the Handset Technology, or any software and documentation embodying such technology, under the terms of this Agreement and CellStar agrees not to use such technology in connection with the business of making or using any handsets other than under this Agreement unless agreed to in writing by the parties hereto.

     (e) CellStar shall notify Topp in the event that it discovers any infringement of Topp's rights in the Call Center Technology or any Enhancements thereto or any violation of the terms of this Agreement. CellStar shall cooperate with Topp and assist in the prosecution of Topp's claims, provided that Topp retains financial responsibility for costs of assistance and prosecution. Topp shall be entitled to retain any proceeds from such claims, including settlement amounts, for purposes of funding Topp's worldwide intellectual property protection programs, or for any purpose Topp deems necessary, for that matter.

     (f) CellStar shall fully comply with the marking provisions of the intellectual property laws of the applicable countries in the Territory. Topp shall provide direction to CellStar as to size, placement, and all necessary information required under any marking provision for each country in the Territory. CellStar shall request such direction in writing from Topp prior to providing any services or products under this Agreement.

6.   CONFIDENTIALITY

     (a) CellStar recognizes that the Call Center Technology and any Enhancements thereto are the proprietary and confidential property of Topp. Accordingly, CellStar shall not, without the prior written consent of Topp, disclose or reveal to any third party or utilize for its own benefit other than pursuant to this Agreement, any information provided by Topp concerning the Call Center Technology or any Enhancements, provided such information was not previously known to CellStar or to the general public.

     CellStar further agrees to take all reasonable precaution to preserve the confidentiality of Topp's Call Center Technology and any Enhancements and shall assume responsibility that its employees and permitted assignees will similarly preserve this information against third parties.

     (b) Topp recognizes that from time to time during the term of this Agreement CellStar may provide Topp with certain documents and other information which is the proprietary and confidential property of CellStar. Accordingly, Topp shall not, without the prior written consent of CellStar, disclose or reveal to any third party or utilize for its own benefit other than pursuant to this Agreement, any information provided by CellStar in connection herewith, provided such information was not previously known to Topp or to the general public. Topp further agrees to take all reasonable precaution to preserve the confidentiality of CellStar's proprietary and confidential property and shall assume responsibility that its employees and permitted assignees will similarly preserve this information against third parties.

     (c) Except as expressly provided herein, each party agrees not to disclose any terms of this Agreement to any third party without the consent of the other party, except as required by securities or other applicable laws, to prospective investors and to such party's accountants, attorneys and other professional advisors.

     (d) Except as required by law, neither Topp nor CellStar shall issue any press release or other public statements in connection with this Agreement intended for use in the public media in a manner suggesting any endorsement by the other of Topp or CellStar, respectively, without the prior approval of such other party.

7.   THE PARTIES' OBLIGATIONS

     (a) Topp shall provide CellStar with a copy of the software embodying the Call Center Technology along with the documentation prepared by Topp in connection therewith for understanding its operation, function and/or installation.

     (b) CellStar represents that it has the financial resources and business operations that will enable it to respectively incorporate the Call Center Technology into call centers in the Territory for the Prepaid Cellular System and otherwise reasonably commercialize the licensed Call Center Technology throughout the Territory. CellStar agrees that it shall (1) incorporate the Call Center Technology into commercially operational CellStar call centers in the Territory and (2) promote the use of the Prepaid Cellular System in the Territory. CellStar further agrees that it will conduct all operations, including the design, development, set-up and marketing of call centers incorporating the licensed Call Center Technology in accordance with the highest standards of business customs of the industry and that it will endeavor to conduct such activity utilizing CellStar's skill and resources in such effort to the extent that CellStar's high standards of business practice and judgment dictate.

     (c) CellStar understands that during the term of this agreement Topp shall license to certain third-party manufactures the right to use the Handset Technology in connection with the business of manufacturing for sale and use in the Territory cellular handsets incorporating the Handset Technology ("Licensed Manufacturers"). In consideration of the license granted to CellStar hereunder and for purposes of promoting the use and efficiency of the Prepaid Cellular System, CellStar agrees that during the term of this agreement CellStar shall purchase all of its requirements for cellular handsets, to be activated on CellStar call centers in the Territory, from only Licensed Manufacturers. Topp shall provide CellStar a list of Topp's Licensed Manufacturers, dated and updated from time to time as Topp adds or deletes Licensed Manufacturers.

     (d) CellStar agrees not to use any trade or service mark of Topp in connection with the subject matter. "TracFone" is Topp's Trademark which identifies one of Topp's prepaid products.

8.   SUPPORT

     (a) Topp agrees to, at no charge to CellStar, correct and repair any failure, malfunction, defect or nonconformity in the licensed Call Center Technology Software provided to CellStar hereunder, following notification (as specified below) by CellStar to Topp of any failure, malfunction, defect or nonconformity which prevents the licensed Call Center Technology from performing in accordance with "substantially all of the documentation, specifications and other materials Topp provides to CellStar hereunder".

     (b) Topp agrees to provide CellStar consulting assistance related to the installation, support and maintenance of the Handset Technology and the licensed Call Center Technology according to written Statements of Work generated from time to time by CellStar. In addition, Topp agrees to make any future modifications requested by CellStar based on a mutually-agreed upon, signed Statement of Work. For such consulting assistance or custom programming, CellStar will pay Topp an hourly consulting fee of one hundred and fifty dollars ($150) per hour for each Topp consultant in addition to all reasonable travel and lodging expenses incurred by each Topp Consultant.

9.   WARRANTIES AND EXCLUSIVITY

     (a) Topp represents and warrants that it has the right and power to grant CellStar the license herein granted and that there are no other agreements with any other party, that conflict with such grant.

     (b) Topp further represents and warrants that it has no actual knowledge that the Call Center Technology infringes any valid intellectual property rights of any third party subject to the following qualification. Topp is presently involved in a patent and trademark infringement action pending in the Northern District of California captioned "Telemac Cellular Corporation v. Topp Telecom, Inc., N.D. Calif., Doc. No. C-98-00022-CW." Topp will immediately indemnify and hold CellStar harmless for all cost of any form whatsoever, including attorney fees, court costs, employees-time costs, in answering or responding to any claim against CellStar arising from a claim that the licensed Call Center Technology infringes any other person's rights in any manner. Topp shall have the right to defend, through Counsel of it's own choosing, and settle at it's sole expense all suits or proceedings arising out of the foregoing, providing that CellStar gives Topp prompt notice of any such claim of which CellStar learns.

     (c) THE SOFTWARE EMBODYING THE CALL CENTER TECHNOLOGY IS BEING PROVIDED TO CELLSTAR "AS IS" AND TOPP DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE INFORMATION OR MATERIALS PROVIDED UNDER THIS AGREEMENT WILL NOT INFRINGE OR VIOLATE ANY INTELLECTUAL PROPERTY RIGHTS OF ANY OTHER PERSON.

     (d) In the event of a claim by CellStar under this limited warranty, CellStar's sole recourse shall be to terminate the Agreement. In no event shall Topp be liable for any incidental, consequential, or punitive damages as a result of its performance or breach of this Agreement, except under the Agreement provision set forth above.

10.  EXCLUSIVITY; RIGHT OF FIRST REFUSAL.

     (a) During the term of this Agreement (as defined in Section 12 herein) Topp agrees not to enter into any new agreement with a third party granting such party a license to use the Call Center Technology in the Territory subject to the exceptions set forth in Sections 10(b) and 10(c) below.

     (b) CellStar understands and acknowledges that Topp has pre-existing agreements with (i) a Venezuelan operator and (ii) Motorola, wherein these third-party parties have already been granted certain rights and licenses relating to the Call Center Technology in the Territory. Accordingly, Topp's covenant in Section 10(a) is subject to the reservation that these operators can continue with the operation of their businesses under the terms of their pre-existing agreements with Topp.

     (c) (i) The parties acknowledge that from time to time during the Term of this Agreement (as defined in Section 12 herein), Topp may come upon a new opportunity to open a call center in any one or more of the countries in the Territory. Such opportunities may be in conjunction with other, already established providers, or through purchase opportunities, or in other manners. Topp agrees that before it acts on such a new opportunity to open a call center in any country in the Territory, it shall first offer the opportunity to CellStar at the same price and under the same terms and conditions.

         (ii) In the event Topp offers CellStar and opportunity in a country in the Territory, Topp shall notify CellStar with a thorough, specific description of the opportunity as understood by Topp at the time. With that notice, Topp shall afford CellStar ten (10) business days within which to respond to Topp that CellStar accepts the opportunity without reservation or other conditions of acceptance. Topp's notice to CellStar shall refer to this provision and specify the manner and conditions under which CellStar must accept the opportunity. CellStar may accept the opportunity, and act upon it to the exclusion of all other persons, including Topp. Otherwise, If CellStar rejects the opportunity, or ten (10) business days have passed without CellStar's unqualified acceptance, which ever comes first, Topp may act upon the opportunity without any obligation to CellStar.

11.  INDEMNIFICATION

     (a) Indemnification by CellStar. CellStar shall hold Topp and its directors, trustees, officers, employees, agents and successors and assigns of any of the foregoing harmless against any and all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) incurred as a result of any claim, demand, action or proceeding by any third party resulting from, in conjunction with, or arising out of acts or omissions of CellStar including but not limited to the use by CellStar, its directors, trustees, officers, employees, contractors, subcontractors and agents, of the Handset Technology including, but not limited to, operating a call center incorporating such technology in the Territory.

     (b) Indemnification by Topp. Topp shall hold CellStar and its directors, trustees, officers, employees, agents and successors and assigns of any of the foregoing harmless against any and all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) incurred as a result of any claim, demand, action or proceeding by any third party resulting from any material misrepresentation by Topp under Section 9 of this Agreement.

12.  DURATION AND TERMINATION

     (a) This Agreement shall be effective as of the date of execution by both parties and shall extend for a period of five (5) years (the "Term"), unless sooner terminated as provided below. After the first five years Term, CellStar shall have the option of renewing the Agreement for an unlimited number of additional one-year extended terms on the condition that CellStar provides Topp with written notification of its intention to renew the Agreement at least thirty (30) days prior to the expiration of the then in-effect term.

     (b) If either Topp or CellStar commits a material breach of any of the material provisions of this Agreement, and such breach is not cured within thirty (30) days after the date on which notice of breach is sent to the breaching party, the non-breaching party shall have the right to terminate this Agreement upon a further thirty (30) days' written notice.

     (c) Termination due to any cause shall not release either Topp or CellStar from any obligation arising prior to such termination unless agreed in writing by the party not causing the termination.

     (d) The provisions of Section 6 (Confidentiality) shall survive termination of this Agreement.

     (e) Upon termination of this Agreement, all rights granted to CellStar under this Agreement shall forthwith terminate and immediately revert to Topp and CellStar shall discontinue all use of the Call Center Technology.

     (f) Upon termination of this Agreement, Topp may require that CellStar transmit to Topp, at no cost to CellStar, all material relating to the Call Center Technology and originating from Topp.

13.  GENERAL

     (a) Governing Law and Jurisdiction. This Agreement shall be interpreted under the laws of the United States of America and the State of Florida, without regard to principles of conflicts of law. All disputes hereunder shall be resolved in the applicable state or federal courts of Dade County Florida. The parties consent to the jurisdiction of such courts, agree to accept service of process by mail, and waive any jurisdictional or venue defenses otherwise available.

     (b) Notices. Any notice required to be given pursuant to this Agreement shall be in writing and mailed by certified or registered mail, return receipt requested, or delivered by a national overnight express service. Either party may change the address to which notice is to be sent by written notice to the other party pursuant to the provisions of this paragraph.

     (c) No Partnership. This Agreement does not constitute and shall not be construed as creating a partnership or joint venture between Topp and CellStar. Neither Topp nor CellStar has any right to obligate or bind the other party in any way whatsoever, and nothing in this Agreement gives any rights of any kind to any third persons.

     (d) Agreement Binding on Successors. This Agreement shall be binding on and shall inure to the benefit of the parties hereto, and their heirs, administrators, successors and assigns.

     (e) Assignment. The license and rights granted hereunder are personal to CellStar and may not be assigned by any act of CellStar or by operation of law unless in connection with a transfer of substantially all the assets of CellStar or with the written consent of Topp; provided, that CellStar may assign the license and rights granted hereunder to any affiliate of CellStar now or hereafter existing.

     (f) Force Majeure. Neither party shall bear any responsibility or liability for any losses arising out of any delay or interruption of its performance of obligations under this Agreement due to any act of God, act of governmental authority, act of the public enemy or due to war, riot, flood, civil commotion, earthquake, insurrection, labor difficulty, severe or adverse weather conditions, lack or shortage of electrical power, malfunctions of equipment or software programs or any other cause beyond the reasonable control of the party delayed.

     (g) Entire Agreement/Waiver/Modification. This Agreement represents the entire agreement between the parties regarding Topp's license to CellStar of the Call Center Technology in the Territory and supersedes all prior oral and written negotiations and agreements for such license. No waiver, modification or cancellation of any terms or condition of this Agreement shall be effective unless it is reduced to writing and signed by the parties hereto and it specifically refers to this Agreement. No written waiver shall excuse the performance of any act other than acts specifically referred to in that written waiver.

     (h) Severability. Any unenforceable part of this agreement shall not affect unenforceability of any other part. If a portion of this Agreement shall be found to be unenforceable, then that portion shall be ignored and the balance of the Agreement shall be enforced as though it had been written without the unenforceable provision.

     (i) Headings. The headings used in this Agreement are for convenience of reference only and are not to be used in interpreting the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto its hand and seal the day indicated.

     Topp Telecom, Inc.

     By:
        ---------------------
     Name:
          -------------------
     Title:
           ------------------


     National Auto Center, Inc.

     By:
        ---------------------
     Name:
          -------------------
     Title:
           ------------------


     CellStar, Ltd

     By National Auto Center, Inc.
     Its General Partner

     By:
        ---------------------
     Name:
          -------------------
     Title:
           ------------------

                                  APPENDIX "A"


"Territory" means only those countries and territories identified below:


 . All Countries South of United States of America, including Central America, the continent of South America & The Caribbean Sea.

                                 APPENDIX "B"



                                 .  Europe
                                 .  Asia
                                 .  South Africa
                                 .  Middle East

                                                                     EXHIBIT M-1

                               RELEASE AND WAIVER


          KNOW ALL MEN BY THESE PRESENTS that, the undersigned, individually and on behalf of their respective predecessors, partners, officers, directors, employees, agents, shareholders, affiliates, successors and assigns (except CellStar Telecom, Inc.) (hereafter, collectively the "Releasors"), for good and valuable consideration, including, without limitation, the terms and conditions of that certain Promissory Note of even date herewith, executed by Topp Telecom, Inc. in favor of CellStar, Ltd. (the "Note"), that certain Stock Pledge Agreement of even date herewith, between David Topp and CellStar, Ltd., that certain Stock Pledge Agreement of even date herewith, between Frederick J. Pollak and CellStar, Ltd., that certain Security Agreement of even date herewith between Topp Telecom, Inc. and CellStar, Ltd., and that certain Termination of Guaranty of even date herewith by Topp, Inc., in favor of Lender (collectively the "Loan Documents") and the transactions contemplated under the Loan Documents, the receipt and sufficiency of which are hereby acknowledged, hereby fully release, remise, acquit, satisfy and forever discharge CellStar, Ltd. and its affiliates, and their respective predecessors, direct and indirect shareholders, officers, directors, partners, employees, agents, affiliates, successors and assigns, including without limitation, National Auto Center, Inc. and CellStar Telecom, Inc. (collectively, the "Released Parties"), of and from any and all rights, claims, controversies, investigations, demands, damages, judgments, executions, actions, suits and causes of action of any nature whatsoever, whether known or unknown, direct or indirect, including, but not limited, to claims for rescission, restitution, specific performance, accounting, tort, breach of contract, breach of fiduciary duty, negligence, fraud and claims under all federal or state securities laws, whether arising at law or in equity, under local, state, federal or foreign laws, which the Releasors or any of them may have had, may now have or may in the future have or claim to have had, now have or have, against the Released Parties or any of them by reason of, arising out of, or based upon, any act, omission, occurrence, matter, transaction, event or thing from the beginning of time to and including the date of this Release and Waiver, INCLUDING, WITHOUT LIMITATION, AND NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY CONTAINED HEREIN, any rights, claims, controversies, investigations, demands, damages, judgments, executions, actions, suits and causes of action arising out of, or based upon the conduct of any party in connection with the negotiation of that certain Letter Agreement dated August 16, 1998 by and between CellStar, Ltd., Topp Telecom, Inc., David Topp and Frederick J. Pollak (the "Letter Agreement") and any instrument, agreement or other document executed and delivered in connection therewith, EXCEPT FOR such rights, claims, controversies, investigations, demands, damages, judgments, executions, actions, suits and causes of action arising out of, or based upon, any obligations, representations and warranties contained in: (i) that certain Stock Purchase Agreement dated effective as of November 1, 1997, by and between Topp Telecom, Inc., CellStar Telecom, Inc., David Topp and Frederick
J. Pollak (subject, however, to the provisions contained in that certain Amendment to Stock Purchase Agreement of even date hereby by and among CellStar Telecom, Inc., Topp Telecom, Inc., David Pollak and Frederick J. Pollak), (ii) that certain Shareholder Agreement, dated as of November 4, 1997, by and among Topp Telecom, Inc., CellStar Telecom, Inc., David Topp, Frederick J. Pollak, among others, as amended (iii) that certain License Agreement dated July 30, 1998, between Topp Telecom, Inc. and National Auto Center, Inc., as amended by that certain Addendum to the Topp Telecom-to-CellStar License Agreement of July
30. 1998, (iv) the Letter Agreement, (v) that certain Purchase Money Security Agreement dated as of September 1997 by and among the Borrower, the Lender and National Auto Center, Inc., (vi) that certain Confidential Credit Application and Sales Agreement dated May 6, 1997, between Borrower and National Auto Center, Inc., (vii) that certain Distribution and Fulfillment Agreement dated as of the 15th day of September 1997 between CellStar, Ltd. and Topp Telecom, Inc. (subject, however, to the provisions contained in that certain Amendment to Distribution and Fulfillment Agreement of even date hereby by and between CellStar, Ltd. and Topp Telecom, Inc.), (viii) all accounts payable by Topp Telecom, Inc., to CellStar Corporation and its affiliates existing as of the date hereof, and (ix) each instrument, agreement or other document executed and delivered in connection with any of the foregoing (collectively, the "Claims").

          Each Releasor hereby agree that it or he will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding of any kind whatsoever, by way of action, defense, set-off, cross-complaint, counterclaim or third party action, against Released Parties, or any of them, based on, relating to, arising out of, or in connection with any Claims released and discharged hereunder.

          Each Releasor hereby waives, to the fullest extent permitted by law, the benefits of any statute, law, rule, regulation or common law, which may limit the scope of the covenants and releases contained herein.

          Each Releasor hereby represents and warrants that the execution and delivery of this Release and Waiver has been duly authorized, executed and delivered and is the valid and binding obligation of the Releasor, enforceable in accordance with its terms. Each Releasor further confirms and acknowledges that the terms of this Release and Waiver are contractual and not a mere recital and that the Releasor has not been influenced in any manner in making this Release and Waiver by any representations or statements made by or on behalf of the Released Parties, that the Releasor has received the advice of counsel in connection with the effect of the execution and delivery of this Release and Waiver, that the Releasor has carefully read and fully understand the contents of this Release and Waiver, and that the Releasor has duly executed this Release and Waiver freely and voluntarily, intending and agreeing to be fully bound by the terms hereof.

          This Release and Waiver shall be governed by Florida law without regard to conflicts of law principles thereunder. If any provision of this Release and Waiver, or the application of such provision to any person or circumstance, shall be held invalid, void or unenforceable, the remainder of this Release and Waiver, or the application of such provision to persons or circumstances other than those to which it is held invalid, void or unenforceable, shall not be effected thereby.

          This Release and Waiver shall remain in full force and effect and survive any future dealings among the parties hereto, unless this Release and Waiver shall hereafter be modified by an instrument in writing and signed by each Releasor and on behalf of the Released Parties.

          If any provision of this Release and Waiver is waived in any manner, whether by agreement or operation of law, the balance of the provisions hereof shall nevertheless remain in full force and effect, shall not be deemed waived, affected, impaired or otherwise invalidated and shall be enforced to the maximum effect permitted by applicable law. All waivers to be effective shall be in writing and signed by a duly authorized officer of the waiving party.

          In the event that any claim, action or proceeding is brought with respect to the Claims released hereunder or any breach of the covenants contained herein or to interpret or enforce any of the terms hereof, the nonprevailing party(ies) shall be jointly and severally obligated to pay to the prevailing party(ies) their reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such claim, action or proceeding (including at any appellate level).

[Signatures follow immediately on next page]

          IN WITNESS WHEREOF, the Releasors have executed this Release and Waiver as of September 1, 1998.


                            -----------------------------
                            David Topp, Individually,
                            and as Attorney-In-fact for and on behalf of Dora Topp, Risia Topp Wine and Mark Topp



                            -----------------------------
                            F.J. Pollak


                            Topp Telecom, Inc.


                            By:
                               --------------------------
                            Name:
                                 ------------------------
                            Title:
                                 ------------------------

                                                                     EXHIBIT M-2

                              RELEASE AND WAIVER


KNOW ALL MEN BY THESE PRESENTS that, the undersigned, individually and on behalf of their respective predecessors, partners, officers, directors, employees, agents, shareholders, affiliates, successors and assigns (hereafter, collectively the "Releasors"), for good and valuable consideration, including, without limitation, the terms and conditions of that certain Promissory Note of even date herewith, executed by Topp Telecom, Inc. in favor of CellStar, Ltd. (the "Note"), that certain Stock Pledge Agreement of even date herewith, between David Topp and CellStar, Ltd., that certain Stock Pledge Agreement of even date herewith, between Frederick J. Pollak and CellStar, Ltd., that certain Security Agreement of even date herewith between Topp Telecom, Inc. and CellStar, Ltd., and that certain Termination of Guaranty of even date herewith by Topp, Inc., in favor of Lender (collectively the "Loan Documents") and the transactions contemplated under the Loan Documents, the receipt and sufficiency of which are hereby acknowledged, hereby fully release, remise, acquit, satisfy and forever discharge Topp Telecom, Inc., its affiliates, David Topp and Frederick J. Pollak, and, as the case may be, their respective predecessors, direct and indirect shareholders, officers, directors, partners, employees, agents, affiliates, successors and assigns, (collectively, the "Released Parties"), of and from any and all rights, claims, controversies, investigations, demands, damages, judgments, executions, actions, suits and causes of action of any nature whatsoever, whether known or unknown, direct or indirect, including, but not limited, to claims for rescission, restitution, specific performance, accounting, tort, breach of contract, breach of fiduciary duty, negligence, fraud and claims under all federal or state securities laws, whether arising at law or in equity, under local, state, federal or foreign laws, which the Releasors or any of them may have had, may now have or may in the future have or claim to have had, now have or have, against the Released Parties or any of them by reason of, arising out of, or based upon, any act, omission, occurrence, matter, transaction, event or thing from the beginning of time to and including the date of this Release and Waiver, INCLUDING, WITHOUT LIMITATION, AND NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY CONTAINED HEREIN, any rights, claims, controversies, investigations, demands, damages, judgments, executions, actions, suits and causes of action arising out of, or based upon the conduct of any party in connection with the negotiation of that certain Letter Agreement dated August 16, 1998 by and between CellStar, Ltd., Topp Telecom, Inc., David Topp and Frederick J. Pollak (the "Letter Agreement") and any instrument, agreement or other document executed and delivered in connection therewith, EXCEPT FOR such rights, claims, controversies, investigations, demands, damages, judgments, executions, actions, suits and causes of action arising out of, or based upon, any obligations, representations and warranties contained in: (i) that certain Stock Purchase Agreement dated effective as of November 1, 1997, by and between Topp Telecom, Inc., CellStar Telecom, Inc., David Topp and Frederick
J. Pollak (subject, however, to the provisions contained in that certain Amendment to Stock Purchase Agreement of even date hereby by and among CellStar Telecom, Inc., Topp Telecom, Inc., David Pollak and Frederick J. Pollak), (ii) that certain Shareholder Agreement, dated as of November 4, 1997, by and among Topp Telecom, Inc., CellStar Telecom, Inc., David Topp, Frederick J. Pollak, among others, as amended (iii) that certain License Agreement dated July 30, 1998, between Topp Telecom, Inc. and National Auto Center, Inc., as amended by that certain Addendum to the Topp Telecom-to-CellStar License Agreement of July 30. 1998,
(iv) the Letter Agreement, (v) that certain Purchase Money Security Agreement dated as of September 1997 by and among the Borrower, the Lender and National Auto Center, Inc., (vi) that certain Confidential Credit Application and Sales Agreement dated May 6, 1997, between Borrower and National Auto Center, Inc.,
(vii) that certain Distribution and Fulfillment Agreement dated as of the 15th day of September 1997 between CellStar, Ltd. and Topp Telecom, Inc. (subject, however, to the provisions contained in that certain Amendment to Distribution and Fulfillment Agreement of even date hereby by and between CellStar, Ltd. and Topp Telecom, Inc.), and (viii) each instrument, agreement or other document executed and delivered in connection with any of the foregoing (collectively, the "Claims").


Each Releasor hereby agree that it or he will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding of any kind whatsoever, by way of action, defense, set-off, cross-complaint, counterclaim or third party action, against Released Parties, or any of them, based on, relating to, arising out of, or in connection with any Claims released and discharged hereunder.

Each Releasor hereby waives, to the fullest extent permitted by law, the benefits of any statute, law, rule, regulation or common law, which may limit the scope of the covenants and releases contained herein.

Each Releasor hereby represents and warrants that the execution and delivery of this Release and Waiver has been duly authorized, executed and delivered and is the valid and binding obligation of the Releasor, enforceable in accordance with its terms. Each Releasor further confirms and acknowledges that the terms of this Release and Waiver are contractual and not a mere recital and that the Releasor has not been influenced in any manner in making this Release and Waiver by any representations or statements made by or on behalf of the Released Parties, that the Releasor has received the advice of counsel in connection with the effect of the execution and delivery of this Release and Waiver, that the Releasor has carefully read and fully understand the contents of this Release and Waiver, and that the Releasor has duly executed this Release and Waiver freely and voluntarily, intending and agreeing to be fully bound by the terms hereof.

This Release and Waiver shall be governed by Florida law without regard to conflicts of law principles thereunder. If any provision of this Release and Waiver, or the application of such provision to any person or circumstance, shall be held invalid, void or unenforceable, the remainder of this Release and Waiver, or the application of such provision to persons or circumstances other than those to which it is held invalid, void or unenforceable, shall not be effected thereby.

This Release and Waiver shall remain in full force and effect and survive any future dealings among the parties hereto, unless this Release and Waiver shall hereafter be modified by an instrument in writing and signed by each Releasor and on behalf of the Released Parties.

If any provision of this Release and Waiver is waived in any manner, whether by agreement or operation of law, the balance of the provisions hereof shall nevertheless remain in full force and effect, shall not be deemed waived, affected, impaired or otherwise invalidated and shall be enforced to the maximum effect permitted by applicable law. All waivers to be effective shall be in writing and signed by a duly authorized officer of the waiving party.

In the event that any claim, action or proceeding is brought with respect to the Claims released hereunder or any breach of the covenants contained herein or to interpret or enforce any of the terms hereof, the nonprevailing party(ies) shall be jointly and severally obligated to pay to the prevailing party(ies) their reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such claim, action or proceeding (including at any appellate level).

[Signatures follow immediately on next page]

IN WITNESS WHEREOF, the Releasors have executed this Release and Waiver as of September 1, 1998.

                                    CellStar, Ltd.
                                    By National Auto Center, Inc.
                                    Its General Partner


                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                                                     EXHIBIT N-1



                     AMENDMENT TO STOCK PURCHASE AGREEMENT


     This Amendment to Stock Purchase Agreement (the "Amendment"), dated as of this ____ day of August, 1998, is entered into by and among Topp Telecom, Inc., a Florida corporation ("Company") and CellStar Telecom, Inc., a Delaware corporation ("CellStar"); David Topp ("Topp") is a party to the Stock Purchase Agreement for purposes of Sections 4, 8, 9, 10, 11, and 12 only; and Frederick
J. Pollak ("Pollak") is a party for purposes of Sections 5, 8, 9, 10, 11 and 12
only.   Capitalized terms used but not defined herein shall have the meanings given them in that certain Stock Purchase Agreement, deemed effective November 1, 1997, by and among the parties hereto (the "Stock Purchase Agreement").

                                    RECITALS

     WHEREAS, pursuant to the provisions of that certain letter agreement dated as of August 16, 1998 by and between CellStar and the Company (the "Letter Agreement"), CellStar and the Company have agreed to enter into this Amendment.

     NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties made herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. Amendments. The Stock Purchase Agreement is hereby amended as follows:

     (a) Subsection (ii) of Section 1.1 of the Stock Purchase Agreement is hereby deleted in its entirety and replaced with the following:

     "(ii) 1,043 shares of the Company's voting Common Stock and 17,988 shares of the Company's nonvoting Common Stock shall be issued upon the election of CellStar to purchase such shares within 30 days following the effective date of the termination of the Letter Agreement (the "Purchase Period") for an aggregate purchase price of two million dollars ($2,000,000) (the "December Shares, which together with the October Shares are referred to as the "Securities").

     (b) Section 1.5 of the Stock Purchase Agreement is hereby deleted in its entirety and replaced with the following:

     "In the event that CellStar fails to exercise its right to purchase the December Shares within the Purchase Period, two million dollars ($2,000,000) of the amount of accounts payable owed by the Company to CellStar, Ltd., under that certain Distribution Agreement between CellStar, Ltd. and the Company dated September 15, 1997 shall automatically be converted to a two year note, bearing interest at eight percent (8%) per annum, and payable in equal monthly installments over the two year period of the note. Notwithstanding any provision in this Agreement to the contrary, such automatic conversion of such two million dollars ($2,000,000) in accounts payable owed by the Company to a two year note shall be the sole and exclusive remedy of the Company, whether in law or in equity, for CellStar's breach of its obligation to purchase the December Shares.

     (c) The second sentence of Section 2.1 of the Stock Purchase Agreement is hereby deleted in its entirety and replaced with the following:

     "The closing of the sale and purchase of the December Shares ("Second Closing") shall occur at such place and date during the Election Period as are mutually agreed upon by the Company and CellStar ("Second Closing Date")."

     (d) The following sentence is hereby added to the end of Section 2.2 of the Stock Purchase Agreement:

     "CellStar may pay the purchase price therefor by crediting any amounts due CellStar.

     2. Affirmation of Stock Purchase Agreement. Except as amended hereby, the Stock Purchase Agreement remains in full force and effect in accordance with its terms and conditions and is hereby ratified and affirmed for all purposes by each of the parties.

     3.    Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

     (b) This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas, without reference to the conflicts of law principles thereof.

     (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (d) The headings in this Amendment are for convenience of reference only and shall not define or limit any of the terms or the provisions hereof.

              (e) This Amendment and the Letter Agreement are to be construed so as to be consistent and not in conflict, but should a conflict nonetheless arise between this Amendment and the Letter Agreement, the conflict will be resolved by giving the conflicting provision of this Amendment full force and effect.

                  [Signatures follow immediately on next page]

     IN WITNESS WHEREOF, the parties have hereunto duly affixed their signatures as of the day and year first written above.

TOPP TELECOM, INC.                     CELLSTAR TELECOM, INC.


By:                                    By:
   ---------------------------            --------------------------
Name:                                  Name:
Title:                                 Title:


For Purposes of Sections 4,8,9,10,11 and 12 only:
                                                 -------------------------------
                                                       David Topp



For Purposes of Sections 5,8,9,10,11 and 12 only:
                                                 -------------------------------
                                                       F.J. Pollak

                                                                     EXHIBIT N-2


                     AMENDMENT TO STOCK PURCHASE AGREEMENT


     This Amendment to Stock Purchase Agreement (the "Amendment"), dated as of September 1, 1998, is entered into by and among Topp Telecom, Inc., a Florida corporation ("Company") and CellStar Telecom, Inc., a Delaware corporation ("CellStar"); David Topp ("Topp") is a party to the Stock Purchase Agreement for purposes of Sections 4, 8, 9, 10, 11, and 12 only; and Frederick J. Pollak ("Pollak") is a party for purposes of Sections 5, 8, 9, 10, 11 and 12 only. Capitalized terms used but not defined herein shall have the meanings given them in that certain Stock Purchase Agreement, deemed effective November 1, 1997, by and among the parties hereto (the "Stock Purchase Agreement").

                                    RECITALS

     WHEREAS, pursuant to the provisions of that certain letter agreement dated as of September 1, 1998 by and among CellStar, the Company, David Topp and Frederick J. Pollak (the "Letter Agreement"), CellStar and the Company have agreed to enter into this Amendment.

     NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties made herein, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. Amendments. The Stock Purchase Agreement is hereby amended as follows:

     All references to: (i) the December Shares, (ii) the Second Closing Date and (iii) the Second Closing and any obligations relating thereto are hereby deleted.

     2. Agreement and Acknowledgment. The parties hereto agree and acknowledge that: (i) the option granted to CellStar pursuant to that certain Option Agreement by and between the Company and CellStar dated September 1, 1998 shall replace, and not be in addition to, the rights and obligations of CellStar pursuant to Section 1 of the Stock Purchase Agreement with respect to the December Shares, (ii) the rights and obligations of the parties described in
Section 1 of the Stock Purchase Agreement with respect to the automatic conversion of the $2.0 million of Telecom's accounts payable owed to CellStar, Ltd. are no longer in effect, and (iii) CellStar has not defaulted in any of its obligations under the Stock Purchase Agreement.

     3. Affirmation of Stock Purchase Agreement. Except as amended hereby, the Stock Purchase Agreement remains in full force and effect in accordance with its terms and conditions and is hereby ratified and affirmed for all purposes by each of the parties.

     4.    Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

     (b) This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas, without reference to the conflicts of law principles thereof.

     (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (d) The headings in this Amendment are for convenience of reference only and shall not define or limit any of the terms or the provisions hereof.

     (e) This Amendment and the Letter Agreement are to be construed so as to be consistent and not in conflict, but should a conflict nonetheless arise between this Amendment and the Letter Agreement, the conflict will be resolved by giving the conflicting provision of this Amendment full force and effect.

                  [Signatures follow immediately on next page]

     IN WITNESS WHEREOF, the parties have hereunto duly affixed their signatures as of the day and year first written above.

TOPP TELECOM, INC.                     CELLSTAR TELECOM, INC.


By:                                    By:
   -----------------------------          ---------------------------
Name:                                  Name:
Title:                                 Title:


For Purposes of Sections 4,8,9,10,11 and 12
only:
     -----------------------------------------
                   David Topp



For Purposes of Sections 5,8,9,10,11 and 12
only:
     -----------------------------------------
                   F.J. Pollak